STATEMENT OF ADDITIONAL INFORMATION
BlackRock California Municipal Series Trust
BlackRock California Municipal Bond Fund
BlackRock Multi-State Municipal Series Trust
BlackRock New Jersey Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7762

This Statement of Additional Information of BlackRock California Municipal Bond Fund (the “California Fund”), a series of BlackRock California Municipal Series Trust (the “California Trust”), and of BlackRock New Jersey Municipal Bond Fund (the “New Jersey Fund”) and BlackRock Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund” and, collectively with the California Fund and the New Jersey Fund, the “Funds”), each a series of BlackRock Multi-State Municipal Series Trust (the “Multi-State Trust” and, collectively with the California Trust, the “Trusts”) is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, dated September 29, 2014, as they may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by calling (800) 441-7762 or by writing to the Funds at the above address. The Funds’ Prospectuses are incorporated by reference into this Statement of Additional Information, and Part I of this Statement of Additional Information and the portions of Part II of this Statement of Additional Information that relate to the Funds have been incorporated by reference into the Funds’ Prospectuses. The portions of Part II of this Statement of Additional Information that do not relate to the Funds do not form a part of the Funds’ Statement of Additional Information, have not been incorporated by reference into the Funds’ Prospectuses and should not be relied upon by investors in the Funds. The audited financial statements of the Funds are incorporated into this Statement of Additional Information by reference to each Fund’s Annual Report to Shareholders for the fiscal year ended May 31, 2014 (the “Annual Report”). You may request a copy of each Fund’s Annual Report at no charge by calling (800) 441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.
References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.
Class	BlackRock California Municipal Bond Fund Ticker Symbol	BlackRock New Jersey Municipal Bond Fund Ticker Symbol	BlackRock Pennsylvania Municipal Bond Fund Ticker Symbol
Investor A Shares	MECMX	MENJX	MEPYX
Investor A1 Shares	MDCMX	MDNJX	MDPYX
Investor B Shares	MBCMX	N/A	N/A
Investor C Shares	MFCMX	MFNJX	MFPYX
Investor C1 Shares	MCCMX	MCNJX	MCPYX
Institutional Shares	MACMX	MANJX	MAPYX
Service Shares	N/A	MSNJX	MSPYX

BlackRock Advisors, LLC — Manager
BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is September 29, 2014, as amended October 31, 2014.

PART I: INFORMATION ABOUT THE FUNDS
Part I of this Statement of Additional Information (“SAI”) sets forth information about the Funds. It includes information about the Board of Trustees of each Trust (the “Board” or the “Board of Trustees” and members of which are referred to as “Trustees”), the management services provided to and the management fees paid by the Funds and information about other fees applicable to and services provided to the Funds. This Part I of the SAI should be read in conjunction with the Funds’ Prospectuses and those portions of Part II of this SAI that pertain to the Funds.
I. Investment Objectives and Policies
Set forth below is a listing of some of the types of investments and investment strategies that a Fund may use, and the risks and considerations associated with those investments and investment strategies. Please see the Part II of this Statement of Additional Information for further information on these investments and investment strategies. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund.
Only information that is clearly identified as applicable to a Fund is considered to form a part of such Fund’s SAI.
	California Fund	New Jersey Fund	Pennsylvania Fund
144A-Securities	X	X	X
Asset-Backed Securities
Asset-Based Securities
Precious Metal-Related Securities
Bank Loans
Borrowing and Leverage	X	X	X
Cash Flows; Expenses
Cash Management
Collateralized Debt Obligations
Collateralized Bond Obligations
Collateralized Loan Obligations
Commercial Paper	X	X	X
Commodity-Linked Derivative Instruments and Hybrid Instruments
Qualifying Hybrid Instruments
Hybrid Instruments without Principal Protection
Limitations on Leverage
Counterparty Risk
Convertible Securities
Cyber Security Issues	X	X	X
Debt Securities	X	X	X
Depositary Receipts (ADRs, EDRs and GDRs)
Derivatives	X	X	X
Hedging	X	X	X
Indexed and Inverse Securities	X	X	X
Swap Agreements	X	X	X
Interest Rate Swaps, Caps and Floors	X	X	X
Credit Default Swap Agreements and Similar Instruments	X	X	X
Contracts for Difference	X	X	X
Credit Linked Securities	X	X	X
Interest Rate Transactions and Swaptions	X	X	X
Total Return Swap Agreements	X	X	X
Types of Options
Options on Securities and Securities Indices	X	X	X
Call Options	X	X	X
Put Options	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates

	California Fund	New Jersey Fund	Pennsylvania Fund
Risks Associated with Options	X	X	X
Futures	X	X	X
Risks Associated with Futures	X	X	X
Foreign Exchange Transactions
Forward Foreign Exchange Transactions
Currency Futures
Currency Options
Currency Swaps
Limitations on Currency Transactions
Risk Factors in Hedging Foreign Currency
Risk Factors in Derivatives	X	X	X
Credit Risk	X	X	X
Currency Risk
Leverage Risk	X	X	X
Liquidity Risk	X	X	X
Correlation Risk	X	X	X
Index Risk	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X
Distressed Securities	X	X	X
Dollar Rolls
Equity Securities
Exchange Traded Notes (“ETNs”)
Foreign Investment Risks
Foreign Market Risk
Foreign Economy Risk
Currency Risk and Exchange Risk
Governmental Supervision and Regulation / Accounting Standards
Certain Risks of Holding Fund Assets Outside the United States
Publicly Available Information
Settlement Risk
Funding Agreements
Guarantees
Illiquid or Restricted Securities	X	X	X
Inflation-Indexed Bonds	X	X	X
Inflation Risk	X	X	X
Investment Grade Debt Obligations	X	X	X
Investment in Emerging Markets
Brady Bonds
Investment in Other Investment Companies	X	X	X
Exchange Traded Funds	X	X	X
Junk Bonds	X	X	X
Lease Obligations
Liquidity Management	X	X	X
Master Limited Partnerships
Mezzanine Investments
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	X	X	X
Money Market Securities	X	X	X
Mortgage-Related Securities
Mortgage-Backed Securities
Collateralized Mortgage Obligations (“CMOs”)
Adjustable Rate Mortgage Securities
CMO Residuals
Stripped Mortgage-Backed Securities
Tiered Index Bonds

	California Fund	New Jersey Fund	Pennsylvania Fund
TBA Committments
Municipal Investments	X	X	X
Risk Factors and Special Considerations Relating to Municipal Bonds	X	X	X
Description of Municipal Bonds	X	X	X
General Obligation Bonds	X	X	X
Revenue Bonds	X	X	X
Private Activity Bonds (“PABs”)	X	X	X
Moral Obligation Bonds	X	X	X
Municipal Notes	X	X	X
Municipal Commercial Paper	X	X	X
Municipal Lease Obligations	X	X	X
Tender Option Bonds	X	X	X
Yields	X	X	X
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs	X	X	X
Transactions in Financial Futures Contracts	X	X	X
Call Rights	X	X	X
Municipal Interest Rate Swap Transactions	X	X	X
Insured Municipal Bonds	X	X	X
Build America Bonds	X	X	X
Participation Notes
Pay-in-kind-Bonds
Portfolio Turnover Rate Risk	X	X	X
Preferred Stock
Real Estate Related Securities
Real Estate Investment Trusts (“REITs”)
Repurchase Agreements and Purchase and Sale Contracts	X	X	X
Reverse Repurchase Agreements	X	X	X
Rights Offerings and Warrants to Purchase
Securities Lending	X	X	X
Short Sales
Sovereign Debt
Standby Commitment Agreements
Stripped Securities
Structured Notes
Supranational Entities
Tax-Exempt Derivatives	X	X	X
Tax-Exempt Preferred Shares
Taxability Risk	X	X	X
Trust Preferred Securities	X	X	X
U.S. Government Obligations	X	X	X
U.S. Treasury Obligations	X	X	X
Utility Industry
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X
Yields and Ratings	X	X	X
Zero Coupon Securities	X	X	X

The investment objective of each of the California Fund, the New Jersey Fund and the Pennsylvania Fund is to provide shareholders with income exempt from Federal income taxes and California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, respectively. The investment objective of each Fund is a fundamental policy of the respective Fund and may not be changed without the approval of a majority of such Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended, (the “Investment Company Act”). Each of the California Fund, the New Jersey Fund and the Pennsylvania Fund seeks to achieve its objective by investing primarily in a portfolio of long-term investment grade obligations issued by or on behalf of California, New Jersey and Pennsylvania, respectively, their respective political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, and interest on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from California personal income taxes, New Jersey personal income taxes and Pennsylvania personal income taxes, respectively. Obligations the interest on which is excludable from gross income for Federal income tax purposes are referred to herein as “Municipal Bonds.” Obligations the interest on which, in the opinion of bond counsel of the issuer, is excludable from gross income for Federal income taxes and exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income tax are referred to as “California Municipal Bonds,” “New Jersey Municipal Bonds” or “Pennsylvania Municipal Bonds,” respectively. Unless otherwise indicated, references to Municipal Bonds shall be deemed to include California Municipal Bonds, New Jersey Municipal Bonds and Pennsylvania Municipal Bonds. Municipal Bonds include general obligation bonds, revenue or special obligation bonds, private activity bonds, variable rate demand notes, and short-term tax-exempt municipal obligations such as tax anticipation notes.
Under normal circumstances, each of the California Fund, the New Jersey Fund and the Pennsylvania Fund invests at least 80% of its net assets in California Municipal Bonds, New Jersey Municipal Bonds and Pennsylvania Municipal Bonds, respectively. For this purpose, net assets include any borrowings for investment purposes. This is a fundamental policy of each Fund and cannot be changed without a vote of the majority of the outstanding shares of the Fund as defined under the Investment Company Act. The California Fund is classified as a diversified open-end management investment company under the Investment Company Act. Each of the New Jersey Fund and the Pennsylvania Fund is classified as a non-diversified open-end management investment company under the Investment Company Act. There can be no assurance that the investment objective of any Fund will be achieved.
For temporary periods or to provide liquidity, each Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with remaining maturities not in excess of one year from the date of purchase (“Temporary Investments”), except that taxable Temporary Investments generally will not exceed 20% of any Fund’s assets. In addition, each Fund reserve the right to temporarily invest a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of BlackRock Advisors, LLC (“BlackRock” or the “Manager”), each Fund’s investment adviser, market conditions warrant such action. Temporary Investments consist of U.S. Government securities, U.S. Government Agency securities, domestic bank certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. From time to time, a Fund may realize capital gains that will constitute taxable income.
Each Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to a Federal and possibly state alternative minimum tax.
Certain instruments in which a Fund may invest may be characterized as derivative instruments. Each Fund is authorized to engage in transactions in financial futures contracts and options thereon only for hedging purposes. Each Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements, both for hedging purposes and to seek to enhance income. The Funds may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). The Funds’ hedging strategies are not fundamental policies and may be modified by the Trustees of the Trusts without the approval of shareholders.
Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Trustees, the Manager will take into account in assessing the quality of such bonds not only the creditworthiness of the issuer of such bonds but also the creditworthiness of the financial institution that provides the credit enhancement.
The Funds ordinarily do not intend to realize investment income that is not excludable from gross income for Federal income tax purposes and exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable. However, to the extent that suitable California Municipal Bonds, New Jersey Municipal Bonds or Pennsylvania Municipal Bonds are not available for investment by the California Fund, the New Jersey Fund or the Pennsylvania Fund, respectively, each Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes, but not exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, respectively. Each Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities to pay interest that is excludable from gross income for Federal income tax purposes and/or exempt from California personal income taxes, New Jersey personal income taxes or Pennsylvania personal income taxes, as applicable (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing an interest in one or more long-term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in California Municipal Bonds, New Jersey Municipal

Bonds or Pennsylvania Municipal Bonds, as applicable, or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Funds’ investment objectives and policies, Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from California personal income taxes will be considered “California Municipal Bonds,” Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from New Jersey personal income taxes will be considered “New Jersey Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from Pennsylvania personal income taxes will be considered “Pennsylvania Municipal Bonds.” Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Funds.
Investment Polices of the Funds
Each Fund pursues its investment objective through the separate investment policies described below. These policies differ with respect to the maturity and quality of portfolio securities in which a Fund may invest, and these policies can be expected to affect the yield on each Fund and the degree of market, financial, credit and interest rate risk to which the Fund is subject. Generally, Municipal Bonds with longer maturities tend to produce higher yields and are subject to greater market fluctuations as a result of changes in interest rates (“interest rate risk”) than are Municipal Bonds with shorter maturities. In addition, lower rated Municipal Bonds generally will provide a higher yield than higher rated Municipal Bonds of similar maturity but are also generally subject to greater market risk and to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations (“credit risk”). A Fund’s net asset value may fall when interest rates rise and rise when interest rates fall. Because of its emphasis on investments in Municipal Bonds, each Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment plan.
California Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in California Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of Standard & Poor’s (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal circumstances, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.
New Jersey Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in New Jersey Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal circumstances, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.
Pennsylvania Fund
Under normal circumstances, the Fund will invest at least 80% of its assets in Pennsylvania Municipal Bonds. At least 80% of the Fund’s assets will be invested in investment grade Municipal Bonds. Investment grade Municipal Bonds are those rated at the date of purchase in the four highest rating categories of S&P (AAA, AA, A and BBB), Fitch (AAA, AA, A and BBB) or Moody’s Investors (Aaa, Aa, A and Baa) in the case of long-term debt, rated MIG 1 through MIG 3 by Moody’s, rated F-1+ through F-3 by Fitch, or rated SP-1 through SP-2 by S&P in the case of short-term notes, and rated P-1 or P-2 in the case of Moody’s, rated F-1+ through F-3 by Fitch or A-1 through A-3 by S&P in the case of tax-exempt commercial paper. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. Securities rated in the lowest investment grade category may be considered to have speculative characteristics. The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase debt securities that are in default or that the Manager believes will be in default. Under normal circumstances, it is generally anticipated that the Fund’s weighted average maturity will be in excess of ten years.
Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if the funds that are advised by the investment adviser either (i) invest, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) market themselves as providing investment exposure to such instruments. To the extent the Funds use CFTC Derivatives, they intend to do so below such prescribed levels and will not market themselves as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of such Funds.
II. Investment Restrictions
The Trusts, on behalf of the Funds, have adopted restrictions and policies relating to the Funds’ assets and their activities. Certain of the restrictions are fundamental policies of the Funds and may not be changed without the approval of the holders of a majority of a Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trusts, on behalf of the Funds, have also adopted certain non-fundamental investment restrictions, which may be changed by the Boards of Trustees without shareholder approval.
Set forth below are the Funds’ fundamental and non-fundamental investment restrictions. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.
Under the Trusts’ fundamental investment restrictions, each Fund may not:
(1) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities). For purposes of this restriction, states, municipalities and their political subdivisions are not considered part of any industry.
(2) Make investments for the purpose of exercising control or management.
(3) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(4) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time.
(5) Issue senior securities to the extent such issuance would violate applicable law.
(6) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1⁄3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
(7) Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (“Securities Act”), in selling portfolio securities.
(8) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
As an additional fundamental restriction, the California Fund may not make any investment inconsistent with its classification as a diversified investment company under the Investment Company Act.
Under the Trusts’ non-fundamental investment restrictions, each Fund may not:
(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act, at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.
(b) Make short sales of securities or maintain a short position, except to the extent permitted under the Prospectus and the Statement of Additional Information and by applicable law.
(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Boards of Trustees of the Trusts have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Boards of Trustees of the Trusts are not subject to the limitations set forth in this investment restriction.
(d) Notwithstanding fundamental investment restriction (6) above, borrow amounts in excess of 20% of its total assets, taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes such as redemption of Fund shares. The Fund will not purchase securities while borrowings exceed 5% (taken at market value) of its total assets.
Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.
III. Information on Trustees and Officers
The Board of Trustees of each Trust consists of thirteen individuals (each a Trustee), ten of whom are not “interested persons” of the Trusts as defined in the Investment Company Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the

“Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the Equity-Bond Complex. The Trustees also oversee as Board members the operations of the other open-end registered investment companies included in the Equity-Bond Complex.
The Board of Trustees has overall responsibility for the oversight of the Trusts and the Funds. The Chairman of the Board is an Independent Trustee, and the Chairman of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee. The Chairman of the Board’s role is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman of each Committee performs a similar role with respect to the Committee. The Chairman of the Board or a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to the Funds. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.
The Board has engaged the Manager to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of the Funds and associated risk in accordance with the provisions of the Investment Company Act, state law, other applicable laws, the Trusts’ charters, and each Fund’s investment objectives and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of the Funds.
Day-to-day risk management with respect to the Funds is the responsibility of the Manager or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The members of the Audit Committee are Fred G. Weiss (Chair), Robert M. Hernandez and the Honorable Stuart E. Eizenstat, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of the Trusts’ independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications, independence and performance of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each audit and discuss each Fund’s audited financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of the Funds and the internal controls of the Funds and certain service providers; (5) oversee the performance of (a) each Fund’s internal audit function provided by its investment adviser and (b) the Independent Registered Public Accounting Firm; (6) oversee policies, procedures and controls regarding valuation of each Fund’s investments and their classification as liquid or illiquid; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to the Funds’ financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended May 31, 2014, the Audit Committee met four times.
The members of the Governance and Nominating Committee (the “Governance Committee”) are the Honorable Stuart E. Eizenstat (Chair), Robert M. Hernandez and Fred G. Weiss, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trusts and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended May 31, 2014, the Governance Committee met four times.
The members of the Compliance Committee are James H. Bodurtha (Chair), Bruce R. Bond and Roberta Cooper Ramo, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving each Fund, the fund-related activities of BlackRock and each Fund’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of each Fund and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning each Fund’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trusts’ Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee.The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended May 31, 2014, the Compliance Committee met four times.
The members of the Performance Oversight Committee (the “Performance Committee”) are David H. Walsh (Chair), Donald W. Burton, Kenneth A. Froot and John F. O’Brien, all of whom are Independent Trustees, and Paul L. Audet, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Fund’s investment objectives, policies and practices; (2) recommend to the Board specific investment tools and techniques employed by BlackRock; (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes; (4) review the Fund’s investment performance relative to agreed-upon performance objectives; (5) review information on unusual or exceptional investment matters; and (6) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Committee. The Board has adopted a written charter for the Performance Committee. During the fiscal year ended May 31, 2014, the Performance Committee met four times.
The members of the Executive Committee are James H. Bodurtha, the Honorable Stuart E. Eizenstat, Robert M. Hernandez, David H. Walsh and Fred G. Weiss, all of whom are Independent Trustees, and Paul L. Audet, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended May 31, 2014, the Executive Committee did not meet.
The Independent Trustees have adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the

Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing each Fund and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.
Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of each Fund and the other funds in the BlackRock Fund Complex (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.
The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each board member should serve (or continue to serve) on the Board.
Trustees	Experience, Qualifications and Skills
Independent Trustees
James H. Bodurtha	James H. Bodurtha has served for more than 21 years on the boards of registered investment companies, most recently as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the Board of certain of the legacy-Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Prior thereto, Mr. Bodurtha was counsel to and a member of the Board of a smaller bank-sponsored mutual funds group. In addition, Mr. Bodurtha is a member of, and previously served as Chairman of, the Independent Directors Council and served for 11 years as an independent director on the Board of Governors of the Investment Company Institute. He also has more than 30 years of executive management and business experience through his work as a consultant and as the chairman of the board of a privately-held company. In addition, Mr. Bodurtha has more than 20 years of legal experience as a corporate attorney and partner in a law firm, where his practice included counseling registered investment companies and their boards.
Bruce R. Bond	Bruce R. Bond has served for approximately 16 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.
Donald W. Burton	Donald W. Burton has served for approximately 28 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM and Raymond James funds. He also has more than 30 years of investment management business experience, having served as the managing general partner of an investment partnership, and a member of the Investment Advisory Council of the Florida State Board of Administration. In addition, Mr. Burton has corporate governance experience, having served as a board member of publicly-held financial, health-care, and telecommunications companies.

Trustees	Experience, Qualifications and Skills
The Honorable Stuart E. Eizenstat	The Honorable Stuart E. Eizenstat has served for approximately 12 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-BlackRock funds. He served as U.S. Ambassador to the European Union Under Secretary of Commerce for International Trade, Under Secretary of State for Economic, Business & Agricultural Affairs, and Deputy Secretary of the U.S. Treasury during the Clinton Administration. He was Director of the White House Domestic Policy Staff and Chief Domestic Policy Adviser to President Carter. In addition, Mr. Eizenstat is a practicing attorney and Head of the International Practice at a major international law firm. Mr. Eizenstat has business and executive management experience and corporate governance experience through his service on the advisory boards and corporate boards of publicly-held consumer, energy, environmental delivery, metallurgical and telecommunications companies. Mr. Eizenstat has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.
Kenneth A. Froot	Kenneth A. Froot has served for approximately 18 years on the boards of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. The Equity-Bond Board benefits from Mr. Froot’s years of academic experience, having served as a professor of finance at Harvard University since 1992 and teaching courses on capital markets, international finance, and risk management. Mr. Froot has published numerous articles and books on a range of topics, including, among others, the financing of risk, risk management, the global financial system, currency analysis, foreign investing, and investment style strategies. He has served as a director of research for Harvard Business School for approximately 6 years, and as a managing partner of an investment partnership. In addition, Mr. Froot has served as a consultant to the International Monetary Fund, the World Bank, and the Board of Governors of the Federal Reserve, and served on the staff of the US President’s Council of Economic Advisers and the Economic Advisory Board of the Export-Import Bank of the United States.
Robert M. Hernandez	Robert M. Hernandez has served for approximately 19 years on the board of registered investment companies, having served as Chairman of the Board of the Equity-Bond Complex and as Vice Chairman and Chairman of the Audit and Nominating/Governance Committees of its predecessor funds, including certain legacy-BlackRock funds. Mr. Hernandez has business and executive experience through his service as group president, chief financial officer, Chairman and vice chairman, among other positions, of publicly-held energy, steel, and metal companies. He has served as a director of other public companies in various industries throughout his career. He also has broad corporate governance experience, having served as a board member of publicly-held energy, insurance, chemicals, metals and electronics companies. Mr. Hernandez has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.
John F. O’Brien	John F. O’Brien has served for approximately 8 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. He also has investment management experience, having served as the president, director, and chairman of the board of an investment management firm and a life insurance company. Mr. O’Brien also has broad corporate governance and audit committee experience, having served as a board member and audit committee member of publicly-held financial, medical, energy, chemical, retail, life insurance, and auto parts manufacturing companies, and as a director of a not-for-profit organization.

Trustees	Experience, Qualifications and Skills
Roberta Cooper Ramo	Roberta Cooper Ramo has served for approximately 13 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. She is a practicing attorney and shareholder in a law firm for more than 30 years. Ms. Ramo has oversight experience through her service as chairman of the board of a retail company and as president of the American Bar Association and the American Law Institute and as President, for 2 years, and Member of the Board of Regents, for 6 years, of the University of New Mexico. She also has corporate governance experience, having served on the boards of United New Mexico Bank and the First National Bank of New Mexico and on the boards of non-profit organizations.
David H. Walsh	David H. Walsh has served for approximately 10 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including the legacy-MLIM funds. Mr. Walsh has investment management experience, having served as a consultant with Putnam Investments (“Putnam”) from 1993 to 2003, and employed in various capacities at Putnam from 1971 to 1992. He has oversight experience, serving as the director of an academic institute, and a board member of various not-for-profit organizations.
Fred G. Weiss	Fred G. Weiss has served for approximately 15 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds, including as Chairman of the board of certain of the legacy-MLIM funds. He also has more than 30 years of business and executive management experience, having served in senior executive positions of two public companies where he was involved in both strategic planning and corporate development, as Chairman of the Committee on Investing Employee Assets (CIBA) and as a managing director of an investment consulting firm. Mr. Weiss also has corporate governance experience, having served as a board member of a publicly-held global technology company and a pharmaceutical company, and as a director of a not-for-profit foundation. Mr. Weiss has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable SEC rules.
Interested Trustees
Paul L. Audet	Paul L. Audet has a wealth of experience in the investment management industry, including more than 15 years with BlackRock, Inc. and over 30 years in finance and asset management. His expertise in finance is demonstrated by his positions as Chief Financial Officer of BlackRock, Inc. and head of BlackRock’s Global Cash Management business. Mr. Audet currently is a member of BlackRock’s Global Operating and Corporate Risk Management Committees, the BlackRock Alternative Investors Executive Committee and the Investment Committee for the Private Equity Fund of Funds. Prior to joining BlackRock, Inc., Mr. Audet was the Senior Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the investment management and mutual fund processing businesses and head of PNC’s Mergers & Acquisitions unit.

Trustees	Experience, Qualifications and Skills
Laurence D. Fink	Laurence D. Fink has served for approximately 13 years on the board of registered investment companies, having served as a member of the Board of the Equity-Bond Complex and its predecessor funds. He serves as Chairman of the Board and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees. Mr. Fink served as a managing director of The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group. He also is Chairman of the Board of several of BlackRock’s alternative investment vehicles, Director of several of BlackRock’s offshore funds, a Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees. Mr. Fink serves as Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee, and a Trustee of The Boys’ Club of New York.
Henry Gabbay	Henry Gabbay’s many years of experience in finance provide the Boards with a wealth of practical business knowledge and leadership. In particular, Mr. Gabbay’s experience as a Consultant for and Managing Director of BlackRock, Inc., Chief Administrative Officer of BlackRock Advisors, LLC and President of BlackRock Funds provides the Funds with greater insight into the analysis and evaluation of both their existing investment portfolios and potential future investments as well as enhanced oversight of their investment decisions and investment valuation processes. In addition, Mr. Gabbay’s former positions as Chief Administrative Officer of BlackRock Advisors, LLC and as Treasurer of certain closed-end funds in the BlackRock Fund Complexes provide the Boards with direct knowledge of the operations of the BlackRock-advised Funds and their investment adviser. Mr. Gabbay’s previous service on and long-standing relationship with the Boards also provide him with a specific understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds.

Biographical Information
Certain biographical and other information relating to the Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.
Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Independent Trustees
James H. Bodurtha[3] 55 East 52nd Street New York, NY 10055 1944	Trustee	1995 to present	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 97 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	2007 to present	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 97 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	2007 to present	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	None
Honorable Stuart E. Eizenstat[4] 55 East 52nd Street New York, NY 10055 1943	Trustee	2007 to present	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	2005 to present	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None
Robert M. Hernandez[5] 55 East 52nd Street New York, NY 10055 1944	Trustee	2007 to present	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE. Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	2007 to present	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	2000 to present	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	29 RICs consisting of 97 Portfolios	None
David H. Walsh[6] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	29 RICs consisting of 97 Portfolios	None
Fred G. Weiss[7] 55 East 52nd Street New York, NY 10055 1941	Trustee	2007 to present	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 97 Portfolios	Actavis plc (pharmaceuticals)
Interested Trustees[8]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee and President	2011 to present	Senior Managing Director of BlackRock, Inc. and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock, Inc. from 2007 to 2008; Chief Financial Officer of BlackRock, Inc. from 1998 to 2005.	144 RICs consisting of 334 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served[1,2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	2007 to present	Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 97 Portfolios	BlackRock, Inc.
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock Fund Complex from 1989 to 2006.	144 RICs consisting of 334 Portfolios	None

[1]	Each Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by each Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74. In no event may an interested Trustee hold office beyond December 31 of the year in which he or she turns 72.
[2]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining each Trust’s board in 2007, each Trustee first became a member of the Board of Directors/Trustees of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.
[3]	Chairman of the Compliance Committee.
[4]	Chairman of the Governance and Nominating Committee.
[5]	Chairman of the Board of Trustees.
[6]	Chairman of the Performance Oversight Committee.
[7]	Vice-Chairman of the Board of Trustees and Chairman of the Audit Committee.
[8]	Messrs. Audet and Fink are both “interested persons,” as defined in the Investment Company Act, of each Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of each Trust based on his former position at BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities.
Certain biographical and other information relating to the officers of the Trusts is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and investment company directorships.

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Registered Investment Companies (“RICs”) consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company or Investment Company Directorships Held
Trust Officers
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Chief Executive Officer	2010 to present	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	144 RICs consisting of 334 Portfolios	None
Jennifer McGovern 55 East 52nd Street New York, NY 10055 1977	Vice President	2014 to present	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.	62 RICs consisting of 252 Portfolios	None
Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.	144 RICs consisting of 334 Portfolios	None
Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	144 RICs consisting of 334 Portfolios	None
Charles Park 55 East 52nd Street New York, NY 10055 1967	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.	150 RICs consisting of 654 Portfolios	None
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	2012 to present	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary of the BlackRock-advised Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.	62 RICs consisting of 252 Portfolios	None

[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

Share Ownership
Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are overseen by the respective Trustees as of December 31, 2013 is set forth in the chart below.
Name of Trustee[1]	Aggregate Dollar Range of Equity Securities in the California Fund	Aggregate Dollar Range of Equity Securities in the New Jersey Fund	Aggregate Dollar Range of Equity Securities in the Pennsylvania Fund	Aggregate Dollar Range of Equity Securities in BlackRock-advised Funds
Interested Trustees:
Paul L. Audet	None	None	None	Over $100,000
Laurence D. Fink	None	None	None	None *
Henry Gabbay	None	None	None	Over $100,000
Independent Trustees:
James H. Bodurtha	None	None	None	Over $100,000
Bruce R. Bond	None	None	None	Over $100,000
Donald W. Burton	None	None	None	Over $100,000
Honorable Stuart E. Eizenstat	None	None	None	Over $100,000
Kenneth A. Froot	None	None	None	Over $100,000
Robert M. Hernandez	None	None	Over $100,000	Over $100,000
John F. O’Brien	None	None	None	Over $100,000
Roberta Cooper Ramo	None	None	None	Over $100,000
David H. Walsh	None	None	None	Over $100,000
Fred G. Weiss	None	None	None	Over $100,000

[1]	The Trustees anticipate purchasing additional shares of BlackRock-advised Funds in the near future.
*	As of December 31, 2013, Mr. Fink had invested, in the aggregate, over $100,000 in BlackRock-advised Funds, including funds not overseen by him as a director or trustee.
As of September 2, 2014, the Trustees and officers of the Trusts as a group owned an aggregate of less than 1% of the outstanding shares of the Funds. As of December 31, 2013, none of the Independent Trustees of the Trusts or their immediate family members owned beneficially or of record any securities of affiliates of the Manager, the Distributor, or any person directly or indirectly controlling, controlled by, or under common control with the Manager or the Distributor.
Compensation of Trustees
Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $175,000 per year for his or her services as a Board member of the BlackRock-advised Funds, including the Funds, and a $25,000 Board meeting fee to be paid for each Board meeting up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chairman and Vice-Chairman of the Board are paid as compensation an additional annual retainer of $115,000 and $35,000, respectively, per year. The Chairmen of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $35,000, respectively.
Mr. Gabbay is an interested Trustee of the Trusts and serves as an interested board member of the other funds which comprise the Equity-Liquidity, the Equity-Bond and the Closed-End Complexes. Mr. Gabbay receives as compensation for his services as a board member of each of these three BlackRock Fund Complexes, (i) an annual retainer of $550,000, paid quarterly in arrears, allocated to the BlackRock-advised Funds in these three BlackRock Fund Complexes, including the Funds, and (ii) with respect to each of the two open-end BlackRock Fund Complexes, a board meeting fee of $3,750 (with respect to meetings of the Equity-Liquidity Complex) and $18,750 (with respect to meetings of the Equity-Bond Complex) to be paid for attendance at each board meeting for up to five board meetings held in a calendar year by each such BlackRock Fund Complex (compensation for meetings in excess of this number to be determined on a case-by-case basis). Mr. Gabbay will also be reimbursed for out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Mr. Gabbay’s compensation for serving on the boards of funds in these three BlackRock Fund Complexes (including the Funds) is equal to 75% of each board member retainer and, as applicable, of each board meeting fee (without regard to additional fees paid to Board and Committee chairs) received by the Independent board members serving on such boards. The Board of the Trusts or the board of any other BlackRock-advised Funds may modify the board members’ compensation from time to time depending on market conditions and Mr. Gabbay’s compensation would be impacted by those modifications.
The following table sets forth the compensation paid to the Trustees by the Trusts, on behalf of the Funds for the fiscal year ended May 31, 2014, and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2013.
Name [1]	Aggregate Compensation from the California Fund	Aggregate Compensation from the New Jersey Fund	Aggregate Compensation from the Pennsylvania Fund	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds
Independent Trustees:
James H. Bodurtha[2]	$2,370	$1,933	$2,199	None	$340,000
Bruce R. Bond	$2,249	$1,885	$2,107	None	$305,000
Donald W. Burton	$2,249	$1,885	$2,107	None	$305,000
Honorable Stuart E. Eizenstat[3]	$2,370	$1,933	$2,199	None	$335,000
Kenneth A. Froot	$2,249	$1,885	$2,107	None	$305,000
Robert M. Hernandez[4]	$2,645	$2,042	$2,409	None	$420,000
John F. O’Brien	$2,249	$1885	$2,107	None	$305,000
Roberta Cooper Ramo	$2,249	$1,885	$2,107	None	$305,000
David H. Walsh[5]	$2,370	$1,933	$2,199	None	$340,000
Fred G. Weiss[6]	$2,490	$1,980	$2,291	None	$375,000
Interested Trustees:[7]
Paul L. Audet	None	None	None	None	None
Laurence D. Fink	None	None	None	None	None
Henry Gabbay	$1,361	$1,120	$1,271	None	$661,563

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation see the Biographical Information Chart beginning on page I-14.
[2]	Chairman of the Compliance Committee.
[3]	Chairman of the Governance Committee.
[4]	Chairman of the Board of Trustees.
[5]	Chairman of the Performance Committee.
[6]	Vice Chairman of the Board of Trustees and Chairman of the Audit Committee.
[7]	Mr. Gabbay began receiving compensation from the BlackRock-advised Funds for his service as a Trustee effective January 1, 2009. Messrs. Audet and Fink receive no compensation from the Funds for their service as a Trustee.
IV. Management and Advisory Arrangements
The Trusts, on behalf of the Funds, have entered into investment management agreements with the Manager (the “Management Agreements”), pursuant to which the Manager receives for its services to each Fund monthly compensation at the annual rate of: 0.55% of that portion of the average daily net assets of the Fund not exceeding $500 million, 0.525% of that portion of the average daily net assets of the Fund in excess of $500 but not exceed $1 billion, and 0.50% of that portion of the average daily net assets of the Fund in excess of $1 billion.
The Manager has contractually agreed to cap net expenses of the Funds (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class (except for Investor B Shares of the California Fund) at the levels described below. (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in the Funds’ prospectuses as “Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.”) To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.
With respect to the California Fund, beginning June 1, 2014, the Manager has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and other Fund expenses) as a percentage of average daily net assets to 0.84% for Investor A Shares, 1.60% for Investor C Shares, and 0.66% for Institutional Shares until October 1, 2015. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the California Fund or by a vote of a majority of the outstanding voting securities of the California Fund.
With respect to the contractual agreement for the California Fund, if during the California Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BlackRock, are less than the expense limit for that share class, the share class is required to repay BlackRock up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (i) the California Fund has more than $50 million in assets and (ii) BlackRock or an affiliate serves as the California Fund’s manager or administrator.
With respect to the New Jersey Fund, beginning June 1, 2014, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.84% for Investor A Shares, 1.61% for Investor C Shares, 0.75% for Institutional Shares, 0.72% for Investor A1 Shares (beginning October 1, 2014), 1.23% for Investor C1 Shares (beginning October 1, 2014) and 0.84% for Services Shares until October 1, 2015. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the New Jersey Fund or by a vote of a majority of the outstanding voting securities of the New Jersey Fund.
With respect to the Pennsylvania Fund, beginning October 1, 2014, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.89% for Investor A Shares, 1.68% for Investor C Shares, 0.71% for Institutional Shares, 0.72% for Investor A1 Shares, 1.23% for Investor C1 Shares and 0.89% for Services Shares until October 1, 2015. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Pennsylvania Fund or by a vote of a majority of the outstanding voting securities of the Pennsylvania Fund
Set forth below are the total management fees paid by the Funds to the Manager for the periods indicated:
California Fund
Fiscal Year Ended	Paid to the Manager	Waived by the Manager[1]
May 31, 2014	$3,116,596	$ 2,922
May 31, 2013	$3,911,552	$55,007
May 31, 2012	$2,438,900	$26,177

[1]	The Manager agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
New Jersey Fund
Fiscal Year Ended	Paid to the Manager	Waived by the Manager[1,2]	Reimbursements by the Manager[2]
May 31, 2014	$1,270,767	$77,216	$ 79,654
May 31, 2013	$1,430,012	$86,393	$ 77,181
May 31, 2012	$1,261,830	$99,108	$163,426

[1]	The Manager agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
[2]	For the fiscal years ended May 31, 2014, 2013 and 2012, the Manager voluntarily to waived and/or reimbursed fees and/or expenses in order to limit expenses (excluding acquired fund fees and expenses) as follows: 0.87% (for Investor A Shares), 0.72% (for Investor A1 Shares),1.64% (for Investor C Shares), 1.23% (for Investor C1 Shares), 0.78% (for Institutional Shares) and 0.87% (for Service Shares).
Pennsylvania Fund
Fiscal Year Ended	Paid to the Manager	Waived by the Manager[1,2]	Reimbursements by the Manager[2]
May 31, 2014	$2,416,544	$ 124	$330,109
May 31, 2013	$2,878,688	$10,494	$433,929
May 31, 2012	$2,666,479	$14,499	$556,160

[1]	The Manager agreed to waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.
[2]	For the fiscal years ended May 31, 2014, 2013 and 2012, the Manager voluntarily to waived and/or reimbursed fees and/or expenses in order to limit expenses (excluding acquired fund fees and expenses) as follows: 0.89% (for Investor A Shares), 0.73% (for Investor A1 Shares), 1.68% (for Investor C Shares), 1.26% (for Investor C1 Shares), 0.71% (for Institutional Shares) and 0.89% (for Service Shares).
Pursuant to the Management Agreements, the Manager may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Manager, to perform investment advisory services with respect to the Funds. In addition, the Manager may delegate certain of its investment advisory functions under the Management Agreements to one or more of its affiliates to the extent permitted by applicable law. The Manager may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.
Prior to July 1, 2014, BlackRock Investment Management, LLC (the “Sub-Adviser”) served as a sub-adviser to the Funds and received for its services a monthly fee from the Manager at an annual rate equal to a percentage of the advisory fee paid to the Manager under the Management Agreements.
The table below sets forth information about the sub-advisory fees paid by the Manager to the Sub-Adviser for the periods indicated:
Fiscal Year Ended	California Fund	New Jersey Fund	Pennsylvania Fund
2014	$1,835,695	$703,933	$1,425,140
2013	$2,277,842	$822,786	$1,713,524
2012	$1,421,391	$704,687	$1,505,474

Information Regarding the Portfolio Managers
Each Fund is managed by a team of financial professionals.
Theodore R. Jaeckel, Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers of the California Fund and are jointly and primarily responsible for the day-to-day management of the Fund.
Timothy T. Browse, CFA, Theodore R. Jaeckel, Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers of the New Jersey Fund and are jointly and primarily responsible for the day-to-day management of the Fund.
Phillip Soccio, CFA, Theodore R. Jaeckel, Jr., CFA and Walter O’Connor, CFA are the co-portfolio managers of the Pennsylvania Fund and are jointly and primarily responsible for the day-to-day management of the Fund.
Other Funds and Accounts Managed
The following table sets forth information about funds and accounts other than the Funds for which each Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Funds’ fiscal year ended May 31, 2014.
California Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.,CFA	63	0	0	0	0	0
	$25.60 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	63	0	0	0	0	0
	$25.60 Billion	$0	$0	$0	$0	$0

New Jersey Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy T. Browse, CFA	11	0	0	0	0	0

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	$2.78 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	63	0	0	0	0	0
	$25.92 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	63	0	0	0	0	0
	$25.92 Billion	$0	$0	$0	$0	$0

Pennsylvania Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	11	0	0	0	0	0
	$3.30 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr., CFA	63	0	0	0	0	0
	$25.73 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	63	0	0	0	0	0
	$25.73 Billion	$0	$0	$0	$0	$0

Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers’ compensation as of May 31, 2014.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:
Portfolio Manager	Portfolio Managed	Benchmark
Timothy T. Browse, CFA	New Jersey Fund	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Theodore R. Jaeckel, Jr., CFA	California Fund New Jersey Fund Pennsylvania Fund	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio Managed	Benchmark
Walter O’Connor, CFA	California Fund New Jersey Fund Pennsylvania Fund	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Phillip Soccio, CFA	Pennsylvania Fund	A combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.
Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.
Fund Ownership
The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager as of the fiscal year ended May 31, 2014.
Portfolio Manager	Portfolio Managed	Dollar Range
Phillip Soccio, CFA	Pennsylvania Fund	None
Timothy T. Browse, CFA	New Jersey Fund	$1–$10,000

Portfolio Manager	Portfolio Managed	Dollar Range
Theodore R. Jaeckel, Jr., CFA	California Fund New Jersey Fund Pennsylvania Fund	None None None
Walter O’Connor, CFA	California Fund New Jersey Fund Pennsylvania Fund	None None None

Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Funds. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Accounting Services
The table below shows the amounts paid by the Funds to State Street Bank and Trust Company (“State Street”) and the Manager for accounting services for the periods indicated:
California Fund
Fiscal Year Ended	Paid to State Street	Paid to the Manager
May 31, 2014	$126,471	$7,305
May 31, 2013	$165,820	$6,627
May 31, 2012	$ 88,381	$1,768

New Jersey Fund
Fiscal Year Ended	Paid to State Street	Paid to the Manager
May 31, 2014	$53,858	$2,564
May 31, 2013	$71,939	$2,655
May 31, 2012	$60,307	$ 988

Pennsylvania Fund
Fiscal Year Ended	Paid to State Street	Paid to the Manager
May 31, 2014	$ 94,000	$4,851
May 31, 2013	$131,903	$5,539
May 31, 2012	$105,976	$1,536

Transfer Agency Services
BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal place of business at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursement agent for the Funds.
Pursuant to a Shareholders’ Administrative Services Agreement, the Manager provides certain shareholder liaison services in connection with each Fund’s investor service center. Each Fund reimburses the Manager for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses which are a component of the transfer agency fees in each Fund’s annual report.
The following table sets forth the fees paid by the Funds to the Manager pursuant to the Shareholders’ Administrative Services Agreement for the periods indicated:
California Fund
Fiscal Year Ended	Paid to the Manager
May 31, 2014	$6,038
May 31, 2013	$7,722
May 31, 2012	$4,417

New Jersey Fund
Fiscal Year Ended	Paid to the Manager
May 31, 2014	$4,150
May 31, 2013	$5,382
May 31, 2012	$3,029

Pennsylvania Fund
Fiscal Year Ended	Paid to the Manager
May 31, 2014	$2,589
May 31, 2013	$7,706
May 31, 2012	$4,946

Credit Agreement. Each Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364 day, $1.1 billion credit agreement with a group of lenders, which is renewed annually (the “Credit Agreement”). Excluding commitments designated for a certain individual fund, other Participating Funds, including each Fund, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the Credit Agreement. A Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. A Fund may not borrow under the Credit Agreement for leverage. A Fund may borrow up to the maximum amount allowable under the Fund’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for a Fund which may impact the Fund’s net expenses. The costs of borrowing may reduce a Fund’s return. A Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If a Fund borrows pursuant to the Credit Agreement, the Fund is charged interest at a variable rate.

V. Information on Sales Charges and Distribution Related Expenses
Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received the Funds, including the amounts paid to affiliates of the Manager (“Affiliates”) for the Funds’ last three fiscal years. BlackRock Investments, LLC (“BRIL” or the “Distributor”), an affiliate of the Manager, acts as the Fund’s sole distributor.
Investor A and Investor A1 Sales Charge Information
For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
California Fund
Investor A
May 31, 2014	$130,883	$11,009	$11,009	$108,901
May 31, 2013	$525,921	$42,976	$42,976	$ 35,223
May 31, 2012	$412,525	$34,024	$34,024	$ 500
Investor A1
May 31, 2014	$ 0	$ 0	$ 0	$ 0
May 31, 2013	$ 0	$ 0	$ 0	$ 0
May 31, 2012	$ 2	$ 0	$ 0	$ 0

For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
New Jersey Fund
Investor A
May 31, 2014	$ 79,077	$ 6,486	$ 6,486	$13,961
May 31, 2013	$350,511	$25,344	$25,344	$ 5,000
May 31, 2012	$148,205	$11,251	$11,251	$ 110
Investor A1
May 31, 2014	$ 0	$ 0	$ 0	$ 0
May 31, 2013	$ 503	$ 53	$ 53	$ 0
May 31, 2012	$ 39	$ 3	$ 3	$ 0

For the Fiscal Year Ended,	Gross Sales Charges Collected	Sales Charges Retained by BRIL	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
Pennsylvania Fund
Investor A
May 31, 2014	$106,271	$ 8,251	$ 8,251	$1,001
May 31, 2013	$371,656	$27,218	$27,218	$ 16
May 31, 2012	$245,579	$18,726	$18,861	$ 0
Investor A1
May 31, 2014	$ 0	$ 0	$ 0	$ 0
May 31, 2013	$ 0	$ 0	$ 0	$ 0
May 31, 2012	$ 0	$ 0	$ 0	$ 0

Investor B, Investor B1, Investor C and Investor C1 Sales Charges Information
For the Fiscal Year Ended,	CDSCs Received by BRIL	CDSCs Paid to Affiliates
California Fund
Investor B
May 31, 2014	$ 2	$ 2
May 31, 2013	$ 0	$ 0
May 31, 2012	$ 102	$ 102
Investor C
May 31, 2014	$41,186	$41,186
May 31, 2013	$22,013	$22,013
May 31, 2012	$ 3,618	$ 3,618
Investor C1
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 0	$ 0
May 31, 2012	$ 105	$ 105

For the Fiscal Year Ended,	CDSCs Received by BRIL	CDSCs Paid to Affiliates
New Jersey Fund
Investor B
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 0	$ 0
May 31, 2012	$ 489	$ 489
Investor B1
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 0	$ 0
May 31, 2012	$ 200	$ 200
Investor C
May 31, 2014	$7,227	$7,227
May 31, 2013	$2,670	$2,670
May 31, 2012	$1,898	$1,898
Investor C1
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 511	$ 511
May 31, 2012	$ 0	$ 0

For the Fiscal Year Ended,	CDSCs Received by BRIL	CDSCs Paid to Affiliates
Pennsylvania Fund
Investor B
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 139	$ 139
May 31, 2012	$ 117	$ 117
Investor B1
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 914	$ 914
May 31, 2012	$ 0	$ 0
Investor C
May 31, 2014	$5,759	$5,759
May 31, 2013	$6,717	$6,717
May 31, 2012	$1,362	$1,362
Investor C1
May 31, 2014	$ 0	$ 0
May 31, 2013	$ 0	$ 0
May 31, 2012	$ 0	$ 0

The tables below provide information for the fiscal year ended May 31, 2014 about the 12b-1 fees the Funds paid to BRIL under the Funds’ 12b-1 plan. A significant amount of the fees collected by BRIL were paid to affiliates for providing shareholder servicing activities for Investor A, Investor A1 and Service Shares and for providing shareholder servicing and distribution-related activities and services for Investor B, Investor C and Investor C1 Shares.
	Paid to BRIL
Class Name	California Fund	New Jersey Fund	Pennsylvania Fund
Investor A Shares	$303,253	$108,409	$135,427
Investor A1 Shares	$156,016	$ 31,910	$ 18,031
Investor B Shares	$ 9,258	$ 54[1]	$ 34[1]
Investor C Shares	$693,889	$256,192	$255,261
Investor C1 Shares	$108,282	$ 51,920	$ 35,429
Service Shares	N/A	$ 44,413	$ 17,410

[1]	On June 10, 2013, all issued and outstanding Investor B Shares of the New Jersey Fund and the Pennsylvania Fund were converted into Investor A Shares with the same relative aggregate net asset value.
VI. Computation of Offering Price Per Share
An illustration of the computation of the public offering price of the Investor A Shares and Investor A1 Shares of a Fund based on the value of a Fund’s net assets and number of Investor A Shares and Investor A1 Shares outstanding on May 31, 2014 is set forth below.
	Investor A Shares
	California Fund	New Jersey Fund	Pennsylvania Fund
Net Assets	$111,545,197	$45,073,413	$55,499,605
Number of Shares Outstanding	9,132,145	4,061,104	4,943,889
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$12.21	$11.10	$11.23
Sales Charge Per Share (4.25% of offering price; 4.44% of net asset value per share)[1]	.54	.49	.50
Offering Price	$12.75	$11.59	$11.73

[1]	Assumes maximum sales charge is applicable.

	Investor A1 Shares
	California Fund	New Jersey Fund	Pennsylvania Fund
Net Assets	$154,845,514	$31,337,773	$17,823,276
Number of Shares Outstanding	12,666,253	2,822,844	1,587,376
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$12.23	$11.10	$11.23
Sales Charge Per Share (4.00% of offering price; 4.17% of net asset value per share)[1]	.51	.46	.47
Offering Price	$12.74	$11.56	$11.70

[1]	Assumes maximum sales charge is applicable.
VII. Portfolio Transactions and Brokerage
See “Portfolio Transactions and Brokerage” in Part II of this Statement of Additional Information for more information.
Information about the brokerage commissions paid by the Funds, including commissions paid to Affiliates, is set forth in the following table:
California Fund
Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
May 31, 2014	$5,013	$0
May 31, 2013	$4,877	$0
May 31, 2012	$6,171	$0

New Jersey Fund
Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
May 31, 2014	$2,742	$0
May 31, 2013	$1,708	$0
May 31, 2012	$2,101	$0

Pennsylvania Fund
Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
May 31, 2014	$5,214	$0
May 31, 2013	$2,583	$0
May 31, 2012	$4,351	$0

The Funds held no securities of its regular brokers or dealers (as defined in Rule 10b-1 of the Investment Company Act) during the fiscal year ended May 31, 2014.
Each Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Fund and to retain an affiliate of the Fund as lending agent. To the extent that a Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, acts as securities lending agent for the Fund, subject to the overall supervision of the Manager. BIM administers the lending program in accordance with guidelines approved by each Board.
Those Funds that engage in securities lending retain a portion of securities lending income and remit a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. Each Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee.
Pursuant to the current securities lending agreement: (i) if the Funds were to engage in securities lending, the Funds retain 75% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.
Under the securities lending program, the Funds are categorized into specific asset classes. The determination of a Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between each Trust and BIM.
In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2013 (the “Hurdle Date”), each Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Funds were to engage in securities lending, 80% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.
The Funds paid no securities lending agent fees to the lending agent during the fiscal years ended May 31, 2014, May 31, 2013 and May 31, 2012.
VIII. Additional Information
Independent Registered Public Accounting Firm. Deloitte & Touche LLP, with offices at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm.
Description of Shares
The California Trust is a business trust organized on March 20, 1985 under the laws of Massachusetts. The California Trust is an open-end management investment company currently comprised of one series (“Series”), the California Fund, which is a separate portfolio offering shares to a selected group of purchasers. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, par value $.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series or classes of a Series of the Trust. Effective September 29, 2006, the California Trust changed its name to BlackRock California Municipal Series Trust and the California Fund changed its name to BlackRock California Insured Municipal Bond Fund. Effective March 16, 2009, the California Fund changed its name to BlackRock California Municipal Bond Fund.
The Multi-State Trust is a business trust organized on August 2, 1985 under the laws of Massachusetts. On September 18, 1987, the Multi-State Trust changed its name from “Merrill Lynch Multi-State Tax-Exempt Series Trust” to “Merrill Lynch Multi-State Municipal Bond Series Trust,” and on December 21, 1987 the Multi-State Trust again changed its name to “Merrill Lynch Multi-State Municipal Series Trust.” On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch’s investment management business combined with BlackRock to create a new independent company. At that time, the Multi-State Trust changed its name to “BlackRock Multi-State Municipal Series Trust,” the New Jersey Fund changed its name to BlackRock New Jersey Municipal Bond Fund and the Pennsylvania Fund changed its name to “BlackRock Pennsylvania Municipal Bond Fund”.
The Multi-State Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. Each of the Series is managed independently in order to provide shareholders who are residents of the state to which such Series relates with income exempt from Federal, and in certain cases, state and local income taxes. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of the New Jersey Fund, BlackRock Florida Municipal Bond Fund, the Pennsylvania Fund and BlackRock New York Municipal Bond Fund. Shareholder approval is not required for the authorization of additional Series or classes of a Series of the Multi-State Trust.

Principal Shareholders
To the knowledge of each Fund, the following entities owned beneficially or of record 5% or more of the respective Fund’s shares as of August 31, 2014:
California Fund
Name	Address	%	Class
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	42.90%	Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	11.39%	Investor A Shares
*JP Morgan Clearing Corp	3 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245	9.47%	Investor A Shares
*UBS WM USA	499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	7.92%	Investor A Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	7.18%	Investor A Shares
*American Enterprise Investment Svc	707 2nd Ave S Minneapolis, MN 55402	5.53%	Investor A Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	74.50%	Investor A1 Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	5.98%	Investor A1 Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	46.34%	Investor B Shares
*Edward D. Jones and Co.	12555 Manchester Road St. Louis, MO 63131-3710	20.38%	Investor B Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.89%	Investor B Shares
*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	10.20%	Investor B Shares
*Carmen R Garcia & Micaela Abrego TTES	626 North Dearborn Street 138 Redlands, CA 92374-0000	5.02%	Investor B Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	52.95%	Investor C Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	10.23%	Investor C Shares
*JP Morgan Clearing Corp.	3 Chase Metrotech Center 3rd Floor Brooklyn, NY 11245	10.11%	Investor C Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.32%	Investor C Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.48%	Investor C Shares

Name	Address	%	Class
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	88.76%	Investor C1 Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	55.96%	Institutional Class
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	13.57%	Institutional Class
*NFS LLC FEBO	499 Washington Blvd Jersey City, NJ 07310	11.18%	Institutional Class
*Morgan Stanley & Co	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	6.34%	Institutional Class

*	Record holder that does not beneficially hold the shares.
New Jersey Fund
Name	Address	%	Class
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	20.69%	Investor A Shares
*American Enterprise Investment Svc	707 2nd Ave S Minneapolis, MN 55402	18.22%	Investor A Shares
*NFS LLC FEBO	499 Washington Blvd 4th Floor Jersey City, NJ 07310-2055	13.47%	Investor A Shares
*LPL Financial	9785 Towne Centre Drive Sand Diego, CA 92121-1968	10.59%	Investor A Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.17%	Investor A Shares
*UBS WM USA	499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	8.09%	Investor A Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.34%	Investor A Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	75.61%	Investor A1 Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	9.01%	Investor A1 Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	47.73%	Investor C Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	11.44%	Investor C Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	10.79%	Investor C Shares
*UBS WM USA	499 Washington Blvd 9th Floor Jersey City, NJ 07310-2055	8.13%	Investor C Shares

Name	Address	%	Class
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	81.82%	Investor C1 Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.09%	Investor C1 Shares
*Saxon and Co.	PO Box 7780-1888 Philadelphia, PA 19182	55.30%	Institutional Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	17.19%	Institutional Shares
*Saxon and Co.	PO Box 7780-1888 Philadelphia, PA 19182	8.03%	Institutional Shares
*NFS LLC FEBO	499 Washington Blvd 4th Floor Jersey City, NJ 07310-2055	45.63%	Service Shares
*Saxon and Co.	PO Box 7780-1888 Philadelphia, PA 19182	12.52%	Service Shares
JITender Prasad	301 Bellevue Parkway Wilmington, DE 19809	5.46%	Service Shares

*	Record holder that does not beneficially hold the shares.
Pennsylvania Fund
Name	Address	%	Class
*NFS LLC FEBO	499 Washington Blvd 4th Floor Jersey City, NJ 07310-2055	33.02%	Investor A Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	12.46%	Investor A Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	8.58%	Investor A Shares
*LPL Financial	9785 Towne Centre Drive San Diego, CA 92121-1968	6.07%	Investor A Shares
*TD Ameritrade Inc.	PO Box 2226 Omaha, NE 68103-226	6.01%	Investor A Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	5.76%	Investor A Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	5.75%	Investor A Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	76.89%	Investor A1 Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	5.19%	Investor A1 Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	35.36%	Investor C Shares

Name	Address	%	Class
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	19.85%	Investor C Shares
*Morgan Stanley & Co.	Harborside Financial Center Plaza II 3rd Floor Jersey City, NJ 07311	12.37%	Investor C Shares
*Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.57%	Investor C Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246-6484	68.07%	Investor C1 Shares
*First Clearing, LLC	2801 Market Street St. Louis, MO 63103	11.73%	Investor C1 Shares
*Saxon and Co.	PO Box 7780-1888 Philadelphia, PA 19182	51.74%	Institutional Shares
*Saxon and Co.	PO Box 7780-1888 Philadelphia, PA 19182	28.16%	Institutional Shares
*Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	5.44%	Institutional Shares
*Merrill Lynch Pierce Fenner & Smith Incorporated	4800 Deer Lake Drive East Jacksonville, FL 32246	5.22%	Institutional Shares
*NFS LLC FEBO	499 Washington Blvd 4th Floor Jersey City, NJ 07310-2055	90.59%	Service Shares

*	Record holder that does not beneficially hold the shares.
State Tax Issues
California
So long as, at the close of each quarter of the California Fund’s taxable year, at least 50% of the value of the California Fund’s total assets consists of California municipal securities or certain United States, California, Puerto Rico, Virgin Islands or Guam government obligations the income from which is exempt from California personal income taxation under federal or California law (collectively “CA-Exempt Obligations”), exempt-interest dividends (i) paid by California Fund in an amount not exceeding the interest received on such CA-Exempt Obligations during the California Fund’s taxable year, and (ii) designated by the California Fund as exempt-interest dividends (in a written notice mailed to the California Fund’s shareholders not later than 60 days after the close of the California Fund’s taxable year) will be treated as an item of interest excludable from the income of California resident individuals for purposes of the California personal income tax. Dividends designated as attributable to CA-Exempt Obligations that are paid to a corporate shareholder subject to the California corporate franchise tax will be taxable as ordinary income for purposes of such tax. On the other hand, dividends designated as attributable to CA-Exempt Obligations that are paid to a corporate shareholder subject to the California corporate income tax should not be taxable as ordinary income but should be treated in the same manner as such dividends are treated for purposes of the California personal income tax, described above. Distributions to shareholders attributable to interest on obligations issued by states other than California and its political subdivisions, as well as distributions attributable to market discount or short-term or long-term capital gains, are generally subject to California personal income tax, corporate income tax, and corporate franchise tax, even though all or a portion of such dividends may be exempt from Federal income tax. Interest on indebtedness incurred or continued by a shareholder of the California Fund to purchase or carry shares of the California Fund generally will not be deductible for California personal or corporate income tax purposes. It should be noted that California law deviates from the provisions of Subchapter M of Chapter 1 of Subtitle A of the Code, relating to regulated investment companies, in certain potentially material respects.

New Jersey
If the New Jersey Fund qualifies as a “Qualified Investment Fund,” the portion of its distributions that are derived from interest or gains on New Jersey Municipal Bonds and other obligations that are exempt from New Jersey state or local taxation under New Jersey law or Federal law will be exempt from New Jersey personal income tax. In order to be a Qualified Investment Fund and pass through tax-exempt interest for New Jersey personal income tax purposes, New Jersey statutes require the New Jersey Fund, among other requirements, to maintain not less than 80% of the aggregate principal amount of its investments in New Jersey Municipal Bonds and any other obligations that are statutorily free from State or local taxation under any other act of New Jersey State or local law or under the laws of the United States at the close of each quarter of the tax year (the “80% Test”). For purposes of calculating whether the 80% Test is satisfied, cash and cash items (including receivables), financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized by section 851(b) of the Internal Revenue Code are excluded from the principal amount of the New Jersey Fund’s investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through interest exempt from New Jersey personal income tax. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, a 1997 tax court decision held that regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible for New Jersey personal income tax purposes.
Federally exempt interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and may also be subject to state taxes in states other than New Jersey. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors, should consult their tax advisers with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.
Under present New Jersey law, a registered investment company (“RIC”), such as the New Jersey Fund, will pay a small minimum tax. But it may be subject to a more significant New Jersey corporate or franchise tax for any year in which it does not qualify as a RIC. The New Jersey Fund may be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.
Pennsylvania
To the extent that the distributions by the Pennsylvania Fund are derived from interest on Pennsylvania municipal bonds (or from direct obligations of the United States) and the Pennsylvania Fund meets certain state tax requirements, such distributions are also exempt from Pennsylvania state personal income taxes. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania municipal bonds (or from direct obligations of the United States) will be taxable for Pennsylvania personal income tax purposes. Distributions derived from interest on obligations that are merely backed or guaranteed by the U.S. Government (e.g., GNMAs, FNMAs), or on repurchase agreements collateralized by U.S. Government securities, are not exempt from the Pennsylvania personal income tax.
In the case of residents of the City of Philadelphia, distributions by the Pennsylvania Fund that are derived from interest on Pennsylvania municipal bonds (or from direct obligations of the United States) and distributions that are designated as capital gain dividends for federal income tax purposes will also be exempt from the Philadelphia School District investment net income tax.
Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.
An investment in the Pennsylvania Fund by a corporate shareholder should qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or U.S. Government securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends attributable to Pennsylvania municipal bonds are excluded from taxable income for Federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax. In addition, distributions from the Pennsylvania Fund derived from interest on direct obligations of the United States are also exempt from the Pennsylvania corporate net income tax.

Income from other investments may produce taxable dividend distributions. If you are subject to income tax in a state other than Pennsylvania, the dividends derived from Pennsylvania municipal bonds generally will not be exempt from income tax in that state.
This discussion does not address the extent, if any, to which shares of the Pennsylvania Fund, or interest and gain thereon, is subject to, or included in the measure of, the special taxes imposed by the Commonwealth of Pennsylvania on banks and other financial institutions or with respect to any privilege, excise, franchise or other tax imposed on business entities not discussed above. For the complete provisions, reference should be made to the applicable state laws. The state laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.
IX. Financial Statements
The audited financial statements and notes thereto in the Trust’s Annual Report to Shareholders for the fiscal year ended May 31, 2014 (the “2014 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2014 Annual Report are incorporated by reference herein. The financial statements included in the 2014 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements have been incorporated here in reliance upon the report of such firm given their authority as experts in accounting and auditing. Additional copies of the 2014 Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this SAI.

PART II
Throughout this Statement of Additional Information (“SAI”), each BlackRock-advised fund may be referred to as a “Fund” or collectively with others as the “Funds.” Certain Funds may also be referred to as “Municipal Funds” if they invest certain of their assets in municipal investments described below.
Each Fund is organized either as a Maryland corporation, a Massachusetts business trust or a Delaware statutory trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock and shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares of Common Stock are referred to as “shareholders,” the trustees or directors of each Fund are referred to as “Directors,” BlackRock Advisors, LLC or its affiliates is the investment adviser or manager of each Fund and is referred to herein as the “Manager” or “BlackRock,” and the investment advisory agreement or management agreement applicable to each Fund is referred to as the “Management Agreement.” Each Fund’s Articles of Incorporation or Declaration of Trust, together with all amendments thereto, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act.” The Securities Act of 1933, as amended, is referred to herein as the “Securities Act.” The Securities and Exchange Commission is referred to herein as the “Commission” or the “SEC.”
Certain Funds are “feeder” funds (each, a “Feeder Fund”) that invest all or a portion of their assets in a corresponding “master” portfolio (each, a “Master Portfolio”) of a master limited liability company (each, a “Master LLC”), a mutual fund that has the same objective and strategies as the Feeder Fund. All investments are generally made at the level of the Master Portfolio. This structure is sometimes called a “master/feeder” structure. A Feeder Fund’s investment results will correspond directly to the investment results of the underlying Master Portfolio in which it invests. For simplicity, this SAI uses the term “Fund” to include both a Feeder Fund and its Master Portfolio.
In addition to containing information about the Funds, Part II of this SAI contains general information about all funds in the BlackRock-advised fund complex. Certain information contained herein may not be relevant to a particular Fund.
Investment Risks and Considerations
Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Funds may use, and the risks and considerations associated with those investments and investment strategies. Please see each Fund’s Prospectus and the “Investment Objectives and Policies” section of Part I of this SAI for further information on each Fund’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Fund’s investments and/or investment strategies applies only to those Funds specifically identified in Part I of this SAI as making each type of investment or using each investment strategy (each, a “Covered Fund”). Information that does not apply to a Covered Fund does not form a part of that Covered Fund’s Statement of Additional Information and should not be relied on by investors in that Covered Fund. Only information that is clearly identified as applicable to a Covered Fund is considered to form a part of that Covered Fund’s Statement of Additional Information.
144A Securities. A Fund may purchase securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A under the Securities Act. The Directors have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Directors. The Directors have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of 144A securities. The Directors, however, will retain sufficient oversight and will ultimately be responsible for the determinations. Since it is not possible to predict with assurance exactly how the market for securities sold and offered under Rule 144A will continue to develop, the Directors will carefully monitor a Fund’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.
Asset-Backed Securities. Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
Asset-Based Securities. Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or Baa by Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the Manager has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the Manager may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities. A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
Bank Loans. Certain Funds may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer’s option. Certain Funds may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such Loans in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund’s manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty’s credit risk. The Funds may enter into Participations and Assignments on a forward commitment or “when-issued” basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future. For more information on forward commitments and when-issued securities, see “When-Issued Securities, Delayed Delivery Securities and Forward Commitments” below.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds’ manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Borrowing and Leverage. Each Fund may borrow as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Certain Funds will not purchase securities at any time when borrowings exceed 5% of their total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. Certain Funds may also borrow in order to make investments. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Fund creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Fund that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay on the borrowings, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Fund will be less than if leverage had not been used and, therefore, the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Fund’s leveraged position if it expects that the benefits to the Fund’s shareholders of maintaining the leveraged position will outweigh the current reduced return.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Fund’s portfolio in accordance with the

Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Each Fund may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.
Cash Flows; Expenses. The ability of each Fund to satisfy its investment objective depends to some extent on the Manager’s ability to manage cash flow (primarily from purchases and redemptions and distributions from the Fund’s investments). The Manager will make investment changes to a Fund’s portfolio to accommodate cash flow while continuing to seek to replicate the total return of the Fund’s target index. Investors should also be aware that the investment performance of each index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing, and any incremental operating costs (e.g., transfer agency and accounting costs) that will be borne by the Funds. Finally, since each Fund seeks to replicate the total return of its target index, the Manager generally will not attempt to judge the merits of any particular security as an investment.
Cash Management. Generally, the Manager will employ futures and options on futures to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes. However, if considered appropriate in the opinion of the Manager, a portion of a Fund’s assets may be invested in certain types of instruments with remaining maturities of 397 days or less for liquidity purposes. Such instruments would consist of: (i) obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions (“U.S. Government Securities”); (ii) other fixed-income securities rated Aa or higher by Moody’s or AA or higher by S&P or, if unrated, of comparable quality in the opinion of the Manager; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper, bank obligations or other short-term obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Manager.
Collateralized Debt Obligations. Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CDOs are types of asset-backed securities. A CBO is ordinarily issued by a trust or other special purpose entity (“SPE”) and is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities) held by such issuer. A CLO is ordinarily issued by a trust or other SPE and is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer. Although certain CDOs may benefit from credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDO issuers may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.
For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.
Commercial Paper. Certain Funds may purchase commercial paper. Commercial paper purchasable by each Fund includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act.
Commodity-Linked Derivative Instruments and Hybrid Instruments. Certain Funds seek to gain exposure to the commodities markets primarily through investments in hybrid instruments. Hybrid instruments are either equity or debt derivative securities with one or more commodity-dependent components that have payment features similar to a commodity futures contract, a commodity option contract, or a combination of both. Therefore, these instruments are “commodity-linked.” They are considered “hybrid” instruments because they have both commodity-like and security-like characteristics. Hybrid instruments are derivative instruments because at least part of their value is derived from the value of an underlying commodity, futures contract, index or other readily measurable economic variable.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to under-perform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.
Qualifying Hybrid Instruments. Certain Funds may invest in hybrid instruments that qualify for exclusion from regulation under the Commodity Exchange Act and the regulations adopted thereunder. A hybrid instrument that qualifies for this exclusion from regulation must be “predominantly a security.” A hybrid instrument is considered to be predominantly a security if (a) the issuer of the hybrid instrument receives payment in full of the purchase price of the hybrid instrument, substantially contemporaneously with delivery of the hybrid instrument; (b) the purchaser or holder of the hybrid instrument is not required to make any payment to the issuer in addition to the purchase price paid under subparagraph (a), whether as margin, settlement payment, or otherwise, during the life of the hybrid instrument or at maturity; (c) the issuer of the hybrid instrument is not subject by the terms of the instrument to mark-to-market margining requirements; and (d) the hybrid instrument is not marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to applicable provisions of the Commodity Exchange Act. Hybrid instruments may be principal protected, partially protected, or offer no principal protection. A principal protected hybrid instrument means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the hybrid instrument is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note. With a principal protected hybrid instrument, the Fund will receive at maturity the greater of the par value of the note or the increase in its value based on the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. The Manager’s decision whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and, therefore, depends on the creditworthiness of the issuer. With full principal protection, the Fund will receive at maturity of the hybrid instrument either the stated par value of the hybrid instrument, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked has increased in value. Partially protected hybrid instruments may suffer some loss of principal if the underlying commodity, index, futures contract or economic variable to which the hybrid instrument is linked declines in value during the term of the hybrid instrument. However, partially protected hybrid instruments have a specified limit as to the amount of principal that they may lose.
Hybrid Instruments Without Principal Protection. Certain Funds may invest in hybrid instruments that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the hybrid instrument might not be returned. The Manager, at its discretion, may invest in a partially protected principal structured note or a note without principal protection. In deciding to purchase a note without principal protection, the Manager may consider, among other things, the expected performance of the underlying commodity futures contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors that the Manager believes are relevant.
Limitations on Leverage. Some of the hybrid instruments in which a Fund may invest may involve leverage. To avoid being subject to undue leverage risk, a Fund will seek to limit the amount of economic leverage it has under any one hybrid instrument that it buys and the leverage of the Fund’s overall portfolio. A Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 300% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. “Leverage ratio” is the expected increase in the value of a hybrid instrument, assuming a one percent price increase in the underlying commodity, futures contract, index or other economic factor. In other words, for a hybrid instrument with a leverage factor of 150%, a 1% gain in the underlying economic variable would be expected to result in a 1.5% gain in value for the hybrid instrument. Conversely, a hybrid instrument with a leverage factor of 150% would suffer a 1.5% loss if the underlying economic variable lost 1% of its value. “Portfolio leverage ratio” is defined as the average (mean) leverage ratio of all instruments in a Fund’s portfolio, weighted by the market values of such instruments or, in the case of futures contracts, their notional values. To the extent that the policy on a Fund’s use of leverage stated above conflicts with the Investment Company Act or the rules and regulations thereunder, the Fund will comply with the applicable provisions of the Investment Company Act. A Fund may at times or from time to time decide not to use leverage in its investments or use less leverage than may otherwise be allowable.
Counterparty Risk. A significant risk of hybrid instruments is counterparty risk. Unlike exchange-traded futures and options, which are standard contracts, hybrid instruments are customized securities, tailor-made by a specific issuer. With a listed futures or options contract, an investor’s counterparty is the exchange clearinghouse. Exchange clearinghouses are capitalized by the exchange members and typically have high investment grade ratings (e.g., ratings of AAA or AA by S&P). Therefore, the risk is small that an exchange clearinghouse might be unable to meet its obligations at maturity. However, with a hybrid instrument, a Fund will take on the counterparty credit risk of the issuer. That is, at maturity of the hybrid instrument, there is a risk that the issuer may be unable to perform its obligations under the structured note.
Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.
The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.
In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.
Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Fund are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued, which may increase the effects of currency risk. As described below, a Fund is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of exchange rate fluctuations.
Apart from currency considerations, the value of convertible securities is influenced by both the yield on nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. At the same time, however, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If the conversion value of a convertible security is substantially below its investment value, the price of the convertible security is governed principally by its investment value. To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.
Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.
A Fund may also invest in synthetic convertible securities. Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager or another party by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.
A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security that has a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.
More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote a Fund’s objective than alternative investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Fund may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.
The value of a Manufactured Convertible may respond to certain market fluctuations differently from a traditional convertible security with similar characteristics. For example, in the event a Fund created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would be expected to outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed income securities outperform Treasury instruments.
Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.
Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. Credit risk is reduced to the extent a Fund limits its debt investments to U.S. Government securities.
All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. If interest rates move sharply in a manner not anticipated by Fund management, a Fund’s investments in debt securities could be adversely affected and the Fund could lose money. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than will the market price of shorter-term debt securities.
During periods of rising interest rates, the average life of certain fixed income securities is extended because of slower than expected principal payments. This may lock in a below-market interest rate and extend the duration of these fixed-income securities, especially mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility and lose value. This is known as extension risk.
The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities. The Funds are not restricted to any maximum or minimum time to maturity in purchasing individual portfolio securities, and the average maturity of a Fund’s assets will vary.
Depositary Receipts (ADRs, EDRs and GDRs). Certain Funds may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The Fund may invest in both sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depositary receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Investments in ADRs, EDRs and GDRs present additional investment considerations as described under “Foreign Investment Risks.”
Derivatives. Each Fund may use instruments referred to as derivative securities. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Each Fund may use derivatives for hedging purposes. Certain Funds may also use derivatives for speculative purposes to seek to enhance returns. The use of a derivative is speculative if the Fund is primarily seeking to achieve gains, rather than offset the risk of other positions. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Unless otherwise permitted, no Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.
Hedging. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There is also a risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or a related option. There can be no assurance that a Fund’s hedging strategies will be effective. No Fund is required to engage in hedging transactions and each Fund may choose not to do so.
A Fund may use derivative instruments and trading strategies, including the following:
Indexed and Inverse Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. A Fund may also invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A

Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Fund may purchase inverse floating obligations that have shorter-term maturities or that contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for a Fund that allow the Fund to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Fund may invest in indexed and inverse securities for hedging purposes or to seek to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position.
The Funds may invest up to 10% of their total assets in leveraged inverse floating rate debt instruments (“inverse floaters”). Inverse floaters are securities the potential of which is inversely related to changes in interest rates. In general, the return on inverse floaters will decrease when short-term interest rates increase and increase when short-term rates decrease. Municipal tender option bonds, both taxable and tax-exempt, which may include inverse floating rate debt instruments, (including residual interests thereon) are excluded from this 10% limitation.
Swap Agreements. A Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Fund’s portfolio.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will seek to lessen this risk to some extent by entering into a transaction only if the counterparty meets the current credit requirement for over-the-counter (“OTC”) option counterparties. Swap agreements also bear the risk that a Fund will not be able to meet its payment obligations to the counterparty. As noted, however, a Fund will segregate liquid assets permitted to be so segregated by the Commission in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies, may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect each Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
See “Credit Default Swap Agreements,” “Interest Rate Swaps, Caps and Floors” and “Municipal Interest Rate Swap Agreements” below for further information on particular types of swap agreements that may be used by certain Funds.

Interest Rate Swaps, Caps and Floors. In order to hedge the value of a Fund’s portfolio against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. Interest rate swaps are OTC contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.
A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Fund may also invest in interest rate swaps to enhance income or to increase the Fund’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates). In an interest rate swap, a Fund may exchange with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Fund holds a mortgage-backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Fund to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Fund holds a mortgage-backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.
A Fund usually will enter into interest rate swap transactions on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams). Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.
If the interest rate swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be maintained in a segregated account.
Typically the parties with which a Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the counterparty to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Fund’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.
Credit Default Swap Agreements and Similar Instruments. Certain Funds may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up-front payment or a periodic stream of payments over the term of the contract, provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Fund generally receives an up-front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.
Credit default swaps and similar instruments involve greater risks than if a Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements and similar instruments only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up-front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When a Fund acts as a seller of a credit default swap or a similar instrument, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.
Contracts for Difference. Certain Funds may enter into contracts for difference. Contracts for difference are subject to liquidity risk because the liquidity of contracts for difference is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the contracts for difference transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the contract for difference and the return on related assets in its portfolio, the contracts for difference transaction may increase the Fund’s financial risk. Contracts for difference, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. Contracts for difference are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation.
Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Interest Rate Transactions and Swaptions. A Fund, to the extent permitted under applicable law, may enter into interest rate swaps, may purchase or sell interest rate caps and floors and may enter into options on swap agreements (“swaptions”) on either an asset-based or liability-based basis, depending on whether a Fund is hedging its assets or its liabilities. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their holdings, as a duration management technique or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. They may also be used for speculation to increase returns.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; and interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”. Caps and floors are less liquid than swaps.
A Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.
A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
A Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each interest rate or currency swap or swaption on a daily basis and its Manager or sub-adviser will designate liquid assets on its books and records in an amount having an aggregate net asset value at least equal to the accrued excess to the extent required by Commission guidelines. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.
Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Fund’s obligations will be accrued on a daily basis, and the full amount of the Fund’s obligations will be segregated by the Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Fund initially to make an equivalent direct investment, plus or minus any amount the Fund is obligated to pay or is to receive under the total return swap agreement.
Types of Options
Options on Securities and Securities Indices. A Fund may engage in transactions in options on individual securities, baskets of securities or securities indices, or particular measurements of value or rates (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such investments may be made on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.
Call Options. A Fund may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Fund also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.
A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets designated on the adviser’s or sub-adviser’s books and records to the extent required by Commission guidelines.
A Fund also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction. A closing purchase transaction cancels out a Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.
A Fund also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction a Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Fund’s exposure (the difference between the unpaid amounts owed by the Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase a Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Fund will lose the difference.
Put Options. A Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Fund acquires a right to sell the underlying securities or instruments at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Fund also may purchase uncovered put options.
Each Fund also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Fund, provided that such put options are covered, meaning that such options are secured by segregated, liquid assets. A Fund will receive a premium for writing a put option, which increases the Fund’s return.
Each Fund is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but with respect to which the Fund does not currently have a corresponding short position or has not deposited as collateral cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Fund has the obligation to buy the securities or instruments at an agreed upon price if the price of the securities or instruments decreases below the exercise price. If the price of the securities or instruments increases during the option period, the option will expire worthless and a Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such a transaction, a Fund will segregate unencumbered liquid assets with a value at least equal to the Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund’s portfolio. Such segregation will not limit the Fund’s exposure to loss.
Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to the unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Fund, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”
A GNMA Certificate held by a Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate that represents cover. When a Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.
Risks Associated with Options. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on a national securities exchange (“Exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.
Futures. A Fund may engage in transactions in futures and options on futures. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Fund is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Fund’s risk of loss from a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.
The purchase of a futures contract may protect a Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or a Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.
A Fund is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund entered into futures transactions. A Fund may purchase put options or write call options on futures contracts and stock indices in lieu of selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Fund can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.
To maintain greater flexibility, a Fund may invest in instruments which have characteristics similar to futures contracts. These instruments may take a variety of forms, such as debt securities with interest or principal payments determined by reference to the value of a security, an index of securities or a commodity at a future point in time. The risks of such investments could reflect the risks of investing in futures and securities, including volatility and illiquidity.
When a Fund engages in transactions in futures and options on futures, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transactions (as calculated pursuant to requirements of the Commission).
Risks Associated with Futures. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Manager’s or sub-adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.
Foreign Exchange Transactions. A Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or, with respect to certain Funds, to seek to enhance returns. Such transactions could be effected with respect to hedges on foreign dollar denominated securities owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Fund are considered to constitute hedging transactions. Certain Funds have a fundamental investment restriction that restricts currency option straddles. No Fund will attempt to hedge all of its foreign portfolio positions.
Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or, with respect to certain Funds, to seek to enhance returns. A Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. A Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk. A Fund may also hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Fund will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.
A Fund may also engage in proxy hedging transactions to reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are, or are expected to be, denominated, and to buy U.S. dollars. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. In addition, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. A Fund may also cross-hedge currencies by entering into forward contracts to sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure. For example, a Fund may hold both Canadian government bonds and Japanese government bonds, and the adviser or sub-adviser may believe that Canadian dollars will deteriorate against Japanese yen. The Fund would sell Canadian dollars to reduce its exposure to that currency and buy Japanese yen. This strategy would be a hedge against a decline in the value of Canadian dollars, although it would expose the Fund to declines in the value of the Japanese yen relative to the U.S. dollar.
Some of the forward non-U.S. currency contracts entered into by the Funds are classified as non-deliverable forwards (NDF). NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time at the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods of one month up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.
Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve substantial currency risk, and also involve leverage risk.
Currency Options. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through the use of currency options. Certain Funds have fundamental restrictions that permit the purchase of currency options, but prohibit the writing of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Fund may engage in transactions in options on currencies either on exchanges or OTC markets. See “Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.
Currency Swaps. In order to protect against currency fluctuations, a Fund may enter into currency swaps. A Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of a Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Limitations on Currency Transactions. A Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to purchase or anticipates purchasing, which are denominated in such currency. Open positions in forward foreign exchange transactions used for non-hedging purposes will be covered by the segregation of liquid assets and are marked to market daily. A Fund’s exposure to futures or options on currencies will be covered as described below under “Risk Factors in Derivatives.”
Risk Factors in Hedging Foreign Currency. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Fund’s hedging strategies will be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund.
It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.
Risk Factors in Derivatives.
Derivatives are volatile and involve significant risks, including:
Credit Risk — the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to a Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.
Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.
Leverage Risk — the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.
Correlation Risk — the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure.
Index Risk — If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what that Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
A Fund intends to enter into transactions involving derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a derivative or the Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all.
Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Fund to potential losses that exceed the amount originally invested by the Fund. When a Fund engages in such a transaction, the Fund will segregate liquid assets with a value at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).
Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives. Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Fund to ascertain a market value for such instruments. A Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.
Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Fund has unrealized gains in such instruments or has deposited collateral with its counterparty the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.
Distressed Securities. A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.
A Fund will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. The Fund, however, will not make investments for the purpose of exercising day-to-day management of any issuer’s affairs.
Dollar Rolls. A dollar roll transaction involves a sale by the Fund of a mortgage-backed or other security concurrently with an agreement by the Fund to repurchase a similar security at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Fund, and the income from these investments will generate income for the Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. At the time a Fund enters into a dollar roll transaction, the Manager or sub-adviser will designate assets on its books and records in an amount equal to the amount of the Fund’s commitments and will subsequently monitor the account to ensure that its value is maintained.
Dollar rolls involve the risk that the market value of the securities subject to a Fund’s forward purchase commitment may decline below, or the market value of the securities subject to a Fund’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. At the time a Fund sells securities and agrees to repurchase securities at a future date, the Fund will segregate liquid assets with a value equal to the repurchase price. A Fund may engage in dollar roll transactions to enhance return. Each dollar roll transaction is accounted for as a sale or purchase of a portfolio security and a subsequent purchase or sale of a substantially similar security in the forward market. Successful use of mortgage dollar rolls may depend upon the Manager’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.
Equity Securities. Equity securities include common stock and, for certain Funds, preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; general and limited partnerships and limited liability companies; and depositary receipts. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.
From time to time certain of the Funds may invest in shares of companies through initial public offerings (“IPOs”). IPOs have the potential to produce, and have in fact produced, substantial gains for certain Funds. There is no assurance that any Fund will have continued access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performance. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. In addition, as a Fund increases in size, the impact of IPOs on its performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the OTC markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell a Fund’s investment than if the Fund held the securities of larger, more established companies.
Exchange Traded Notes (“ETNs”). Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
Foreign Investment Risks. Certain Funds may invest in foreign securities, including securities from issuers located in emerging market countries. These securities may be denominated in U.S. dollars or in a foreign currency. Investing in foreign securities involves risks not typically associated with investing in securities of companies organized and operated in the United States that can increase the chances that a Fund will lose money.
Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities (but rather deemed to be U.S. securities) if (i) the company’s principal operations are conducted from the U.S., (ii) the company’s equity securities trade principally on a U.S. stock exchange, (iii) the company does a substantial amount of business in the U.S. or (iv) the issuer of securities is included in the Fund’s primary U.S. benchmark index.
In addition to equity securities, foreign investments of the Funds may include: (a) debt obligations issued or guaranteed by foreign sovereign governments or their agencies, authorities, instrumentalities or political subdivisions, including a foreign state, province or municipality; (b) debt obligations of supranational organizations; (c) debt obligations of foreign banks and bank holding companies; (d) debt obligations of domestic banks and corporations issued in foreign currencies; (e) debt obligations denominated in the Euro; and (f) foreign corporate debt securities and commercial paper. Such securities may include loan participations and assignments, convertible securities and zero-coupon securities.
Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes.

Foreign Market Risk. Funds that may invest in foreign securities offer the potential for more diversification than a Fund that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Fund will lose money. In particular, a Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect a Fund’s operations. Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.
Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.
Currency Risk and Exchange Risk. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.
Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States. This reduces the amount the Fund can earn on its investments.
Certain Risks of Holding Fund Assets Outside the United States. A Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund as compared to investment companies that invest only in the United States.

Publicly Available Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.
Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.
Funding Agreements. Certain Funds may invest in Guaranteed Investment Contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of an insurance company’s general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.
Guarantees. A Fund may purchase securities which contain guarantees issued by an entity separate from the issuer of the security. Generally, the guarantor of a security (often an affiliate of the issuer) will fulfill an issuer’s payment obligations under a security if the issuer is unable to do so.
Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.
A Fund may invest in securities that are not registered under the Securities Act (“restricted securities”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.
Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper the Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Fund might obtain less favorable pricing terms that when it decided to sell the security.
Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.
Investment Grade Debt Obligations. Certain Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO or deemed to be of equivalent quality by a Fund’s Manager. Certain Funds may invest in debt securities rated Aaa by Moody’s or AAA by S&P. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. If an investment grade security of a Fund is subsequently downgraded below investment grade, the Fund’s Manager will consider such an event in determining whether the Fund should continue to hold the security. Subject to its investment strategies, there is no limit on the amount of such downgraded securities a Fund may hold, although under normal market conditions the Manager does not expect to hold these securities to a material extent.
See Appendix A to this SAI for a description of applicable securities ratings.
Investment in Emerging Markets. Certain Funds may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.
Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.
Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.
Investment in non-dollar denominated securities including securities from issuers located in emerging market countries may be on either a currency hedged or unhedged basis, and the Funds may hold from time to time various foreign currencies pending investment or conversion into U.S. dollars. Some of these instruments may have the characteristics of futures contracts. In addition, certain Funds may engage in foreign currency exchange transactions to seek to protect against changes in the level of future exchange rates which would adversely affect the Fund’s performance. These investments and transactions involving foreign securities, currencies, options (including options that relate to foreign currencies), futures, hedging and cross-hedging are described below and under “Interest Rate Transactions and Currency Swaps,” Foreign Currency Transactions” and “Options and Futures Contracts.”
Risks of Investing in Asia-Pacific Countries. In addition to the risks of foreign investing and the risks of investing in developing markets, the developing market Asia-Pacific countries in which a Fund may invest are subject to certain additional or specific risks. Certain Funds may make substantial investments in Asia-Pacific countries. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed below, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.
The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies and a Fund itself, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
In addition to the relative lack of publicly available information about developing market Asia-Pacific issuers and the possibility that such issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies, inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies.

Satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries, such as the Philippines, India and Turkey, are especially large debtors to commercial banks and foreign governments.
On March 11, 2011, a powerful earthquake and resulting tsunami struck northeastern Japan causing major damage along the coast, including damage to nuclear power plants in the region. This disaster, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.
Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. A Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Restrictions on Foreign Investments in Asia-Pacific Countries. Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that a Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to a Fund’s purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.
The manner in which foreign investors may invest in companies in certain developing Asia-Pacific countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.
Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. It is possible that certain countries may impose currency controls or other restrictions relating to their currencies or to securities of issuers in those countries. To the extent that such restrictions have the effect of making certain investments illiquid, securities may not be available for sale to meet redemptions. Depending on a variety of financial factors, the percentage of a Fund’s portfolio subject to currency controls may increase. In the event other countries impose similar controls, the portion of the Fund’s assets that may be used to meet redemptions may be further decreased. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund (for example, if funds may be withdrawn only in certain currencies and/or only at an exchange rate established by the government).
In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities available for investment. The Investment Company Act restricts a Fund’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may restrict a Fund’s investments in certain foreign banks and other financial institutions.
Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to a Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult to assess the value or prospects of an investment in such issuers.
The expense ratios of the Funds investing significantly in foreign securities can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.
Risks of Investments in Russia. A Fund may invest a portion of its assets in securities issued by companies located in Russia. The Russian securities market suffers from a variety of problems described above in “Investments in Emerging Markets” not encountered in more developed markets. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.
Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact the Fund.
The United States and the European Union have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.
Brady Bonds. A Fund’s emerging market debt securities may include emerging market governmental debt obligations commonly referred to as Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. For example, some Mexican and Venezuelan Brady Bonds include attached value recovery options, which increase interest payments if oil revenues rise. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors described above associated with investing in foreign securities, including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults, investments in Brady Bonds are considered speculative. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Funds to suffer a loss of interest or principal on any of its holdings.
Investment in Other Investment Companies. Each Fund may, subject to applicable law, invest in other investment companies (including investment companies managed by BlackRock and its affiliates), including money market funds and exchange traded funds (“ETFs”), which are typically open-end funds or unit investment trusts listed on a stock exchange. Under the Investment Company Act however, a Fund may invest up to 10% of its total assets in securities of other investment companies (measured at the time of such investment). In addition, under the Investment Company Act, a Fund may not acquire securities of an investment company if such acquisition would cause the Fund to own more than 3% of the total outstanding voting stock of such investment company and a Fund may not invest in another investment company if such investment would cause more than 5% of the value of the Fund’s total assets to be invested in securities of such investment company. (These limits do not restrict a Feeder Fund from investing all of its assets in shares of its Master Portfolio.) In addition to the restrictions on investing in other investment companies discussed above, a Fund may not invest in a registered closed-end investment company if such investment would cause the Fund and other BlackRock-advised investment companies to own more than 10% of the total outstanding voting stock of such closed-end investment company. Pursuant to the Investment Company Act (or alternatively, pursuant to exemptive orders received from the Commission) these percentage limitations do not apply to investments in affiliated money market funds, and under certain circumstances, do not apply to investments in affiliated investment companies, including ETFs. In addition, many third-party ETFs have obtained exemptive relief from the Commission to permit unaffiliated funds (such as the Funds) to invest in their shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. A Fund may rely on these exemptive orders in investing in ETFs. Further, under certain circumstances a Fund may be able to rely on certain provisions of the Investment Company Act to invest in shares of unaffiliated investment companies beyond the statutory limits noted above, but subject to certain other statutory restrictions.
As with other investments, investments in other investment companies are subject to market and selection risk.
Shares of investment companies, such as closed-end fund investment companies, that trade on an exchange may at times be acquired at market prices representing premiums to their net asset values. In addition, investment companies held by a Fund that trade on an exchange could trade at a discount from net asset value, and such discount could increase while the Fund holds the shares. If the market price of shares of an exchange-traded investment company decreases below the price that the Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.
In addition, if a Fund acquires shares in investment companies, including affiliated investment companies, shareholders would bear both their proportionate share of expenses in the Fund and, indirectly, the expenses of such investment companies. Such expenses, both at the Fund level and acquired investment company level, would include management and advisory fees, unless such fees have been waived by BlackRock. Please see the relevant Fund’s prospectus to determine whether any such management and advisory fees have been waived by BlackRock. Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies. Pursuant to guidance issued by the staff of the Commission, fees and expenses of money market funds used for the investment of cash collateral received in connection with loans of Fund securities are not treated as “acquired fund fees and expenses,” which are fees and expenses charged by other investment companies and pooled investment vehicles in which a Fund invests a portion of its assets.
To the extent shares of a Fund are held by an affiliated fund, the ability of the Fund itself to purchase other affiliated investment companies may be limited. In addition, a fund-of-funds (e.g., an investment company that seeks to meet its investment objective by investing significantly in other investment companies) may be limited in its ability to purchase affiliated underlying funds if such affiliated underlying funds themselves own shares of affiliated funds.
A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. The restrictions on investments in securities of investment companies set forth above may limit opportunities for a Fund to invest indirectly in certain developing countries.
Junk Bonds. Non-investment grade or “high yield” fixed income or convertible securities commonly known to investors as “junk bonds” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s or “BB” or lower by S&P) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in junk bond investments include the following:
•	Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.
•	The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•	Junk bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the junk bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on those of other higher rated fixed income securities.
•	The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes more illiquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
•	The junk bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
•	The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the sub-adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, the Fund’s performance may depend more on the sub-adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.
In selecting non-investment grade securities, the adviser or sub-adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of the Fund. The sub-adviser continuously monitors the issuers of non-investment grade securities held by the Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests. If a security’s rating is reduced below the minimum credit rating that is permitted for a Fund, the Fund’s sub-adviser will consider whether the Fund should continue to hold the security.
In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the junk bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.
Lease Obligations. A Fund may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract (“lease obligations”).
The Manager will monitor the credit standing of each borrower and each entity providing credit support and/or a put option relating to lease obligations. In determining whether a lease obligation is liquid, the Manager will consider, among other factors, the following: (i) whether the lease can be cancelled; (ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) in the case of a municipal lease, the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an “event of nonappropriation”); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor’s ability to utilize substitute property or services other than those covered by the lease obligation.
Liquidity Management. As a temporary defensive measure, if its Manager determines that market conditions warrant, certain Funds may invest without limitation in high quality money market instruments. Certain Funds may also invest in high quality money market instruments pending investment or to meet anticipated redemption requests. High quality money market instruments include U.S. government obligations, U.S. government agency obligations, dollar denominated obligations of foreign issuers, bank obligations, including U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally, such obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.
Master Limited Partnerships. Certain Funds may invest in publicly traded master limited partnerships (“MLPs”) which are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Certain Funds intend to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.
Mezzanine Investments. Certain Funds, consistent with their restrictions on investing in securities of a specific credit quality, may invest in certain high yield securities known as mezzanine investments, which are subordinated debt securities which are generally issued in private placements in connection with an equity security (e.g., with attached warrants). Such mezzanine investments may be issued with or without registration rights. Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.
Money Market Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. Certain Funds may purchase bank obligations, such as certificates of deposit, notes, bankers’ acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. These obligations may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of a specific obligation or by government regulation. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of a Fund’s investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.
To the extent consistent with their investment objectives, a Fund may invest in debt obligations of domestic or foreign corporations and banks, and may acquire commercial obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations, as well as Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.
Money Market Securities. Certain Funds may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as government, bank, commercial and other obligations that are available in the money markets. In particular, the Funds may invest in:
(a)	U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

(b)	high quality commercial paper and other obligations issued or guaranteed by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by S&P, Prime-2 or higher by Moody’s or F-2 or higher by Fitch, as well as high quality corporate bonds rated (at the time of purchase) A or higher by those rating agencies;
(c)	unrated notes, paper and other instruments that are of comparable quality to the instruments described in (b) above as determined by the Fund’s Manager;
(d)	asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables);
(e)	securities issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or authorities and related custodial receipts;
(f)	dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities;
(g)	funding agreements issued by highly-rated U.S. insurance companies;
(h)	securities issued or guaranteed by state or local governmental bodies;
(i)	repurchase agreements relating to the above instruments;
(j)	municipal bonds and notes whose principal and interest payments are guaranteed by the U.S. Government or one of its agencies or authorities or which otherwise depend on the credit of the United States;
(k)	fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody’s, SP-2 or A-2 or higher by S&P, or F-2 or higher by Fitch;
(l)	tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody’s, A-2 or higher by S&P, or F-2 or higher by Fitch;
(m)	municipal bonds rated A or higher by Moody’s, S&P or Fitch;
(n)	unrated notes, paper or other instruments that are of comparable quality to the instruments described above, as determined by the Fund’s Manager under guidelines established by the Board; and
(o)	municipal bonds and notes which are guaranteed as to principal and interest by the U.S. Government or an agency or instrumentality thereof or which otherwise depend directly or indirectly on the credit of the United States.
Mortgage-Related Securities.
Mortgage-Backed Securities. Mortgage-backed securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans that underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.
Mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they may lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, investments in mortgage-backed securities involve certain specific risks. These risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Fund. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by a Fund for its mortgage-backed securities, the yield the Fund expects to receive from such securities and the weighted average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.
To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income, which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since the value of long-term securities generally fluctuates more widely in response to changes in interest rates than that of shorter-term securities, maturity extension risk could increase the inherent volatility of the Fund. Under certain interest rate and prepayment scenarios, a Fund may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.
There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but that usually have some form of private credit enhancement.
Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Pass-through certificates guaranteed by Ginnie Mae (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by Fannie Mae include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.
Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.
Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Fund’s quality standards. Any mortgage-related securities that are issued by private issuers have some exposure to subprime loans as well as to the mortgage and credit markets generally.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.
Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.
CMOs are structured into multiple classes, often referred to as a “tranche,” each issued at a specific adjustable or fixed interest rate, and bearing a different stated maturity date and each must be fully retired no later than its final distribution date. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.
Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Fund’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Fund selects CMOs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.
A Fund may also invest in, among other things, parallel pay CMOs, sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class, concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class. Sequential pay CMOs generally pay principal to only one class at a time while paying interest to several classes. A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.
Classes of CMOs also include planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). PAC bonds generally require payments of a specified amount of principal on each payment date. The scheduled principal payments for PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.
TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.
Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for a set number of scheduled monthly payments. After that schedule of payments has been completed, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.
ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.
Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then used to reduce the outstanding principal balance of the ARM.
CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through one or more investment banking firms acting as brokers or dealers. CMO residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. Residual interests generally are junior to, and may be significantly more volatile than, “regular” CMO and REMIC interests.
Stripped Mortgage-Backed Securities. A Fund may invest in stripped mortgage-backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Fund may purchase securities of a PO class, a Fund is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Fund generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities.
Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.
TBA Commitments. Certain Funds may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. See “When Issued Securities, Delayed Delivery Securities and Forward Commitments” below.
Municipal Investments. The Municipal Funds may invest in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the payments from which, in the opinion of bond counsel to the issuer, are excludable from gross income for Federal income tax purposes (“Municipal Bonds”). Certain of the Municipal Funds may also invest in Municipal Bonds that pay interest excludable from gross income for purposes of state and local income taxes of the designated state and/or allow the value of a Fund’s shares to be exempt from state and local taxes of the designated state (“State Municipal Bonds”). The Municipal Funds may also invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Manager believes such securities to pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of the designated state and/or state and local personal property taxes of the designated state (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in municipal bonds, to the extent such investments are permitted by applicable law. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” for purposes of a Municipal Fund’s investment objective and policies. Non-Municipal Tax-Exempt Securities that pay interest excludable from gross income for purposes of Federal income tax and state and local income taxes of a designated state and/or allow the value of a Fund’s shares to be exempt from state and local personal property taxes of that state will be considered “State Municipal Bonds” for purposes of the investment objective and policies of each of California Municipal Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund and Pennsylvania Municipal Bond Fund.
Risk Factors and Special Considerations Relating to Municipal Bonds. The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax-Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which a Fund may invest may be characterized as derivatives.
The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which a Fund invests.
Description of Municipal Bonds. Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Such obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes and any applicable state and local taxes. Other types of private activity bonds, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” and “revenue” or “special obligation” bonds, which latter category includes private activity bonds (“PABs”) (or “industrial development bonds” under pre-1986 law).
General Obligation Bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as payments from the user of the facility being financed; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.
Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal bonds generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.
PABs. PABs are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should understand that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Moral Obligation Bonds. “Moral obligation” bonds are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.
Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and a Fund may lose money.
Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to a Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.
Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. A Fund may, however, invest without regard to such limitation in lease obligations that the Manager, pursuant to guidelines that have been adopted by the Directors and subject to the supervision of the Directors, determines to be liquid. The Manager will deem lease obligations to be liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody’s, or BBB or better by S&P or Fitch Ratings (“Fitch”). Unrated lease obligations, or those rated below investment grade, will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the latter, the Manager must, among other things, also review the creditworthiness of the entity obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement — such as insurance — the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.
The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to a Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses and adversely affect the net asset value of a Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and a Fund would not have the right to take possession of the assets. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. In addition, a Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), may limit the extent to which a Fund may exercise its rights by taking possession of such assets, because as a regulated investment company a Fund is subject to certain limitations on its investments and on the nature of its income.
Tender Option Bonds. Certain Funds may, invest in residual interest municipal tender option bonds, which are derivative interests in Municipal Bonds. The residual interest municipal tender option bonds in which the Funds will invest pay interest or income that, in the opinion of counsel to the issuer, is exempt from regular Federal income tax. BlackRock will not conduct its own analysis of the tax status of the interest or income paid by residual interest municipal tender option bonds held by the Funds, but will rely on the opinion of counsel to the issuer. Although volatile, these residual interests typically offer the potential for yields exceeding the yields available on fixed rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity. The Funds may invest in residual interests for the purpose of using economic leverage.
Residual interest municipal tender option bonds represent beneficial interests in a special purpose trust formed by a third party sponsor for the purpose of holding Municipal Bonds purchased from a Fund or from another third party. The special purpose trust typically sells two classes of beneficial interests: short-term floating rate interests (sometimes known as “put bonds” or “puttable securities”), which are sold to third party investors, and residual interests, which a Fund would purchase. The short-term floating rate interests have first priority on the cash flow from the Municipal Bonds. A Fund is paid the residual cash flow from the special purpose trust. If the Fund is the initial seller of the Municipal Bonds to the special purpose trust, it receives the proceeds from the sale of the floating rate interests in the special purpose trust, less certain transaction costs. These proceeds generally would be used by the Fund to purchase additional Municipal Bonds or other permitted investments. If a Fund ever purchases all or a portion of the short-term floating rate securities sold by the special purpose trust, it may surrender those short-term floating rate securities together with a proportionate amount of residual interests to the trustee of the special purpose trust in exchange for a proportionate amount of the Municipal Bonds owned by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the Municipal Bonds held in the special purpose trust are passed through to the Fund, as the holder of the residual interests.
A Fund may invest in highly leveraged residual interest municipal tender option bonds. A residual interest municipal tender option bond generally is considered highly leveraged if the principal amount of the short-term floating rate interests issued by the related tender option bond trust exceeds 50% of the principal amount of the Municipal Bonds owned by the tender option bond trust.
The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider that stands ready to purchase the short-term floating rate interests at their original purchase price upon the occurrence of certain events, such as on a certain date prior to the scheduled expiration date of the transaction, upon a certain percentage of the floating rate interests failing to be remarketed in a timely fashion, upon the bonds owned by the tender option bond trust being downgraded (but not below investment grade or upon the occurrence of a bankruptcy event with respect to the issuer of the Municipal Bonds) or upon the occurrence of certain regulatory or tax events. However, the liquidity provider is not required to purchase the floating rate interests upon the occurrence of certain other events, including upon the downgrading of the Municipal Bonds owned by the tender option bond trust below investment grade or certain events that indicate the issuer of the bonds may be entering bankruptcy. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the Municipal Bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk and certain other risks associated with the Municipal Bonds.
If the liquidity provider acquires the floating rate interests upon the occurrence of an event described above, the liquidity provider generally will be entitled to an in-kind distribution of the Municipal Bonds owned by the tender option bond trust or to cause the tender option bond trust to sell the bonds and distribute the proceeds to the liquidity provider. The liquidity provider generally will enter into an agreement with a Fund that will require the Fund to make a payment to the liquidity provider in an amount equal to any loss suffered by the liquidity provider in connection with the foregoing transactions. The net economic effect of this agreement and these transactions is as if the Fund had entered into a special type of reverse repurchase agreement with the sponsor of the tender option bond trust, pursuant to which the Fund is required to repurchase the Municipal Bonds it sells to the sponsor only upon the occurrence of certain events (such as a failed remarketing of the floating rate interests — most likely due to an adverse change in interest rates) but not others (such as a default of the Municipal Bonds). In order to cover any potential obligation of the Fund to the liquidity provider pursuant to this agreement, the Fund may designate on its books and records liquid instruments having a value not less than the amount, if any, by which the original purchase price of the floating rate interests issued by the related tender option bond trust exceeds the market value of the Municipal Bonds owned by the tender option bond trust.
A Fund may also invest in the short-term floating rate interest tender option bonds. The remarketing agent for the special purpose trust sets a floating or variable rate on typically a weekly basis. These securities grant the Funds the right to require the issuer or a specified third party acting as agent for the issuer (e.g., a tender agent) to purchase the bonds, usually at par, at a certain time or times prior to maturity or upon the occurrence of specified events or conditions. The put option or tender option right is typically available to the investor on a periodic (e.g., daily, weekly or monthly) basis. Typically, the put option is exercisable on dates on which the floating or variable rate changes.
Investments in residual interest and floating rate interest tender option bonds may be considered derivatives and are subject to the risk thereof, including counterparty risk, interest rate risk and volatility.
On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds, as defined in the rules.” Banking entities subject to the rules are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Trusts. Any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.
TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.
Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of a Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.
Variable Rate Demand Obligations (“VRDOs”) and Participating VRDOs. VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and a right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. Participating VRDOs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution that issued the participation interest upon a specified number of days notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. A Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.
There is the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market rate of the VRDOs at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Funds have been advised by counsel that they should be entitled to treat the income received on

Participating VRDOs as interest from tax-exempt obligations. It is not contemplated that any Fund will invest more than a limited amount of its total assets in Participating VRDOs.
Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), VRDOs are not comparable to fixed rate securities. During periods of declining interest rates, a Fund’s yield on a VRDO will decrease and its shareholders will forego the opportunity for capital appreciation. During periods of rising interest rates, however, a Fund’s yield on a VRDO will increase and the Fund’s shareholders will have a reduced risk of capital depreciation.
VRDOs that contain a right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. A VRDO with a demand notice period exceeding seven days will therefore be subject to a Fund’s restriction on illiquid investments unless, in the judgment of the Directors such VRDO is liquid. The Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.
The VRDOs and Participating VRDOs in which a Fund may invest will be in the following rating categories at the time of purchase: MIG-1/ VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch).
Transactions in Financial Futures Contracts. The Municipal Funds and certain other funds deal in financial futures contracts based on a long-term municipal bond index developed by the Chicago Board of Trade (“CBT”) and The Bond Buyer (the “Municipal Bond Index”). The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody’s or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.
The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership that is also responsible for handling daily accounting of deposits or withdrawals of margin.
The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by a Municipal Fund. As a result, a Municipal Fund’s ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of a Municipal Fund’s investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by a Municipal Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by a Municipal Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.
Call Rights. A Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid. A Fund may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of a Fund’s net assets.
Municipal Interest Rate Swap Transactions. In order to hedge the value of a Fund against interest rate fluctuations or to enhance a Fund’s income, a Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association

Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that a Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions primarily as a hedge rather than as a speculative investment. However, a Fund also may invest in MMD Swaps and SIFMA Swaps to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
A Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, a Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by a Fund and increase a Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).
A Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between a Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, a Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.
In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance. A Fund has no obligation to enter into SIFMA or MMD Swaps and may not do so. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund.
Insured Municipal Bonds. Bonds purchased by a Fund may be covered by insurance that guarantees that interest payments on the bond will be made on time and the principal will be repaid when the bond matures. Either the issuer of the bond or the Fund purchases the insurance. Insurance is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Fund or its shareholders against losses caused by declines in a bond’s market value. Also, the Fund cannot be certain that any insurance company does not make these payments. In addition, if the Fund purchases the insurance, it may pay the premiums, which will reduce the Fund’s yield. The Fund seeks to use only insurance companies with claims paying ability, financial strength, or equivalent ratings of at least investment grade. However, if insurance from insurers with these ratings is not available, the Fund may use insurance companies with lower ratings or stop purchasing insurance or insured bonds. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop.
Build America Bonds. If a Fund holds Build America Bonds, the Fund may be eligible to receive a Federal income tax credit; however, the issuer of a Build America Bond may instead elect to receive a cash payment directly from the federal government in lieu of holders such as the fund receiving a tax credit. The interest on Build America Bonds is taxable for Federal income tax purposes. If the Fund does receive tax credits from Build America Bonds or other tax credit bonds on one or more specified dates during the fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for U.S. Federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other specified bonds. If the Fund were to so elect, a shareholder would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits, and such amount would be subject to withholding provisions of the Code. Certain limitations may apply on the extent to which the credit may be claimed.
Participation Notes. A Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.
The Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide the Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, the Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which BlackRock deems to be creditworthy.
The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.
Pay-in-kind Bonds. Certain Funds may invest in Pay-in-kind, or PIK, bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, pay-in-kind bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, a Fund may obtain no return at all on its investment. The market price of pay-in-kind bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current federal tax law requires the holder of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, each Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.
Portfolio Turnover Rates. A Fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when the Manager believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. High portfolio turnover (i.e., 100% or more) may result in increased transaction costs to a Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and reinvestment in other securities. The sale of a Fund’s securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher than normal portfolio turnover may adversely affect a Fund’s performance.
Preferred Stock. Certain of the Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Related Securities. Although no Fund may invest directly in real estate, certain Funds may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.
In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.
Real Estate Investment Trusts (“REITs”). In pursuing its investment strategy, a Fund may invest in shares of REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the Investment Company Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income” eligible for the reduced tax rate applicable to qualified dividend income; therefore, the tax rate applicable to that portion of the dividend income attributable to REIT shares held by the Fund that shareholders of the Fund receive will be taxed at a higher rate than dividends eligible for the reduced tax rate applicable to qualified dividend income.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Repurchase Agreements and Purchase and Sale Contracts. Under repurchase agreements and purchase and sale contracts, the other party agrees, upon entering into the contract with a Fund, to repurchase a security sold to the Fund at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement.
A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Fund and the purchaser receives any interest on the security paid during the period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. A Fund may enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians.
Some repurchase agreements and purchase and sale contracts are structured to result in a fixed rate of return insulated from market fluctuations during the term of the agreement, although such return may be affected by currency fluctuations. However, in the event of a default under a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Fund would be dependent upon intervening fluctuations of the market values of the securities underlying the contract and the accrued interest on those securities. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the default.
Both types of agreement usually cover short periods, such as less than one week, although they may have longer terms, and may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Fund’s Manager or sub-adviser will monitor the creditworthiness of the seller, and a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. The Fund does not have this right to seek additional collateral as a purchaser in the case of purchase and sale contracts. The Fund’s Manager or sub-adviser will mark-to-market daily the value of the securities. Securities subject to repurchase agreements and purchase and sale contracts will be held by the Fund’s custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository.
In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.
A Fund may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity that has capital of at least $50 million.
Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
At the time a Fund enters into a reverse repurchase agreement, it will segregate liquid assets with a value not less than the repurchase price (including accrued interest). The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights Offerings and Warrants to Purchase. Certain Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that a Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. Buying a warrant does not make the Fund a shareholder of the underlying stock.
Securities Lending. Each Fund may lend portfolio securities to certain borrowers determined to be creditworthy by BlackRock, including to borrowers affiliated with BlackRock. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Manager or in registered money market funds advised by the Manager or its affiliates; such investments are subject to investment risk.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for a Fund. A Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by a Fund for securities loaned out by the Fund will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.
Short Sales. Certain Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. Certain Funds have a fundamental investment restriction prohibiting short sales of securities unless they are “against-the-box.” In a short sale “against-the-box,” at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, a Fund is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, a Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities that it does not own exposes a Fund to the risks associated with those securities, such short sales involve speculative exposure risk. A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if a Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. A Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that a Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
A Fund may also make short sales “against the box” without being subject to such limitations.
Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.
Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. A Fund will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of the Fund’s other illiquid investments, will not exceed 15% of its net assets taken at the time of the commitment. A Fund segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.
There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.
The purchase of a security pursuant to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the Manager’s or sub-adviser’s opinion, present minimal credit risks. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected as a realized gain or loss when the commitment is exercised or expires.
Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.
Structured Notes. Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate (“reference measure”). Issuers of structured notes include corporations and banks. The interest rate or the principal amount payable upon maturity or redemption may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by a Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes a Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities. The secondary market for structured notes could be illiquid making them difficult to sell when the Fund determines to sell them. The possible lack of a liquid secondary market for structured notes and the resulting inability of the Fund to sell a structured note could expose the Fund to losses and could make structured notes more difficult for the Fund to value accurately.
Supranational Entities. A Fund may invest in debt securities of supranational entities. Examples of such entities include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments.
Tax-Exempt Derivatives. Certain Funds may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal debt obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying municipal debt obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal debt obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying securities at their face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the securities’ fixed coupon rate and the rate that would cause the securities, coupled with the tender option, to trade at par on the date of a rate adjustment. A participation interest gives the Fund an undivided interest in a Municipal Bond in the proportion the Fund’s participation bears to the total principal amount of the Municipal Bond, and typically provides for a repurchase feature for all or any part of the full principal amount of the participation interest, plus accrued interest. Trusts and partnerships are typically used to convert long-term fixed rate high quality bonds of a single state or municipal issuer into variable or floating rate demand instruments. The Municipal Bond Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal debt obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service (the “IRS”) has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinions of counsel to the sponsors of such derivative securities. Neither a Fund nor its investment adviser or sub-advisers will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.
Tax-Exempt Preferred Shares. Certain Funds may invest in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. Such funds in turn invest in municipal bonds and other assets that pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other investment companies. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Municipal Bond Funds will treat investments in tax-exempt preferred shares as investments in municipal bonds.
Taxability Risk. Certain of the Funds intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by the Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Trust Preferred Securities. Certain of the Funds may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.
Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.
U.S. Government Obligations. A Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the U.S. Treasury; and still others are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Certain U.S. Treasury and agency securities may be held by trusts that issue participation certificates (such as Treasury income growth receipts (“TIGRs”) and certificates of accrual on Treasury certificates (“CATs”)). These certificates, as well as Treasury receipts and other stripped securities, represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their “face value” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.
Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Banks, Freddie Mac, Federal Intermediate Credit Banks, Federal Land Banks, Farm Credit Banks System, Maritime Administration, Tennessee Valley Authority and Washington D.C. Armory Board. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such instruments as obligations of Ginnie Mae, Fannie Mae and Freddie Mac.
U.S. Treasury Obligations. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The Manager believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Electric. The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. In the past, electric utility companies, in general, have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate. As interest rates declined, many utilities refinanced high cost debt and in doing so improved their fixed charges coverage. Regulators, however, lowered allowed rates of return as interest rates declined and thereby caused the benefits of the rate declines to be shared wholly or in part with customers. In a period of rising interest rates, the allowed rates of return may not keep pace with the utilities’ increased costs. The construction and operation of nuclear power facilities are subject to strict scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies which have comparable jurisdiction. Strict scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.
The rating agencies look closely at the business profile of utilities. Ratings for companies are expected to be impacted to a greater extent in the future by the division of their asset base. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.
A number of states are considering or have enacted deregulation proposals. The introduction of competition into the industry as a result of such deregulation has at times resulted in lower revenue, lower credit ratings, increased default risk, and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets” which have no economic value. Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.
Telecommunications. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of utility services to both residential, corporate and governmental customers.
Gas. Gas transmission companies and gas distribution companies are undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Manager, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal, even for electricity generation. However, technological or regulatory changes within the industry may delay or prevent this result.

Water. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. In the opinion of the Manager, there may be opportunities for certain companies to acquire other water utility companies and for foreign acquisition of domestic companies. The Manager believes that favorable investment opportunities may result from consolidation of this segment. As with other utilities, however, increased regulation, increased costs and potential disruptions in supply may adversely affect investments in water supply utilities.
Utility Industries Generally. There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.
When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Fund may purchase or sell securities that it is entitled to receive on a when issued basis. A Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment (including on a “TBA” (to be announced) basis). These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. When a Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.
Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling transactions, including without limitation TBA transactions.
There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered. Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities. The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.
If deemed advisable as a matter of investment strategy, a Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.
When a Fund engages in when-issued, TBA or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.
Yields and Ratings. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, Fitch and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, a rated security may cease to be rated. A Fund’s Manager or sub-adviser will consider such an event in determining whether the Fund should continue to hold the security.
Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.
While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.
A Fund accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.
Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in a Fund’s exposure to zero coupon securities.
In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.
Suitability (All Funds)
The economic benefit of an investment in any Fund depends upon many factors beyond the control of the Fund, the Manager and its affiliates. Each Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in a Fund will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.
Investment Restrictions (All Funds)
See “Investment Restrictions” in Part I of each Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Fund. In addition to those investment restrictions, each Fund is also subject to the restrictions discussed below.
The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund and margin deposits on the Fund’s existing OTC options on financial futures contracts would exceed 15% of the net assets of the Fund, taken at market value, together with all other assets of the Fund that are determined to be illiquid. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid only such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not a fundamental policy of any Fund and may be amended by the Board of Directors of the Fund without the approval of the Fund’s shareholders.
Each Fund’s investments will be limited in order to allow the Fund to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) at least 50% of the market value of each Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income). For purposes of this restriction, the Municipal Funds generally will regard each state and each of its political subdivisions, agencies or instrumentalities and each multi-state agency of which the state is a member as a separate issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Directors of a Fund to the extent necessary to comply with changes to the Federal tax requirements. A Fund that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.
Management and Other Service Arrangements
Directors and Officers
See “Information on Directors and Officers,” “— Biographical Information,” “— Share Ownership” and “— Compensation of Directors” in Part I of each Fund’s Statement of Additional Information for biographical and certain other information relating to the Directors and officers of your Fund, including Directors’ compensation.
Management Arrangements
Management Services. The Manager provides each Fund with investment advisory and management services. Subject to the oversight of the Board of Directors, the Manager is responsible for the actual management of a Fund’s portfolio and reviews the Fund’s holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Fund.
Each Feeder Fund invests all or a portion of its assets in shares of a Master Portfolio. To the extent a Feeder Fund invests all of its assets in a Master Portfolio, it does not invest directly in portfolio securities and does not require management services. For such Feeder Funds, portfolio management occurs at the Master Portfolio level.
Management Fee. Each Fund has entered into a Management Agreement with the Manager pursuant to which the Manager receives for its services to the Fund monthly compensation at an annual rate based on the average daily net assets of the Fund. For information regarding specific fee rates for your Fund and the fees paid by your Fund to the Manager for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.
For Funds that do not have an administrator, each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of a Fund in connection with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are interested persons of the Fund. Each Fund pays all other expenses incurred in the operation of that Fund, including among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by BlackRock Investments, LLC (“BRIL” or the “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Directors who are not interested persons of a Fund as defined in the Investment Company Act; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Certain accounting services are provided to each Fund by State Street Bank and Trust Company (“State Street”) or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) pursuant to an agreement between State Street or BNY Mellon, as applicable, and each Fund. Each Fund pays a fee for these services. In addition, the Manager provides certain accounting services to each Fund and the Fund pays the Manager a fee for such services. The Distributor pays certain promotional expenses of the Funds incurred in connection with the offering of shares of the Funds. Certain expenses are financed by each Fund pursuant to distribution plans in compliance with Rule 12b-1 under the Investment Company Act. See “Purchase of Shares — Distribution Plans.”
Sub-Advisory Fee. The Manager of certain Funds has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in each such Fund’s prospectus (the “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to the Fund. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see “Management and Advisory Arrangements” in Part I of each Fund’s Statement of Additional Information.
Organization of the Manager. BlackRock Advisors, LLC is a Delaware limited liability company and BlackRock Fund Advisors is a California corporation. Each Manager is an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc., through its subsidiaries and divisions, provides (i) investment management services to individuals and institutional investors through separate account management, non-discretionary advisory programs and commingled investment vehicles; (ii) risk management services, investment accounting and trade processing tools; (iii) transition management services, and (iv) securities lending services.
Duration and Termination. Unless earlier terminated as described below, each Management Agreement and each Sub-Advisory Agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Board of Directors or by a vote of a majority of the outstanding voting securities of a Fund and (b) by a majority of the Directors of the Fund who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party. Each Management Agreement automatically terminates on assignment and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the applicable Fund.
Other Service Arrangements
Administrative Services and Administrative Fee. Certain Funds have entered into an administration agreement (the “Administration Agreement”) with an administrator identified in the Fund’s Prospectus and Part I of the Fund’s Statement of Additional Information (each an “Administrator”). For its services to a Fund, the Administrator receives monthly compensation at the annual rate set forth in each applicable Fund’s prospectus. For information regarding any administrative fees paid by your Fund to the Administrator for the periods indicated, see “Management and Advisory Arrangements” in Part I of that Fund’s Statement of Additional Information.
For Funds that have an Administrator, the Administration Agreement obligates the Administrator to provide certain administrative services to the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. Each Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Directors of the Fund who are affiliated persons of the Administrator or any of its affiliates.
Duration and Termination of Administration Agreement. Unless earlier terminated as described below, each Administration Agreement will continue for an initial two year period and from year to year if approved annually (a) by the Board of Directors of each applicable Fund or by a vote of a majority of the outstanding voting securities of such Fund and (b) by a majority of the Directors of the Fund who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.
Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (in this capacity, the “Transfer Agent”), a subsidiary of The Bank of New York Mellon Corporation, acts as each Fund’s Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”) with the Funds. Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Each Fund pays the Transfer Agent a fee for the services it receives based on the type of account and the level of services required. Each Fund reimburses the Transfer Agent’s reasonable out-of-pocket expenses and pays a fee of 0.10% of account assets for certain accounts that participate in certain fee-based programs sponsored by the Manager or its affiliates. For purposes of each Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system. Effective July 1, 2010, the Transfer Agent ceased to be an affiliate of the Funds.
Independent Registered Public Accounting Firm. The Audit Committee of each Fund, the members of which are non-interested Directors of the Fund, has selected an independent registered public accounting firm for that Fund that audits the Fund’s financial statements. Please see the inside back cover page of your Fund’s Prospectus and Part I of this SAI for information on your Fund’s independent registered public accounting firm.
Custodian Services. The name and address of the custodian (the “Custodian”) of each Fund are provided on the inside back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories.
For certain Feeder Funds, the Custodian also acts as the custodian of the Master Portfolio’s assets.
With respect to each Fund, under an arrangement effective January 1, 2010, on a monthly basis, the Custodian nets the Fund’s daily positive and negative cash balances and calculates a credit (“custody credit”) or a charge based on that net amount. The custodian fees, including the amount of any overdraft charges, may be reduced by the amount of such custody credits, and any unused credits at the end of a given month may be carried forward to a subsequent month. Any such credits unused by the end of a Fund’s fiscal year will not expire. Net debits at the end of a given month are added to the Fund’s custody bill and paid by the Fund.
Accounting Services. Each Fund has entered into an agreement with State Street or BNY Mellon, pursuant to which State Street or BNY Mellon provides certain accounting services to the Fund. Each Fund pays a fee for these services. State Street or BNY Mellon provides similar accounting services to the Master LLCs. The Manager or the Administrator also provides certain accounting services to each Fund and each Fund reimburses the Manager or the Administrator for these services.
See “Management and Advisory Arrangements — Accounting Services” in Part I of each Fund’s Statement of Additional Information for information on the amounts paid by your Fund and, if applicable, Master LLC to State Street and the Manager or, if applicable, the Administrator for the periods indicated.
Distribution Expenses. Each Fund has entered into a distribution agreement with the Distributor in connection with the continuous offering of each class of shares of the Fund (the “Distribution Agreements”). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of these documents used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.
Code of Ethics
Each Fund, the Manager, each Sub-Adviser and the Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.
Selective Disclosure of Portfolio Holdings
The Board of Directors/Trustees each of the Funds and the Board of Directors of the Manager have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Funds’ portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Fund have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.
Pursuant to the Guidelines, the Funds and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to the Funds’ portfolio holdings. The Funds’ Board has approved the adoption by the Funds of the Guidelines, and employees of the Manager are responsible for adherence to the Guidelines. The Funds’ Board provides ongoing oversight of the Funds’ and Manager’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of the Manager. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Securities and Exchange Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.
Except as otherwise provided in the Guidelines, Confidential Information relating to the Funds may not be distributed to persons not employed by the Manager unless: the Fund has a legitimate business purpose for doing so. Confidential Information may be disclosed to the Funds’ Board members and their counsel, outside counsel for the Funds and the Funds’ auditors, and may be disclosed to the Funds’ service providers and other appropriate parties with the approval of the Funds’ Chief Compliance Officer, the Manager’s General Counsel, the Manager’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.
Examples of instances in which selective disclosure of a Fund’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with its agreement with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Fund; or (v) disclosure to a rating or ranking organization.
Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.
Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.
1.	Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.[1]
2.	Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.
3.	Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.
Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in the Fund as of a specific date.
The following shall not be deemed a disclosure of Confidential Information:
•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month; except for BlackRock Global Allocation Fund, Inc., BlackRock Long-Horizon Equity Fund, BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc., whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).[2]

[1]	The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.
[2]	The precise number of days specified above may vary slightly from period to period depending on whether specified calendar day falls on a weekend or holiday.

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or non-disclosure arrangement:
•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.
•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.
Other Information. The Guidelines shall also apply to other Confidential Information of a Fund such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).
Implementation. All employees of the Manager must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Funds’ Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Funds’ Board any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Funds’ and the Manager’s compliance.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:
1.	Fund’s Board of Directors and, if necessary independent Directors’ counsel and Fund counsel
2.	Fund’s Transfer Agent
3.	Fund’s Custodian
4.	Fund’s Administrator, if applicable
5.	Fund’s independent registered public accounting firm
6.	Fund’s accounting services provider
7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch
8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet
9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions), and Wilshire Associates
11.	Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporate and Murray, Devine & Co., Inc.
12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.
13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, State Farm Mutual Fund, Sterling Capital Funds and their respective boards, sponsors, administrators and other service providers
14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers
15.	Other — Investment Company Institute and Mizuho Asset Management Co., Ltd.
With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Fund, the Manager and their affiliates do not receive any compensation or other consideration in connection with such arrangements.
The Funds and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Funds’ and Manager’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Funds’ Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Funds — about which the Manager has Confidential Information. There can be no assurance, however, that the Funds’ policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.
Potential Conflicts of Interest
The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of BlackRock Advisors, LLC, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Funds and/or other accounts managed by BlackRock or PNC may give rise to actual or perceived conflicts of interest such as those described below.
BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.
BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.
When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.
Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.
BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.
The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.
From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached.
In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.
In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.
BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates, or, to the extent permitted by the Commission, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund.
At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock or its Affiliates may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.
One or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.
Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.
When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.
Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.
BlackRock may select brokers (including, without limitation, Affiliates) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.
Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.
BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.
BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.
BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.
BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its Affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.
It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.
BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.
BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.
BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.
As disclosed in more detail in “Pricing of Shares — Determination of Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments may be valued at fair value by BlackRock, pursuant to procedures adopted by the Funds’ Board of Directors. When determining an asset’s “fair value,” BlackRock seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by

BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.
BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information about obtaining documents on the Commission’s website may be obtained by calling the Commission at (800) SEC-0330. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.
BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.
In certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.
In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold,

BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.
In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.
BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates will be as favorable as those terms offered to other index licensees.
BlackRock and its Affiliates may serve as Authorized Participants in the creation and redemption of exchange traded funds, including funds advised by affiliates of BlackRock. BlackRock and its Affiliates may therefore be deemed to be participants in a distribution of such exchange traded funds, which could render them statutory underwriters.
The custody arrangement described in “Management and Other Service Arrangements” may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Funds. This is because the custody arrangements with the Funds’ custodian may have the effect of reducing custody fees when the Funds leave cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Fund. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Funds with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.
Present and future activities of BlackRock and its Affiliates, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.
Purchase of Shares
Most BlackRock-advised open-end funds offer multiple classes of shares under a plan adopted under Rule 18f-3 under the Investment Company Act. Investor A Shares are sold to investors choosing the initial sales charge alternative and Investor B and Investor C Shares are sold to investors choosing the deferred sales charge alternative. Effective July 1, 2009, Investor B Shares of each Fund are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain employer-sponsored retirement plans. Shareholders with investments in Investor B Shares as of July 1, 2009 may continue to hold such shares until they automatically convert to Investor A Shares under the existing conversion schedule. All other features of Investor B Shares, including the Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. Institutional Shares and Institutional Daily Shares are sold to certain eligible investors without a sales charge. Certain Funds offer Class R Shares, which are available only to certain employer-sponsored retirement plans and are sold without a sales charge. In addition, certain Funds offer Service Shares, BlackRock Shares and/or Class K Shares that are available only to certain eligible investors. Please see the appropriate Prospectus for your Fund to determine which classes are offered by your Fund and under what circumstances. Each class has different exchange privileges. See “Shareholder Services — Exchange Privilege.”
The applicable offering price for purchase orders is based on the net asset value of a Fund next determined after receipt of the purchase order by a dealer or other financial intermediary (“Selling Dealer”) that has been authorized by the Distributor by contract to accept such orders. As to purchase orders received by Selling Dealers prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, including orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day. It is the responsibility of brokers to transmit purchase orders and payment on a timely basis. Generally, if payment is not received within the period described in the prospectuses, the order will be canceled, notice thereof will be given, and the broker and its customers will be responsible for any loss to the Fund or its shareholders. Orders of less than $500 may be mailed by a broker to the Transfer Agent.
The minimum investment for the initial purchase of shares is set forth in the prospectus for each Fund. The minimum initial investment for employees of a Fund, a Fund’s Manager, Sub-Advisers or BRIL or employees of their affiliates is $100, unless payment is made through a payroll deduction program in which case the minimum investment is $25.
Each Fund has lower investment minimums for other categories of shareholders eligible to purchase Institutional and Institutional Daily Shares, including selected fee-based programs. Each Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement. Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements and suspend and resume the sale of any share class of any Fund at any time.
Under certain circumstances, each Fund may permit certain firms to convert shares of a Fund from one class of shares to another class of shares of the same Fund. Shareholders should consult with their own tax advisors regarding any tax consequences relating to such conversions.
Each Fund or the Distributor may suspend the continuous offering of the Fund’s shares of any class at any time in response to conditions in the securities markets or otherwise and may resume offering the shares from time to time. Any order may be rejected by a Fund or the Distributor. Neither the Distributor, the securities dealers nor other financial intermediaries are permitted to withhold placing orders to benefit themselves by a price change.
The term “purchase,” as used in the Prospectus and this SAI, refers to (i) a single purchase by an individual, (ii) concurrent purchases by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account, and (iii) single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary may be involved. The term “purchase” also includes purchases by any “company,” as that term is defined in the Investment Company Act, but does not include purchases by (i) any company that has not been in existence for at least six months, (ii) a company that has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount, or (iii) any group of individuals whose sole organizational nexus is that its participants are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.
In-Kind Purchases
Payment for shares of a Fund may, at the discretion of BlackRock, be made in the form of securities that are permissible investments for the Fund and that meet the investment objective, policies and limitations of the Fund as described herein. In connection with an in-kind securities payment, the Fund may require, among other things, that the securities: (i) be valued on the day of purchase in accordance with the pricing methods used by the Fund; (ii) be accompanied by satisfactory assurance that the Fund will have good and marketable title to such securities; (iii) not be subject to any restrictions upon resale by the Fund; (iv) be in proper form for transfer to the Fund; and (v) be accompanied by adequate information concerning the basis and other tax matters relating to the securities. All dividends, interest, subscription or other rights pertaining to such securities shall become the property of the Fund engaged in the in-kind purchase transaction and must be delivered to the Fund by the investor upon receipt from the issuer. Shares purchased in exchange for securities generally cannot be redeemed until the transfer has settled.
Institutional Shares and Institutional Daily Shares
Institutional and Institutional Daily Shares may be purchased at net asset value without a sales charge. Only certain investors are eligible to purchase Institutional Shares. Investors who are eligible to purchase Institutional Shares should purchase Institutional Shares because they are not subject to any sales charge and have lower ongoing expenses than Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3, Class R or Service Shares. A Fund may in its discretion waive or modify any minimum investment amount, may reject any order for any class of shares and may suspend and resume the sale of shares of any Fund at any time.
Eligible Institutional Share Investors. Institutional Shares of the Funds may be purchased by customers of broker-dealers and agents that have established a servicing relationship with the Fund on behalf of their customers. These broker-dealers and agents may impose additional or different conditions on the purchase or redemption of

Fund shares by their customers and may charge their customers transaction, account or other fees on the purchase and redemption of Fund shares. Each broker-dealer or agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of such broker-dealers or agents should consult them for information regarding these fees and conditions.
Payment for Institutional Shares must normally be made in Federal funds or other funds immediately available by 4 p.m. (Eastern time) on the first business day following receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, an investor may be liable for any resulting losses or expenses incurred by the Fund.
Payment for Institutional Daily Shares must normally by made in Federal funds or other funds immediately available by the close of the Federal funds wire (normally 6:00 p.m. Eastern time) on the same business day as the receipt of the order. Payment may also, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund. If payment for a purchase order is not received by the prescribed time, the order will generally be canceled and the investor may be liable for any resulting losses or expenses incurred by the Fund.
Investors who currently own Institutional Shares or Institutional Daily Shares in a shareholder account are entitled to purchase additional Institutional Shares or Institutional Daily Shares of a Fund in that account. In addition, the following investors may purchase Institutional Shares or Institutional Daily Shares: employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Bank of America Corporation (“BofA Corp.”), The PNC Financial Services Group Inc., Barclays PLC or their respective affiliates and any trust, pension, profit-sharing or other benefit plan for such persons; institutional and individual retail investors with a minimum investment of $2 million who purchase through certain broker-dealers or directly from the Fund; certain employer-sponsored retirement plans (which, for this purpose, do not include SEP IRAs, SIMPLE IRAs or SARSEPs); investors in selected fee based programs; clients of registered investment advisers who have $250,000 invested in the Funds; clients of the trust departments of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets; unaffiliated banks, thrifts or trust companies that have agreements with the Distributor; certain state sponsored 529 college savings plans; and holders of certain BofA Corp. sponsored unit investment trusts (UITs) who reinvest dividends received from such UITs in shares of a Fund.
Purchase Privileges of Certain Persons. Employees, officers, directors/trustees of BlackRock, Inc., BlackRock Funds, BofA Corp., The PNC Financial Services Group Inc., or their respective affiliates; and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Institutional or Institutional Daily Shares at lower investment minimums than stated in each Fund’s prospectus. In addition, employees, officers, directors/trustees previously associated with PNC Global Investment Servicing (U.S.) Inc. in its capacity as the Funds’ former Transfer Agent and/or accounting agent, and who, prior to July 1, 2010, acquired Investor A Shares in a Fund without paying a sales charge based on a waiver for such persons previously in effect, may continue to buy Investor A Shares in such Fund without paying a sales charge. A Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees, directors, and board members of other funds wishing to purchase shares of a Fund must satisfy the Fund’s suitability standards.
Initial Sales Charge Alternative — Investor A Shares
Investors who prefer an initial sales charge alternative may elect to purchase Investor A Shares. Investor A1 Shares generally are not continuously offered but are offered (i) for purchase by certain employer-sponsored retirement plans and (ii) to certain investors who currently hold Investor A1 Shares for dividend and capital gain reinvestment only. For ease of reference, Investor A and Investor A1 Shares are sometimes referred to herein as “front-end load shares.”
Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with investments in Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares (sometimes referred to herein as “CDSC shares”). Investors who do not qualify for reduced initial sales charges and who expect to maintain their investment for an extended period of time also may elect to purchase Investor A Shares, because over time the accumulated ongoing service and distribution fees on CDSC shares may exceed the front-end load shares’ initial sales charge and service fee. Although some investors who previously purchased Institutional Shares may no longer be eligible to purchase Institutional Shares of other

Funds, those previously purchased Institutional Shares, together with all BlackRock front-end load and CDSC share holdings, will count toward a right of accumulation that may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing CDSC shares service and distribution fees will cause CDSC shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing front-end load shares’ service fees will cause Investor A, Investor A1 and Service Shares to have a higher expense ratio, pay lower dividends and have a lower total return than Institutional Shares.
See “Information on Sales Charges and Distribution Related Expenses — Investor A Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with Investor A and Investor A1 Shares for the periods indicated.
The Distributor may reallow discounts to selected securities dealers and other financial intermediaries and retain the balance over such discounts. At times a Distributor may reallow the entire sales charge to such dealers. Since securities dealers and other financial intermediaries selling front-end load shares of a Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.
Reduced Initial Sales Charges
Certain investors may be eligible for a reduction in or waiver of a sales load due to the nature of the investors and/or the reduced sales efforts necessary to obtain their investments.
Reinvested Dividends. No sales charges are imposed upon shares issued as a result of the automatic reinvestment of dividends.
Rights of Accumulation. Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock College Advantage 529 Program by the investor or by or on behalf of the investor’s spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares. Certain Funds employ a “passive” management approach and attempt to match the performance of a target index as closely as possible before the deduction of Fund expenses (“Index Funds”). Although shares of Index Funds generally are not subject to a sales charge, an investor’s existing Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Institutional Shares in the Index Funds may be combined with the amount of an investor’s current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge.
Letter of Intent. An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.
Purchase Privileges of Certain Persons. BlackRock may pay placement fees to dealers on purchases of Investor A Shares of all Funds, which may depend on the policies, procedures and trading platforms of your financial intermediary.
Except as noted below these placement fees may be up to the following amounts:
$1 million but less than $3 million	0.50%
$3 million but less than $15 million	0.25%
$15 million and above	0.15%

With respect to BlackRock Total Return Fund of BlackRock Bond Fund, Inc., and BlackRock High Yield Bond Portfolio and BlackRock Core Bond Portfolio of BlackRock Funds II, BlackRock U.S. Mortgage Portfolio of Managed Account Series, BlackRock Global Long/Short Credit Fund of BlackRock Funds, BlackRock CoreAlpha Bond Fund of BlackRock Funds III, and BlackRock CoRI 2015 Fund, BlackRock CoRI 2017 Fund, BlackRock CoRI 2019 Fund, BlackRock CoRI 2021 Fund and BlackRock CoRI 2023 Fund of BlackRock CoRI Funds, the placement fees may be up to the following amounts:
$1 million but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to the BlackRock Inflation Protected Bond Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:
$1 million but less than $3 million	0.15%
$3 million but less than $15 million	0.10%
$15 million and above	0.05%

With respect to the BlackRock Emerging Markets Flexible Dynamic Bond Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:
$1 million but less than $3 million	1.00%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio and BlackRock Secured Credit Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:
$500,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to all Tax Exempt Fixed-Income Funds, the placement fees may be up to the following amounts:
$1 million but less than $4 million	1.00%
$4 million but less than $10 million	0.50%
$10 million and above	0.25%

With respect to the Short-Term Bond Fund of BlackRock Municipal Bond Fund, Inc. the placement fees may be up to the following amounts:
$250,000 and above	0.50%

With respect to BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II, the placement fees may be up to the following amounts:
$500,000 but less than $3 million	0.75%
$3 million but less than $15 million	0.50%
$15 million and above	0.25%

With respect to the BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, the placement fees may be up to the following amounts:
$250,000 but less than $4 million	1.00%
$4 million but less than $10 million	0.50%
$10 million and above	0.25%

For the tables above, the placement fees indicated will apply up to the indicated breakpoint (so that, for example, a sale of $4 million worth of BlackRock Strategic Income Opportunities Portfolio Investor A Shares will result in a placement fee of up to 0.75% on the first $3 million and 0.50% on the final $1 million).
Other. The following persons may also buy Investor A Shares without paying a sales charge: (a) certain employer-sponsored retirement plans (for purposes of this waiver, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs); (b) rollovers of current investments through certain employer-sponsored retirement plans provided the shares are transferred to the same BlackRock Fund as either a direct rollover, or subsequent to distribution, the rolled-over proceeds are contributed to a BlackRock IRA through an account directly with the Fund; or purchases by IRA programs that are sponsored by financial intermediary firms provided the financial intermediary firm has entered into a Class A Net Asset Value agreement with respect to such program with the Distributor; (c) insurance company separate accounts; (d) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Fund; (e) persons participating in a fee-based program (such as a wrap account) under which they pay advisory fees to a broker-dealer or other financial institution; (f) financial intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee; (g) state sponsored 529 college savings plans; and (h) persons involuntarily liquidated from a Fund, who within 60 days of liquidation buy new shares of another BlackRock Fund (but only up to the amount that was liquidated). The following persons associated with the Funds, the Fund’s Manager, Sub-Advisers, Transfer Agent, Distributor, fund accounting agents, Barclays PLC and their affiliates may buy Investor A Shares of each of the Funds without paying a sales charge to the extent permitted by these firms including: (a) officers, directors and partners; (b) employees and retirees; (c) employees of firms who have entered into selling agreements to distribute shares of BlackRock-advised funds; (d) immediate family members of such persons (“immediate family members” shall be defined as the investor, the investor’s spouse or domestic partner, children, parents and siblings); and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). Investors who qualify for any of these exemptions from the sales charge should purchase Investor A Shares. The availability of Investor A Shares sales charge waivers may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc. and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A or Investor A1 Shares, you may not pay an initial sales charge. However, if you redeem your Investor A or Investor A1 Shares within eighteen months after purchase, you may be charged a deferred sales charge. The deferred sales charge on Investor A Shares is not charged in connection with: (a) redemptions of Investor A Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in a Fund through such plans; (b) exchanges described in “Exchange Privilege” below; (c) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (d) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old and you purchased your shares prior to October 2, 2006; (e) redemptions made with respect to certain retirement plans sponsored by a Fund, BlackRock or its affiliates; (f) redemptions (i) within one year of a shareholder’s death or, if later, the receipt of a certified probate settlement (including in connection with the distribution of account assets to a beneficiary of the decedent) or (ii) in connection with a shareholder’s disability (as defined in the Code) subsequent to the purchase of Investor A Shares; (g) involuntary redemptions of Investor A Shares in accounts with low balances; (h) certain redemptions made pursuant to the Systematic Withdrawal Plan (described below); (i) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (j) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of a Fund.
With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., and BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.
Investor A Shares are also available at net asset value to investors that, for regulatory reasons, are required to transfer investment positions from a foreign registered investment company advised by BlackRock or its affiliates to a U.S. registered BlackRock-advised fund.
Acquisition of Certain Investment Companies. Investor A Shares may be offered at net asset value in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.
Purchases Through Certain Financial Intermediaries. Reduced sales charges may be applicable for purchases of Investor A or Investor A1 Shares of a Fund through certain financial advisers, selected securities dealers and other financial intermediaries that meet and adhere to standards established by the Manager from time to time.
Deferred Sales Charge Alternative — Investor B and Investor C Shares
Investor B, Investor B1 and Investor B3 Shares generally are not continuously offered but are offered by exchange (Investor B Shares only) and also to certain investors who currently hold Investor B, Investor B1 or Investor B3 Shares for dividend and capital gain reinvestment. In addition, certain employer-sponsored retirement plans that currently hold Investor B, Investor B1 or Investor B3 Shares may purchase additional Investor B, Investor B1 or Investor B3 Shares or effect exchanges between Funds in those classes.
Investors choosing the deferred sales charge alternative should consider Investor C Shares if they are uncertain as to the length of time they intend to hold their assets in a Fund. If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. A Fund will not accept a purchase order of $500,000 or more for Investor C Shares.
If you select Investor C, Investor C1, Investor C2 or Investor C3 Shares, you do not pay an initial sales charge at the time of purchase. Investor C1, Investor C2 and Investor C3 Shares generally are not continuously offered but are offered (i) for purchase by certain employer-sponsored retirement plans and (ii) to certain investors who currently hold Investor C1, Investor C2 or Investor C3 Shares for dividend and capital gain reinvestment.
The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for the reduction in initial sales charges. CDSC shares are subject to ongoing service fees and distribution fees; however, these fees potentially may be offset to the extent any return is realized on the additional funds initially invested in CDSC shares. In addition, certain Investor B, Investor B1 and Investor B3 Shares will be converted into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of a Fund after a conversion period of approximately seven years (ten years for BlackRock California Municipal Bond Fund, BlackRock High Yield Bond Portfolio (Investor B1 Shares), BlackRock Low Duration Bond Portfolio (Investor B3 Shares), BlackRock National Municipal Fund (Investor B Shares), BlackRock Total Return Fund (Investor B and Investor B1 Shares), BlackRock U.S. Government Bond Portfolio (Investor B1 Shares) and BlackRock World Income Fund) and, thereafter, investors will be subject to lower ongoing fees.
BlackRock compensates financial advisers and other financial intermediaries for selling CDSC shares at the time of purchase from its own funds. Proceeds from the CDSC (as defined below) and the distribution fee are paid to the Distributor and are used by the Distributor to defray the expenses of securities dealers or other financial intermediaries related to providing distribution-related services to each Fund in connection with the sale of the CDSC shares. The combination of the CDSC and the ongoing distribution fee facilitates the ability of each Fund to sell the CDSC shares without a sales charge being deducted at the time of purchase. See “Distribution Plans” below. Imposition of the CDSC and the distribution fee on CDSC shares is limited by the NASD asset-based sales charge rule. See “Limitations on the Payment of Deferred Sales Charges” below.
Dealers will generally receive commissions equal to 4.00% of Investor B Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor B, Investor B1 or Investor B3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor C, Investor C1, Investor C2 and Investor C3 Shares.
Dealers will generally immediately receive commissions equal to 1.00% of the Investor C Shares sold by them plus ongoing fees under the Fund’s Distribution and Service Plan. Dealers may not receive a commission in connection with sales of Investor C, Investor C1, Investor C2 or Investor C3 Shares to certain employer-sponsored retirement plans sponsored by the Fund, BlackRock or its affiliates, but may receive fees under the Amended and Restated Distribution and Service Plan. These commissions and payments may be different than the reallowances, placement fees and commissions paid to dealers in connection with sales of Investor A, Investor A1, Investor B, Investor B1 and Investor B3 Shares. These may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.
Contingent Deferred Sales Charges — Investor B, Investor B1 and Investor B3 Shares. If you redeem Investor B, Investor B1 or Investor B3 Shares within six years of purchase (three years for Investor B1 Shares of BlackRock Total Return Fund of BlackRock Bond Fund, Inc.), you may be charged a contingent deferred sales charge (“CDSC”) at the rates indicated in the Fund’s Prospectus and below. The CDSC will be calculated in a manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares acquired through reinvestment of dividends. The order of redemption will be first of shares held for over six years or three years, as applicable, in the case of Investor B Shares, next of shares acquired pursuant to reinvestment of dividends, and finally of shares in the order of those held longest. The same order of redemption will apply if you transfer shares from your account to another account. If you exchange your Investor B or Investor B1 Shares for Investor B Shares of another fund, the CDSC schedule that applies to the shares that you originally purchased will continue to apply to the shares you acquire in the exchange.
The following table sets forth the CDSC schedule that applies to the Investor B Shares for the following Funds: BlackRock Total Return Fund of BlackRock Bond Fund, Inc., BlackRock World Income Fund, Inc., BlackRock California Municipal Bond Fund of BlackRock California Municipal Series Trust, BlackRock National Municipal Bond Fund of BlackRock Municipal Series Fund, Inc. and to the Investor B1 Shares for all Funds, as applicable, except for BlackRock Total Return Fund of BlackRock Bond Fund, Inc., and to the Investor B3 Shares for all Funds, as applicable:
Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 – 1	4.00%
1 – 2	4.00%
2 – 3	3.00%

Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	None

The following table sets forth the CDSC schedule that applies to the Investor B Shares of BlackRock GNMA Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, each of BlackRock Funds II:.
Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 – 1	4.50%
1 – 2	4.00%
2 – 3	3.50%
3 – 4	3.00%
4 – 5	2.00%
5 – 6	1.00%
6 and thereafter	None

To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because they were issued through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.00% (the applicable rate in the third year after purchase).
The following table sets forth the CDSC schedule that applies to the Investor B1 Shares for Total Return Fund of BlackRock Bond Fund, Inc.:
Years Since Purchase Payment Made	CDSC as a Percentage of Dollar Amount Subject to Charge*
0 – 1	1.00%
1 – 2	0.50%
2 – 3	0.25%
3 and thereafter	None

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all BlackRock funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.
Conversion of Investor B Shares, Investor B1 and Investor B3 Shares to Investor A Shares or A1 Shares. Approximately ten years after purchase (the “Conversion Period”), Investor B, Investor B1 and Investor B3 Shares of each Fund (except BlackRock U.S. Government Bond Portfolio, BlackRock GNMA Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio, and BlackRock Core Bond Portfolio) will convert automatically into Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, of that Fund (the “Conversion”). The Conversion Period for Investor B Shares of BlackRock GNMA Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Low Duration Bond Portfolio and BlackRock Core Bond Portfolio is approximately seven years. The Conversion will occur at least once each month (on the “Conversion Date”) on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. The Conversion will not be deemed a purchase or sale of the shares for Federal income tax purposes.
Shares acquired through reinvestment of dividends on Investor B, Investor B1 or Investor B3 Shares will also convert automatically to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus. The Conversion

Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying the dividend reinvestment shares were outstanding.
In general, Investor B Shares of equity funds will convert approximately eight years after initial purchase and Investor B, Investor B1 and Investor B3 Shares of taxable and tax-exempt fixed income Funds will convert approximately ten years after initial purchase. A seven year Conversion Period will apply to certain shares of certain Funds issued in connection with the acquisition of another fund. If you exchange Investor B, Investor B1 or Investor B3 Shares with an eight-year Conversion Period for Investor B Shares with a ten-year Conversion Period, or vice versa, the Conversion Period that applies to the shares you acquire in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The Conversion Period also may be modified for investors that participate in certain fee-based programs. See “Shareholder Services — Fee-Based Programs.”
If you own shares of a Fund that, in the past, issued stock certificates and you continue to hold such stock certificates, you must deliver any certificates for Investor B Shares of the Fund to be converted to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. If the Transfer Agent does not receive the certificates at least one week prior to the Conversion Date, your Investor B, Investor B1 or Investor B3 Shares will convert to Investor A or Investor A1 Shares, as set forth in each Fund’s prospectus, on the next scheduled Conversion Date after the certificates are delivered.
Contingent Deferred Sales Charge — Investor C Shares
Investor C, Investor C1, Investor C2 and Investor C3 Shares that are redeemed within one year of purchase may be subject to a 1.00% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether an Investor C, Investor C1, Investor C2 or Investor C3 Shares CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price of Investor C, Investor C1, Investor C2 and Investor C3 Shares. In addition, no CDSC will be assessed on Investor C, Investor C1, Investor C2 and Investor C3 Shares acquired through reinvestment of dividends. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends and then of shares held longest during the one-year period. A transfer of shares from a shareholder’s account to another account will be assumed to be made in the same order as a redemption.
See “Information on Sales Charges and Distribution Related Expenses — Investor B and Investor C Sales Charge Information” in Part I of each Fund’s Statement of Additional Information for information about amounts paid to the Distributor in connection with CDSC shares for the periods indicated.
Investor B and Investor C Shares — Contingent Deferred Sales Charge Waivers and Reductions
The CDSC on Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares is not charged in connection with: (1) redemptions of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans; (2) exchanges described in “Exchange Privilege” below; (3) redemptions made in connection with minimum required distributions due to the shareholder reaching age 70½ from IRA and 403(b)(7) accounts; (4) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59½ years old and you purchased your shares prior to October 2, 2006; (5) redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or its affiliates; (6) redemptions in connection with a shareholder’s death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent) or disability (as defined in the Code) subsequent to the purchase of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares; (7) withdrawals resulting from shareholder disability (as defined in the Code) as long as the disability arose subsequent to the purchase of the shares; (8) involuntary redemptions of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares in accounts with low balances as described in “Redemption of Shares” below; (9) redemptions made pursuant to a systematic withdrawal plan, subject to the limitations set forth under “Systematic Withdrawal Plan” below; (10) redemptions related to the payment of BNY Mellon Investment Servicing Trust Company custodial IRA fees; and (11) redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund. In addition, no CDSC is charged on Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares acquired through the reinvestment of dividends or distributions.

Class R Shares
Certain of the Funds offer Class R Shares as described in each such Fund’s Prospectus. Class R Shares are available only to certain employer-sponsored retirement plans. Class R Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing distribution fee of 0.25% per year and an ongoing service fee of 0.25% per year. Distribution fees are used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion. Service fees are used to compensate securities dealers and other financial intermediaries for service activities.
If Class R Shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of one of the other share classes.
Class K Shares
Certain of the Funds offer Class K Shares as described in each such Fund’s Prospectus. Class K Shares are available only to (i) qualified recordkeepers with a distribution and/or fund servicing agreement (establishing an omnibus trading relationship) maintained with the Fund’s distributor, (ii) defined benefit plans, defined contribution plans, endowments and foundations with greater than $10 million in a qualified tax-exempt plan, (iii) employers with greater than $10 million in the aggregate between qualified and non-qualified plans that they sponsor (together with (i) and (ii), “Plan Institutions”) or (iv) institutions and individuals with a minimum initial investment in the Fund of $5 million.
Service Shares
Certain Funds offer Service Shares, which are available only to certain investors, including: (i) certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers; (ii) certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996; and (iii) participants in the Capital DirectionsSM asset allocation program. Service Shares are not subject to an initial sales charge or a CDSC but are subject to an ongoing service fee of 0.25% per year.
BlackRock Shares
Certain Funds offer BlackRock Shares, which are available only to certain investors. BlackRock Shares are offered without a sales charge to institutional investors, registered investment advisers and certain fee-based programs.
Distribution Plans
Each Fund has entered into a distribution agreement with BRIL under which BRIL, as agent, offers shares of each Fund on a continuous basis. BRIL has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares. BRIL’s principal business address is 40 East 52nd Street, New York, NY 10022. BRIL is an affiliate of BlackRock.
Pursuant to the distribution plans of the Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares (each, a “Plan”), the Fund may pay BRIL and/or BlackRock or any other affiliate or significant shareholder of BlackRock fees for distribution and sales support services. Currently, as described further below, only Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3 and Class R Shares bear the expense of distribution fees under a Plan. In addition, the Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, BRIL, PNC, Barclays and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock or BRIL has retained a portion of the shareholder servicing fees paid by the Fund.
Each Fund’s Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of a Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Plan to the Fund and the related class of shareholders. In approving a Plan in accordance with Rule 12b-1, the non-interested Directors concluded that there is reasonable likelihood that the Plan will benefit the Fund and its related class of shareholders.
The Plan provides, among other things, that: (i) the Board of Directors shall receive quarterly reports regarding the amounts expended under the Plan and the purposes for which such expenditures were made; (ii) the Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Directors in accordance with Rule 12b-1 under the Investment Company Act; (iii) any material amendment thereto must be approved by the

Board of Directors, including the directors who are not “interested persons” of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement entered into in connection with the Plan (the “12b-1 Directors”), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution services pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding shares of such class and by a majority of the 12b-1 Directors; and (v) while the Plan remains in effect, the selection and nomination of the Fund’s Directors who are not “interested persons” of the Fund shall be committed to the discretion of the Fund’s non-interested Directors. Rule 12b-1 further requires that each Fund preserve copies of each Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Plan or such report, the first two years in an easily accessible place.
Payments under the Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred. As a result, distribution-related revenues from the Plans may be more or less than distribution-related expenses of the related class. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration quarterly. Distribution-related revenues consist of the service fees, the distribution fees and the CDSCs. Distribution-related expenses consist of financial adviser compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses and interest expense. Distribution-related revenues paid with respect to one class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.
The Plan is terminable as to any class of shares without penalty at any time by a vote of a majority of the 12b-1 Directors, or by vote of the holders of a majority of the shares of such class.
See “Distribution Related Expenses” in Part I of each Fund’s Statement of Additional Information for information relating to the fees paid by your Fund to the Distributor under each Plan during the Fund’s most recent fiscal year.
Limitations on the Payment of Deferred Sales Charges
The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee borne by Class R Shares, and the distribution fee and the CDSC borne by the CDSC shares. This limitation does not apply to the service fee. The maximum sales charge rule is applied separately to each class and limits the aggregate of distribution fee payments and CDSCs payable by a Fund to (1) 6.25% of eligible gross sales of CDSC shares and Class R Shares, computed separately (excluding shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).
See Part I, Section V “Information on Sales Charges and Distribution Related Expenses” of each Fund’s Statement of Additional Information for comparative information as of your Fund’s most recent fiscal year end with respect to the CDSC shares and, if applicable, Class R Shares of your Fund.
Other Compensation to Selling Dealers
Pursuant to each Fund’s Distribution Agreements and Distribution and Service Plans (the “Plans”), each Fund may pay BRIL and/or BlackRock or any other affiliate of BlackRock fees for distribution and sales support services. In addition, each Fund may pay to brokers, dealers, financial institutions and industry professionals (including BlackRock, Merrill Lynch, Hilliard Lyons and their affiliates) (collectively, “Service Organizations”) fees for the provision of personal services to shareholders. In the past, BlackRock has retained a portion of the shareholder servicing fees paid by a Fund.
With respect to Class R Shares, the front-end sales charge and the applicable distribution fee payable under the Plan are used to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Class R Shares.
With respect to Investor B, Investor B1 and Investor B3 Shares, Service Organizations and other broker/dealers receive commissions from BRIL for selling Investor B, Investor B1 and Investor B3 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B, Investor B1 or Investor B3 Shares are redeemed prior to the expiration of the conversion period, after which Investor B, Investor B1 and Investor B3 Shares automatically convert to Investor A Shares or Investor A1 Shares, as applicable.
With respect to Investor C, Investor C1, Investor C2 and Investor C3 Shares, Service Organizations and other broker-dealers receive commissions from BRIL for selling Investor C, Investor C1, Investor C2 and Investor C3 Shares, which are paid at the time of the sale. The applicable distribution fees payable under the Plans are intended to cover the expense to BRIL of paying such up-front commissions, as well as to cover ongoing commission payments to the broker-dealers or other Service Organizations. The contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor C, Investor C1, Investor C2 or Investor C3 Shares are redeemed within 12 months of purchase.
From time to time BRIL and/or BlackRock and their affiliates may voluntarily waive receipt of distribution fees under each Plan, which waivers may be terminated at any time. Payments are made by the Fund pursuant to each Plan regardless of expenses incurred by BRIL or BlackRock.
The Funds currently do not make distribution payments with respect to Investor A, Investor A1, Service, Institutional, Institutional Daily or BlackRock Shares under the Plans. However, the Plans permit BRIL, BlackRock and certain of their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BRIL, BlackRock or their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These non-Plan payments would be in addition to a Fund’s payments described in this SAI for distribution and shareholder servicing. These non-Plan payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of the Funds and payments for providing extra employee training and information relating to Funds; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” fees for directing investors to the Fund; “distribution and marketing support” fees or “revenue sharing” for providing assistance in promoting the sale of the Funds’ shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BRIL, BlackRock and their affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BRIL’s, BlackRock’s or their affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund will receive as proceeds from such sales.
As of the date of this SAI, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: Ameriprise Financial Services, AXA Advisors, CCO Investment Services, Cetera Advisor Networks LLC, Cetera Advisors LLC, Cetera Financial Specialists LLC, Cetera Investment Services LLC, Citigroup Global Markets, Inc., Commonwealth Equity Services (Commonwealth Financial Network), FSC Securities Corporation, Investacorp, Inc., JP Morgan, LPL Financial Corporation, Merrill Lynch, MetLife Securities, Morgan Stanley Smith Barney, New England Securities Corporation, Northwestern Mutual Investment Services, LLC, PFS Investments, Raymond James, RBC Capital Markets, Royal Alliance Associates, SagePoint Financial, Santander Securities, LLC, Securities America, State Farm VP Management Corp., Triad Advisors, Inc., UBS Financial Services, U.S. Bancorp Investments, Voya Financial Advisors, Inc., Voya Investments Distributor, LLC, Wells Fargo, Woodbury Financial Services, Inc. and/or broker dealers and other financial services firms under common control with the above organizations (or their successors or assignees). The level of payments made to these Service Organizations in any year will vary, may be limited to specific Funds or share classes, and normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In addition, from time to time BRIL, BlackRock or certain of their affiliates may make fixed dollar amount payments to certain Service Organizations listed above that are not based on the value of the shares sold to, or held by, the Service Organization’s customers and may be different for different Service Organizations.
Other Distribution Arrangements
Certain Funds and BlackRock have entered into a distribution agreement with UBS AG whereby UBS AG may, in certain circumstances, sell certain shares of the Funds in certain jurisdictions. The level of payments made to UBS AG in any year for the sale and distribution of a Fund’s shares will vary and normally will not exceed the sum of the service fee payable on the assets attributable to UBS AG plus an additional fee equal to a percentage of such assets which shall range up to 0.25%.

In lieu of payments pursuant to the foregoing, BRIL, BlackRock, PNC or their affiliates may make payments to the above named Service Organizations of an agreed-upon amount which, subject to certain agreed-upon minimums, will generally not exceed the amount that would have been payable pursuant to the formula, and may also make similar payments to other Service Organizations.
If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.
Furthermore, BRIL, BlackRock and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BRIL, BlackRock and their affiliates may also: (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.
BlackRock, Inc., the parent company of BlackRock, has agreed to pay PNC Bank, National Association and certain of its affiliates fees for administration and servicing with respect to assets of the Fund attributable to shares held by customers of such entities. These assets are predominantly in the Institutional Share class of a Fund, with respect to which the Fund does not pay shareholder servicing fees under a Plan. The fees are paid according to the following schedule: certain money market funds — 0.15% of net assets; certain fixed income funds — 0.20% of net assets; and certain equity funds — 0.25% of net assets (except that with respect to the Index Equity Fund, the fee is 0.04% of net assets).
Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Your Service Organization will provide you with specific information about any service fees you will be charged.
Pursuant to the Plans, each Fund enters into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of Service, Investor A, Investor A1, Investor B, Investor B1, Investor C, Investor C1, Investor C2 and Class R Shares. Such services will be provided to Customers who are the beneficial owners of shares of such classes and are intended to supplement the services provided by the Fund’s Administrators and Transfer Agent to the Fund’s shareholders of record. In consideration for payment of the applicable service fee Service Organizations may provide general shareholder liaison services, including, but not limited to: (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses.
To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services. In addition to, rather than in lieu of, distribution and shareholder servicing fees that a Fund may pay to a Service Organization pursuant to the Plan and fees the Fund pays to its transfer agent, the Fund may enter into non-Plan agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either: (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock, BRIL or their affiliates also may pay a portion of the fees for administrative, networking, omnibus, operational and recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

For information regarding the purchase of shares of the BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock High Yield V.I. Fund, BlackRock International V.I. Fund, BlackRock iShares® Alternative Strategies V.I Fund, BlackRock iShares® Dynamic Allocation V.I. Fund, BlackRock iShares® Dynamic Fixed Income V.I. Fund, BlackRock iShares® Equity Appreciation V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock U.S. Government Bond V.I. Fund and BlackRock Value Opportunities V.I. Fund, each a series of BlackRock Variable Series Funds, Inc., and the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock U.S. Government Bond Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio, each a series of BlackRock Series Fund, Inc., please see the “Purchase of Shares” section of Part I of this SAI.
Redemption of Shares
Shares normally will be redeemed for cash upon receipt of a request in proper form, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances (valued in the same way as they would be valued for purposes of computing a Fund’s NAV), in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the Investment Company Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Fund at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Fund at such time. Except for any CDSC that may be applicable, there will be no redemption charge if your redemption request is sent directly to the Transfer Agent. If you are liquidating your holdings you will receive all dividends reinvested through the date of redemption.
The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, or (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Fund. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)
Each Fund, with other investment companies advised by the Manager, has entered into a joint committed line of credit with a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.
The Fund may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full-payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder. The Fund reserves the express right to redeem shares of each Fund involuntarily at any time if the Fund’s Board determines, in its sole discretion, that failure to do so may have adverse consequences to the holders of shares in the Fund. Upon such redemption the holders of shares so redeemed shall have no further right with respect thereto other than to receive payment of the redemption price.
Redemption
Investor, Institutional, Institutional Daily and Class R Shares
Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through the Automated Clearing House Network (“ACH”) or wire transfer. Certain redemption requests, such as those in excess of these amounts, and those where (i) the Fund does not have verified banking information on file; or (ii) the proceeds are not paid to the record owner at the record address, must be in writing with a medallion signature guarantee provided by any “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the “Exchange Act”), whose existence and validity may be verified by the Transfer Agent through the use of industry publications. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantee. Call (800) 441-7762 for details. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. The three recognized medallion programs are Securities Transfer Agent Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees which are not a part of these programs will not be accepted. A notary public seal will not be acceptable. Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is required by BNY Mellon in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.
If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days. A Fund, its Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemption requests will not be honored if: (i) the accountholder is deceased, (ii) the proceeds are to be sent to someone other than the shareholder of record, (iii) a Fund does not have verified information on file, (iv) the request is by an individual other than the accountholder of record, (v) the account is held by joint tenants who are divorced, (vi) the address on the account has changed within the last 30 days or share certificates have been issued on the account, or (vii) to protect against fraud, if the caller is unable to provide the account number, the name and address registered on the account and the social security number registered on the account. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. Before telephone requests will be honored, signature approval from all shareholders of record on the account must be obtained. The Fund may refuse a telephone redemption request if it believes it is advisable to do so. During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.
Redemption orders for Institutional Shares placed prior to 4:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 4:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Shares will normally be wired in Federal Funds on the next business day. If the Federal Reserve Bank of Philadelphia is not open on the business day following receipt of the redemption order, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.
Redemption orders for Institutional Daily Shares placed prior to 12:00 p.m. (Eastern time) on a business day will be priced at the NAV determined that day. If redemption orders are received by 12:00 p.m. (Eastern time) on a business day, payment for redeemed Institutional Daily Shares will normally be wired in Federal Funds on that same day, provided that the Fund’s custodian is also open for business. If the Federal Reserve Bank of Philadelphia is not open on that business day, the redemption order will be accepted and processed the next succeeding business day when the Federal Reserve Bank of Philadelphia is open, provided that the Fund’s custodian is also open for business.
Redeem by VRU: Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (“VRU”). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.
Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.
Redeem in Writing: If you hold shares with the Transfer Agent you may redeem such shares without charge by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019. Redemption requests delivered other than by mail should be sent to BlackRock, 4400 Computer Drive, Westborough, Massachusetts 01588. If you hold share certificates issued by your Fund, the letter must be accompanied by certificates for the shares. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.
If you redeem shares directly with the Transfer Agent, payments will generally be mailed within seven days of receipt of the proper notice of redemption. A Fund may delay the mailing of a redemption check until good payment (that is, cash, Federal funds or certified check drawn on a U.S. bank) has been collected for the purchase of Fund shares, which delay will usually not exceed 10 days. If your account is held directly with the Transfer Agent and contains a fractional share balance following a redemption, the fractional share balance will be automatically redeemed by the Fund.
Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, BlackRock has set a minimum balance of $500 in each Fund position you hold within your account (“Fund Minimum”), and may take one of two actions if the balance in your Fund falls below the Fund Minimum.
First, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $250 for any reason, including market fluctuation. You will be notified that the value of your account is less than $250 before the Fund makes an involuntary redemption. The notification will provide you with a 90 calendar day period to make an additional investment in order to bring the value of your account to at least $250 before the Fund makes an involuntary redemption or to the Fund Minimum in order not to be assessed an annual low balance fee of $20, as set forth below. This involuntary redemption may not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, accounts established under the Uniform Gifts or Transfers to Minors Acts, and certain intermediary accounts.
Second, the Fund charges an annual $20 low balance fee on all Fund accounts that have a balance below the Fund Minimum for any reason, including market fluctuation. The fee will be deducted from the Fund account only once per calendar year. You will be notified that the value of your account is less than the Fund Minimum before the fee is imposed. You will then have a 90 calendar day period to make an additional investment to bring the value of your account to the Fund Minimum before the Fund imposes the low balance fee. This low balance fee does not apply to accounts of certain employer-sponsored retirement plans, selected fee-based programs, or accounts established under the Uniform Gifts or Transfers to Minors Acts.
Repurchase
A Fund normally will accept orders to repurchase shares from Selling Dealers for their customers. Shares will be priced at the net asset value of the Fund next determined after receipt of the repurchase order by a Selling Dealer that has been authorized by the Distributor by contract to accept such orders. As to repurchase orders received by Selling Dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the repurchase price is the net asset value determined as of the close of business on the NYSE on that day. If the orders for repurchase are not received by the Selling Dealer before the close of business on the NYSE, such orders are deemed received on the next business day.
These repurchase arrangements are for your convenience and do not involve a charge by the Fund (other than any applicable CDSC). However, Selling Dealers may charge a processing fee in connection with such transactions. In addition, securities firms that do not have selected dealer agreements with the Distributor may impose a transaction charge for transmitting the notice of repurchase to the Fund. Each Fund reserves the right to reject any order for repurchase. A shareholder whose order for repurchase is rejected by a Fund, however, may redeem shares as set out above.
Reinstatement Privilege — Investor A Shares
Upon redemption of Investor A, Investor A1 or Institutional Shares, as applicable, shareholders may reinvest all or a portion of their redemption proceeds (after paying any applicable CDSC) in Investor A Shares of the same or another BlackRock fund without paying a front-end sales charge. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Shares of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the NAV calculated at the close of trading on the day the request is received in good order. To exercise this privilege, the Transfer Agent must receive written notification from the shareholder of record or the registered representative of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Shareholder Services
Each Fund offers one or more of the shareholder services described below that are designed to facilitate investment in its shares. You can obtain more information about these services from each Fund by calling the telephone number on the cover page, or from the Distributor, your financial adviser, your selected securities dealer or other financial intermediary. Certain of these services are available only to U.S. investors.
Investment Account
If your account is maintained at the Transfer Agent (an “Investment Account”) you will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as confirmations for automatic investment purchases and the reinvestment of dividends. The statements also will show any other activity in your Investment Account since the last statement. You also will receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of dividends. If your Investment Account is held at the Transfer Agent you may make additions to it at any time by mailing a check directly to the Transfer Agent. You may also maintain an account through a selected securities dealer or other financial intermediary. If you transfer shares out of an account maintained with a selected securities dealer or other financial intermediary, an Investment Account in your name may be opened automatically at the Transfer Agent.
You may transfer Fund shares from a selected securities dealer or other financial intermediary to another securities dealer or other financial intermediary that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the new firm. If you wish to transfer your shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Distributor, you must either (i) redeem your shares, paying any applicable CDSC or (ii) continue to maintain an Investment Account at the Transfer Agent for those shares. You also may request that the new securities dealer or other financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of the securities dealer or other financial intermediary for your benefit whether the securities dealer or other financial intermediary has entered into a selected dealer agreement or not. In the interest of economy and convenience and because of the operating procedures of each Fund, share certificates will not be issued physically. Shares are maintained by each Fund on its register maintained by the Transfer Agent and the holders thereof will have the same rights and ownership with respect to such shares as if certificates had been issued.
If you are considering transferring a tax-deferred retirement account, such as an individual retirement account, from one selected securities dealer to another securities dealer or other financial intermediary, you should be aware that if the new firm will not take delivery of shares of the Fund, you must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or you must continue to maintain a retirement account at the original selected securities dealer for those shares.
Exchange Privilege
U.S. shareholders of Investor A, Investor A1, Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2, Investor C3, Institutional and Institutional Daily Shares of each Fund have an exchange privilege with certain other Funds. However, Investor A1, Investor B1, Investor B3, Investor C1, Investor C2 and Investor C3 Shares may only exchange out. The minimum amount for exchanges of Investor class shares is $1,000, although you may exchange less than $1,000 if you already have an account in the Fund into which you are exchanging. You may only exchange into a share class and a Fund that are open to new investors or in which you have a current account if the class or fund is closed to new investors. If you held the shares used in the exchange for 30 days or less, you may be charged a redemption fee at the time of the exchange. Before effecting an exchange, you should obtain a currently effective prospectus of the fund into which you wish to make the exchange. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.
Exchanges of Investor A, Investor A1, Institutional and Institutional Daily Shares. Institutional and Institutional Daily Shares are exchangeable with Institutional or Institutional Daily Shares of other Funds. Investor A and Investor A1 Shares are exchangeable for Investor A Shares of other Funds.
Exchanges of Institutional or Institutional Daily Shares outstanding for Institutional or Institutional Daily Shares of a second fund or for shares of a money market fund are effected on the basis of relative net asset value per Institutional or Institutional Daily Share, as applicable. Exchanges of Investor A or Investor A1 Shares outstanding (“outstanding Investor A Shares”) for Investor A Shares of a second fund, or for shares of a money market fund (“new Investor A Shares”) are effected on the basis of relative net asset value per share.

Exchanges of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares. Shareholders of certain Funds with Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares outstanding (“outstanding Investor B or Investor C Shares”) may exchange their shares for Investor B or Investor C Shares, respectively, of a second fund or for shares of a money market fund (“new Investor B or Investor C Shares”) on the basis of relative net asset value per Investor B or Investor C share, without the payment of any CDSC. Certain funds impose different CDSC schedules. If you exchange your Investor B Shares for shares of a fund with a different CDSC schedule, the CDSC schedule that applies to the shares exchanged will continue to apply. For purposes of computing the CDSC upon redemption of new Investor B or Investor C Shares, the time you held both the exchanged Investor B or Investor C Shares and the new Investor B Shares or Investor C Shares will count towards the holding period of the new Investor B or Investor C Shares. For example, if you exchange Investor B Shares of a Fund for those of a second Fund after having held the first Fund’s Investor B Shares for two-and-a-half years, the 3.00% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later if you decide to redeem the Investor B Shares of the second Fund and receive cash, there will be no CDSC due on this redemption since by adding the two-and-a-half year holding period of the first Fund’s Investor B Shares to the four year holding period for the second Fund’s Investor B Shares, you will be deemed to have held the second Fund’s Investor B Shares for more than six years.
Exchanges of Service and BlackRock Shares. Service Shares and BlackRock Shares can be exchanged for Service Shares or BlackRock Shares, respectively, of Funds that are covered by selected dealer agreements with the Distributor.
Exchanges for Shares of a Money Market Fund. You may exchange any class of Investor shares for shares of an affiliated money market fund. If you exchange into BlackRock Summit Cash Reserves Fund (“Summit”), a series of BlackRock Financial Institutions Series Trust, you will receive one of two classes of shares: exchanges of Investor A, Investor A1 and Institutional Shares of a Fund will receive Investor A Shares of Summit and exchanges of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 and Investor C3 Shares of a Fund will receive Investor B Shares of Summit. You may exchange Investor A Shares of Summit back into Investor A or Institutional Shares of a Fund. You may exchange Investor B Shares of Summit back into Investor B or Investor C Shares of a Fund and, in the event of such an exchange, the period of time that you held Investor B Shares of Summit will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Investor B Shares. Investor B Shares of Summit are subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Investor B Shares. Exchanges of Investor B or Investor C Shares of a money market fund other than Summit for Investor B or Investor C Shares of a Fund will be exercised at net asset value. However, a CDSC may be charged in connection with any subsequent redemption of the Investor B or Investor C Shares of the Fund received in the exchange. In determining the holding period for calculating the CDSC payable on redemption of Investor B and Investor C Shares of the Fund received in the exchange, the holding period of the money market fund Investor B or Investor C Shares originally held will be added to the holding period of the Investor B or Investor C Shares acquired through exchange.
Exchanges by Participants in Certain Programs. The exchange privilege may be modified with respect to certain participants in mutual fund advisory programs and other fee-based programs sponsored by the Manager, an affiliate of the Manager, or selected securities dealers or other financial intermediaries that have an agreement with a Distributor. See “Fee-Based Programs” below.
Exercise of the Exchange Privilege. To exercise the exchange privilege, you should contact your financial adviser or the Transfer Agent, who will advise each Fund of the exchange. If you do not hold share certificates, you may exercise the exchange privilege by wire through your securities dealer or other financial intermediary. Each Fund reserves the right to require a properly completed exchange application.
A shareholder who wishes to make an exchange may do so by sending a written request to the Fund c/o the Transfer Agent at the following address: P.O. Box 9819, Providence, RI 02940-8019. Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. To add this feature to an existing account that previously did not provide this option, a Telephone Exchange Authorization Form must be filed with the Transfer Agent. This form is available from the Transfer Agent. Once this election has been made, the shareholder may simply contact the Fund by telephone at (800) 441-7762 to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to the Transfer Agent in writing.
If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and broker of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined below. In order to participate in the Automatic Investment Program or establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.
Any share exchange must satisfy the requirements relating to the minimum initial investment requirement, and must be legally available for sale in the state of the investor’s residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a capital gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial adviser and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange. Brokers may charge a fee for handling exchanges.
The Funds reserve the right to suspend, modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any portfolio or its shareholders.
The Funds, the Administrators and BRIL will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds, the Administrators and BRIL will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine in accordance with such procedures. By use of the exchange privilege, the investor authorizes the Fund’s transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund’s transfer agent to be genuine. The records of the Fund’s transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days’ notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.
Each Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain Funds may suspend the continuous offering of their shares to the general public at any time and may resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. The exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.
Fee-Based Programs
If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or selected securities dealers or other financial intermediaries that have agreements with the Distributor or in certain fee-based programs in which BlackRock participates, you may be able to buy Institutional or Institutional Daily Shares, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges.
Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A, Institutional or Institutional Daily Shares in the program are eligible to purchase additional shares of the respective share class of a Fund, but may be subject to upfront sales charges with respect to Investor A Shares. Additional purchases of Institutional or Institutional Daily Shares are available only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional or Institutional Daily Shares.
Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional, selected securities dealer or other financial intermediary.
Retirement and Education Savings Plans
Individual retirement accounts and other retirement and education savings plans are available from your financial intermediary. Under these plans, investments may be made in a Fund (other than a Municipal Fund) and certain of the other mutual funds sponsored by the Manager or its affiliates as well as in other securities. There may be fees associated with investing through these plans. Information with respect to these plans is available on request from your financial intermediary.
Dividends received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans and, in the case of Roth IRAs and education savings plans, may be exempt from taxation when distributed as well. Investors considering participation in any retirement or education savings plan should review specific tax laws relating to the plan and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.
Automatic Investment Plans
Investor Share shareholders and certain Service Share shareholders who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996 may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account. The minimum pre-authorized investment amount is $50. If you buy shares of a Fund through certain accounts, no minimum charge to your bank account is required. Contact your financial adviser or other financial intermediary for more information.
Automatic Dividend Reinvestment Plan
Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. All distributions are reinvested at net asset value in the form of additional full and fractional shares of the same class of shares of the relevant Fund unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, and will become effective with respect to dividends paid after its receipt by the Transfer Agent.
Systematic Withdrawal Plans
Shareholders may receive regular distributions from their accounts via a Systematic Withdrawal Plan (“SWP”). Upon commencement of the SWP, the account must have a current value of $10,000 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more at any interval. You may choose any day for the withdrawal. If no day is specified, the withdrawals will be processed on the 25th day of the month or, if such day is not a business day, on the prior business day and are paid promptly thereafter. An investor may utilize the SWP by completing the Systematic Withdrawal Plan Application Form which may be obtained by visiting our website at www.blackrock.com/funds.
Shareholders should realize that if withdrawals exceed income dividends their invested principal in the account will be depleted. To participate in the SWP, shareholders must have their dividends automatically reinvested. Shareholders may change or cancel the SWP at any time, upon written notice to the Fund, or by calling the Fund at (800) 441-7762. Purchases of additional Investor A Shares of the Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved and, therefore, are discouraged. No CDSC will be assessed on redemptions of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares made through the SWP that do not exceed 12% of the original investment on an annualized basis. For example, monthly, quarterly and semi-annual SWP redemptions of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares will not be subject to the CDSC if they do not exceed 1% (monthly), 3% (quarterly) and 6% (semi-annually), respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor B, Investor B1, Investor B3, Investor C, Investor C1, Investor C2 or Investor C3 Shares in excess of this limit are still subject to the applicable CDSC.
For this reason, a shareholder may not participate in the Automatic Investment Plan described above (see “How to Buy, Sell, Transfer and Exchange Shares” in the Fund’s Prospectus) and the SWP at the same time.
Dividend Allocation Plan
The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from any Eligible Fund (which means funds so designated by the Distributor from time to time) automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

Pricing of Shares
Determination of Net Asset Value
Valuation of Shares. The net asset value for each class of shares of each Fund is generally calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each business day the NYSE is open.
Valuation of securities held by each Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “Exchange”) are valued via independent pricing services generally at the Exchange closing price or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which the assets or liabilities are valued, however, under certain circumstances other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by a Fund on a day on which the Fund values such security, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such security. If a Fund holds both long and short positions in the same security, the last bid price will be applied to securities held long and the last ask price will be applied to securities sold short. If no bid or ask price is available on a day on which a Fund values such security, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a fair value asset.
Fixed Income Investments. Fixed income securities for which market quotations are readily available are generally valued using such securities’ most recent bid prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager and/or Sub-Adviser determine such method does not represent fair value. Loan participation notes are generally valued at the mean of the last available bid prices from one or more brokers or dealers as obtained from independent third-party pricing services. Certain fixed income investments including asset-backed and mortgage-related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Fixed income securities for which market quotations are not readily available may be valued by third-party pricing services that make a valuation determination by securing transaction data (e.g., recent representative bids), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which the Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless BlackRock determines that such prior day’s price no longer reflects the fair value of the option in which case such option will be treated as a fair value asset. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price or settle price as of the close of such exchanges. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.
Underlying Funds. Shares of underlying open-end funds are valued at net asset value. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds will be valued at their most recent closing price.
General Valuation Information
In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on each Fund’s books at their face value.
Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time the Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination shall be made considering pertinent facts and circumstances surrounding such revision.
In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the Fund’s Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by a Fund (including restricted securities) are valued at fair value as determined in good faith by the Fund’s Board or by BlackRock (its delegate). Any assets and liabilities which are denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange.
Certain of the securities acquired by the Funds may be traded on foreign exchanges or OTC markets on days on which a Fund’s net asset value is not calculated. In such cases, the net asset value of a Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.
Fair Value. When market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its complete lack of trading, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing a Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any date the NYSE is open and the primary exchange on which a foreign asset or liability is traded is closed, such asset or liability will be valued using the prior day’s price, provided that BlackRock is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset. For certain foreign securities, a third-party vendor supplies evaluated, systematic fair value pricing based upon the movement of a proprietary multi-factor model after the relevant foreign markets have closed. This systematic fair value pricing methodology is designed to correlate the prices of foreign securities following the close of the local markets to the price that might have prevailed as of a Fund’s pricing time.
BlackRock, with input from the BlackRock Portfolio Management Group, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to BlackRock’s Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of BlackRock, to regularly evaluate the values assigned to the securities and other assets and liabilities held by the Funds. The pricing of all Fair Value Assets is subsequently reported to and ratified by the Board or a Committee thereof.
When determining the price for a Fair Value Asset, the BlackRock Valuation Committee (or the Pricing Group) shall seek to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations shall be based upon all available factors that the Valuation Committee (or Pricing Group) deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models.
Fair value represents a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value. As a result, a

Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.
Generally, ASC 820 and other accounting rules applicable to mutual funds and various assets in which they invest are evolving. Such changes may adversely affect a Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Fund’s inability to obtain a third-party determination of fair market value.
Portfolio Transactions and Brokerage
Transactions in Portfolio Securities
Subject to policies established by the Board of Directors, BlackRock is primarily responsible for the execution of a Fund’s portfolio transactions and the allocation of brokerage. BlackRock does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While BlackRock generally seeks reasonable trade execution costs, a Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BlackRock may select a broker based partly upon brokerage or research services provided to BlackRock and its clients, including a Fund. In return for such services, BlackRock may cause a Fund to pay a higher commission than other brokers would charge if BlackRock determines in good faith that the commission is reasonable in relation to the services provided.
In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.
In selecting brokers or dealers to execute portfolio transactions, the Manager and sub-advisers seek to obtain the best price and most favorable execution for a Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BlackRock’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BlackRock’s knowledge of any actual or apparent operational problems of a broker or dealer.
Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BlackRock believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.
BlackRock may participate in client commission arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. BlackRock believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BlackRock will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BlackRock regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BlackRock views as impactful to its trading results.
BlackRock may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BlackRock by the broker-dealer) and execution or brokerage services within applicable rules and BlackRock’s policies to the extent that such permitted services do not compromise BlackRock’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.
Research-oriented services for which BlackRock might pay with Fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Fund or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BlackRock’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Fund to BlackRock are not reduced as a result of BlackRock’s receipt of research services. In some cases, BlackRock may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BlackRock makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BlackRock will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BlackRock faces a potential conflict of interest, but BlackRock believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.
Payments of commissions to brokers who are affiliated persons of the Fund, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BlackRock is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.
From time to time, a Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BlackRock with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
BlackRock does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Fund; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BlackRock neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.
Each Fund anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by a Fund in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, each Fund intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on a Fund’s portfolio strategies.
See “Portfolio Transactions and Brokerage” in the Statement of Additional Information for information about the brokerage commissions paid by your Fund, including commissions paid to affiliates, if any, for the periods indicated.
Each Fund may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with a Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of a Fund may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.
OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.
Purchases of money market instruments by a Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the Commission. As a result, the portfolio turnover rates of a Money Market Fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Fund, the turnover rates should not adversely affect the Fund’s net asset values or net income.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
The Manager or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Fund prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Fund would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.
Investment decisions for each Fund and for other investment accounts managed by the Manager or sub-advisers are made independently of each other in light of differing conditions. BlackRock allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BlackRock’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BlackRock, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BlackRock or to induce future services or benefits to be rendered to BlackRock, or (v) to manage or equalize investment performance among different client accounts.
Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in a Fund receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BlackRock is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BlackRock’s trading desk their level of interest in a particular offering with respect to eligible clients accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BlackRock to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, BlackRock may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BlackRock may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BlackRock or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BlackRock on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BlackRock clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Fund or other clients or funds for which BlackRock or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, BlackRock may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it could be beneficial to the Fund. Transactions effected by BlackRock on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BlackRock, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BlackRock, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover
While a Fund generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Fund management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund.
Dividends and Taxes
Dividends
Each Fund intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in each Fund’s prospectus. Each Fund will also distribute all net realized capital gains, if any, as set forth in such Fund’s prospectus. From time to time, a Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Fund has net income from certain foreign currency transactions, such income will be distributed at least annually.
For information concerning the manner in which dividends may be reinvested automatically in shares of each Fund, see “Shareholder Services — Automatic Dividend Reinvestment Plan.” Shareholders may also elect in writing to receive any such dividends in cash. Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends on front-end load shares, CDSC shares and Service Shares will be lower than the per share dividends on Institutional Shares as a result of the service, distribution and higher transfer agency fees applicable to CDSC shares, the service fees applicable to front-end load shares and Service Shares, and the service and distribution fees applicable to Class R Shares. Similarly, the per share dividends on CDSC shares and Class R Shares will be lower than the per share dividends on front-end load shares and Service Shares as a result of the distribution fees and higher transfer agency fees applicable to CDSC shares and the distribution fees applicable to Class R Shares, and the per share dividends on CDSC shares will be lower than the per share dividends on Class R Shares as a result of the higher distribution fees and higher transfer agency fees applicable to CDSC shares.
Taxes
Each Fund intends to continue to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its investment company taxable income and net realized capital gains that it distributes to its shareholders in years in which it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for the year. To qualify as a RIC, a Fund must meet certain requirements regarding the source of its income and the composition and diversification of its assets. See Part II, “Investment Risks and Considerations — Investment Restrictions (All Funds)” for a discussion of the asset diversification requirements. In the case of a Feeder Fund, such Fund may look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying the asset diversification requirement and various other requirements of the Code applicable to RICs.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. Although in general the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in the Fund being subject to state, local, or non-U.S. income, franchise or withholding tax liabilities.
Each Fund intends to distribute substantially all of such income and gains. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, notwithstanding the availability of certain relief provisions, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for taxation at a reduced tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, a Municipal Fund’s distributions derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest. Each Fund that is a series of a RIC that consists of multiple series is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one series of a RIC do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series. In the following discussion, the term “Fund” means each individual series, if applicable.
The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, as if the RIC’s taxable year ended on October 31, plus certain undistributed amounts from the previous years. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.
Net capital loss carryforwards may be applied against realized capital gains in each succeeding year, until they have been reduced to zero. In the event that the Fund were to experience an ownership change as defined under the Internal Revenue Code, the Fund’s loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular Federal income tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for Federal income tax purposes and short-term capital gains, such distributions will not constitute “qualified dividend income.” In addition, distributions that are derived from securities lending income, such as substitute dividend payments, will not constitute “qualified dividend income.”
A 3.8% tax is imposed on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates.
A Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not subject to the 90% distribution requirement for taxation as a RIC, described above. If a Fund retains net capital gain, it is subject to tax on that gain, and may designate the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who will be required to include in income, as long-term capital gain, their proportionate shares of such undistributed net capital gain, will be deemed to have paid and may claim as a credit against their Federal income tax liability (and as a refund to the extent it exceeds that liability) their proportionate shares of the tax paid by the Fund on that gain, and may increase the basis of their shares in the Fund by the excess of the amount included in income over the amount allowed as a credit against their taxes.
Distributions in excess of a Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of a holder’s shares and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Distributions in excess of a Fund’s minimum distribution requirements (or taxable income) but not in excess of a Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital. A Fund’s capital loss carryovers, if any, carried from taxable years beginning before 2011 do not reduce current earnings and profits even if such carryforwards reduce current year realized gains. In the case of a Fund with a non-calendar taxable year, a Fund’s earnings and profits are allocated first to distributions made on or before December 31 of the taxable year, and then to distributions made after December 31 of the taxable year. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared. In the case of a Fund with a non-calendar taxable year, if the Fund reports more capital gain dividends than it earns in such taxable year, then the Fund will reduce the amounts reported as capital gains. Where possible, such reduction will first be allocated to dividends made after December 31 of such taxable year. A Fund may elect to defer recognizing, until the following taxable year, certain net capital losses arising after October 31 of the current taxable year, and certain net ordinary losses arising after October 31 and/or December 31 of the current taxable year. This may have the effect of increasing the amount of dividends otherwise includible in the shareholder’s income with respect to the current taxable year.
No gain or loss will be recognized by Investor B or Investor B1 shareholders on the conversion of their Investor B Shares into Investor A Shares or Investor B1 Shares into Investor A1 Shares. A shareholder’s tax basis in the Investor A or Investor A1 Shares acquired upon conversion will be the same as the shareholder’s tax basis in the converted Investor B or Investor B1 Shares, and the holding period of the acquired Investor A or Investor A1 Shares will include the holding period for the converted Investor B or Investor B1 Shares.
If a shareholder of a Fund exercises an exchange privilege within 90 days of acquiring the shares of a Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.
A loss realized on a sale or exchange of shares of a Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
A Fund is also generally required by law to report to each shareholder and to the Internal Revenue Service (the “IRS”) cost basis information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. This information includes the adjusted cost basis of the shares, the gross proceeds from disposition, and whether the gain or loss is long-term or short-term. The adjusted cost basis of shares will be based on the default cost basis reporting method selected by the Fund, unless a shareholder, before the sale or redemption, informs the Fund that it has selected a different IRS-accepted method offered by the Fund. These requirements, however, will not apply for investments through an IRA or other tax-advantaged account. Shareholders should consult their tax advisors to determine the best cost basis method for their tax situation, and to obtain more information about how these new cost basis reporting requirements apply to them. For shares of a Fund acquired before January 1, 2012, these new requirements will not apply, but the Fund will continue to report to the IRS the gross proceeds received by a shareholder from the sale or redemption of such shares.
Certain Funds may invest in derivative contracts such as options, futures contracts, forward contracts and swap agreements. The federal income tax treatment of a derivative contract may not be as favorable as a direct investment in the underlying security and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, “section 1256 contracts” held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, certain other dates as prescribed under the Code) are generally “marked-to-market,” and unrealized gains or losses are treated as though they were realized, which may increase the amount that must be distributed to meet distribution requirements and avoid the excise tax. In addition, the tax treatment of certain derivative contracts, such as swap agreements, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. If such future guidance limits the Fund’s ability to use derivatives, the Fund may have to find other ways of achieving its investment objectives.
A provision added to the Code by the Dodd-Frank Wall Street Reform and Consumer Protection Act clarifies that certain swap agreements, including exchange-traded swap agreements, are treated as notional principal contracts rather than as section 1256 contracts. This can affect the type of income earned by such swap agreements. Although all of the income on a notional principal contract is ordinary income, only some of the income on a section 1256 contract is short-term capital gain, which is generally taxable at ordinary income rates. The rest is long-term capital gain, which may be taxable at more favorable rates than ordinary income. Recently proposed regulations interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.
Certain Funds may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.
Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens or foreign entities, with respect to taxable years of the RIC which begin before January 1, 2014, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, the Funds intend to report such dividends as interest-related dividends or short-term capital gain dividends. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related or short-term capital gain dividend. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as interest-related dividends or short-term capital gain dividends under these rules.
Distributions to certain foreign shareholders by a Fund at least 50% of whose assets are “U.S. real property interests,” as defined in the Code and Treasury regulations, to the extent the distributions are attributable to gains from sales or exchanges of U.S. real property interests (including certain REIT capital gain dividends and gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs, among other entities), generally must be treated by such foreign shareholders as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return. Unless extended by Congress, this “look-through” rule will only apply to a distribution after December 31, 2013, to the extent such distribution is attributable to a distribution to the Fund by a REIT. In addition, sales or redemptions of shares held by certain foreign shareholders in such a Fund may be subject to U.S. withholding tax and may require the foreign shareholder to file a U.S. federal income tax return.
Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2013, in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.
Legislation has been proposed to extend the expiration date for these provisions, but there can be no assurance at this time that such legislation will be enacted.
Shareholders that are nonresident aliens or foreign entities are urged to consult their own tax advisers concerning the particular tax consequences to them of an investment in a Fund.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 1, 2016, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders that fail to provide the required information, and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be non-corporate shareholders for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability, provided that the required information is timely forwarded to the IRS.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in any combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Dividends and interest received and capital gains realized by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund more than 50% by value of the assets of which at the close of a taxable year are foreign securities may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid by the Fund, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and certain tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Fund. In addition, a foreign tax credit may be claimed with respect to withholding tax on payments with respect to a security only if the holder of the security meets certain holding period requirements. Both the shareholder and the Fund must meet these holding period requirements, and if a Fund fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. Further, to the extent that a Fund engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. If a Fund satisfies the applicable requirements, such Fund will be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from a Fund’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A Fund will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.
Certain transactions entered into by the Funds are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to

RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Funds engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification from the special treatment afforded RICs under the Code.
A Fund that invests in commodities-linked instruments may take certain positions through a wholly-owned (or majority-owned), foreign subsidiary (the “Subsidiary”). Based on the anticipated structure and activities of the Subsidiary, it is expected that the Subsidiary will be a “controlled foreign corporation” and that all of its net income will be “subpart F income” for U.S. federal income tax purposes. If that is the case, the Fund will be required to report all of the Subsidiary’s net income as ordinary income regardless of whether that income would be treated differently (for example, as capital gain) at the Subsidiary level and regardless of whether that income is distributed to the Fund. (Previously taxed income will not, however, be taxable again when distributed). If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s other income. It is not expected that the Subsidiary will be subject to an entity level tax.
If a Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for Federal income tax purposes. A Fund may be subject to Federal income tax, and interest charges (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. However, a Fund may elect to “mark to market” at the end of each taxable year shares that it holds in PFICs. The election is made separately for each PFIC held and, once made, would be effective for all subsequent taxable years, unless revoked with consent from the IRS. Under this election, a Fund would recognize as ordinary income any increase in the value of its shares as of the close of the taxable year over their adjusted tax basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.
If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and PFIC losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
Municipal Funds
Each Municipal Fund intends to qualify to pay “exempt-interest dividends” as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to holders of all outstanding classes of its shares (together the “shareholders”). Exempt-interest dividends are dividends or any part thereof paid by a Fund that are attributable to interest on tax-exempt obligations and reported by the Fund as exempt-interest dividends. A Fund will allocate interest from tax-exempt obligations (as well as ordinary income, capital gains and tax preference items discussed below) among the Fund’s shareholders according to a method (that it believes is consistent with the Commission rule permitting the issuance and sale of multiple classes of shares) that is based upon the gross income that is allocable to each class of shareholders during the taxable year, or such other method as the IRS may prescribe.

Exempt-interest dividends will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by a Fund.
All or a portion of a Fund’s gains from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The alternative minimum tax applies to interest received on certain “PABs” issued after August 7, 1986. PABs are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. A Fund will purchase such “PABs” and will report to shareholders after the close of the calendar year-end the portion of the Fund’s dividends declared during the year that constitute an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.
Each Municipal Fund may engage in interest rate swap transactions. The Federal income tax rules governing the taxation of interest rate swaps are not entirely clear and may require a Fund to treat payments received under such arrangements as ordinary income and to amortize payments made under certain circumstances. Because payments received by a Fund in connection with swap transactions will be taxable rather than tax-exempt, they may result in increased taxable distributions to shareholders.
Please see Part I of your Fund’s Statement of Additional Information for certain state tax information relevant to an investment in BlackRock California Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock New York Municipal Bond Fund and BlackRock Pennsylvania Municipal Bond Fund, as well as information on economic conditions within each applicable state.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax.
Shareholders of each Fund are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Fund. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

In the case of a Feeder Fund, such Fund is entitled to look to the underlying assets of the Master Portfolio in which it has invested for purposes of satisfying various qualification requirements of the Code applicable to RICs. Each Master Portfolio is classified either as a partnership or a separate disregarded entity (depending on the particular Master Portfolio) for U.S. Federal income tax purposes. If applicable tax provisions were to change, then the Board of Directors of a Feeder Fund will determine, in its discretion, the appropriate course of action for the Feeder Fund. One possible course of action would be to withdraw the Feeder Fund’s investments from the Master Portfolio and to retain an investment manager to manage the Feeder Fund’s assets in accordance with the investment policies applicable to the Feeder Fund.
The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed in this discussion, and any such changes or decisions may have a retroactive effect.
An investment in a Fund may have consequences under state, local or foreign tax law, about which investors should consult their tax advisors.
Performance Data
From time to time a Fund may include its average annual total return and other total return data, and, if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Fund’s historical performance and is not intended to indicate future performance. Average annual total return is determined separately for each class of shares in accordance with a formula specified by the Commission.
Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares, and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares, but does not take into account taxes payable on dividends or on redemption.
Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge, in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal Federal individual income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each dividend. The taxable amount and tax character of each dividend are specified by each Fund on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.
Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of front-end load shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of CDSC shares and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal Federal individual income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character (including eligibility for the maximum 20% tax rate applicable to qualified dividend income) of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.
A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted in Part I of each Fund’s Statement of Additional Information. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.
Yield quotations will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and adding the result to that part, if any, of the Fund’s yield that is not tax-exempt.
A Fund’s total return will vary depending on market conditions, the securities comprising a Fund’s portfolio, a Fund’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in a Fund will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.
In order to reflect the reduced sales charges in the case of front-end load shares or the waiver of the CDSC in the case of CDSC shares applicable to certain investors, as described under “Purchase of Shares” and “Redemption of Shares,” respectively, the total return data quoted by a Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC waiver and, therefore, may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.
On occasion, a Fund may compare its performance to, among other things, the Fund’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper Inc., Morningstar, Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Fund may refer to various statistical measures derived from the historical performance of a Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Fund’s relative performance for any future period. In addition, from time to time a Fund may include the Fund’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Fund may quote in advertisements or other materials other applicable measures of Fund performance and may also make reference to awards that may be given to the Manager. Certain Funds may also compare their performance to composite indices developed by Fund management.
A Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

Proxy Voting Policies and Procedures
The Board of Directors of the Funds has delegated the voting of proxies for the Funds’ securities to the Manager pursuant to the Manager’s proxy voting guidelines. Under these guidelines, the Manager will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Manager, or any affiliated person of the Fund or the Manager, on the other. The Manager maintains policies and procedures that are designed to prevent undue influence on the Manager’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and the Manager, the Manager’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of the Manager’s Corporate Governance Group from the Manager’s employees with sales and client responsibilities. In addition, the Manager maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to the Manager’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. A copy of the Funds’ Proxy Voting Policies is attached as Appendix B.
Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.
General Information
Description of Shares
Shareholders of a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors and generally on other matters submitted to the vote of shareholders of the Fund. Shareholders of a class that bears distribution and/or service expenses have exclusive voting rights with respect to matters relating to such distribution and service expenditures (except that Investor B and Investor B1 shareholders may vote upon any material changes to such expenses charged under the Investor A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of a Fund, in which event the holders of the remaining shares would be unable to elect any person as a Director.
No Fund intends to hold annual meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Directors; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in each Fund’s Prospectus. Each share of each class of Common Stock is entitled to participate equally in dividends and distributions declared by a Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities.
For Funds organized as Maryland corporations, the by-laws of the Fund require that a special meeting of shareholders be held upon the written request of a minimum percentage of the outstanding shares of the Fund entitled to vote at such meeting, if they comply with applicable Maryland law.
Certain of the Funds are organized as “Massachusetts business trusts.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust establishing a trust, a copy of which for each applicable Fund, together with all amendments thereto (the “Declaration of Trust”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of the trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust also provides that a trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.
Certain Funds are organized as Delaware statutory trusts.
See “Additional Information — Description of Shares” in Part I of each Fund’s Statement of Additional Information for additional capital stock information for your Fund.

Additional Information
Under a separate agreement, BlackRock has granted certain Funds the right to use the “BlackRock” name and has reserved the right to, (i) withdraw its consent to the use of such name by a Fund if the Fund ceases to retain BlackRock Advisors, LLC or BlackRock Fund Advisors, as applicable, as investment adviser and (ii) to grant the use of such name to any other company.
See “Additional Information — Principal Shareholders” in Part I of each Fund’s Statement of Additional Information for information on the holders of 5% or more of any class of shares of your Fund.

APPENDIX A
DESCRIPTION OF BOND RATINGS
A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.
Description of Moody’s Long-Term Obligation Ratings
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Hybrid Indicator (hyb)
The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of Short-Term Obligation Ratings
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s US Municipal Short-Term Obligation Ratings
The Municipal Investment Grade (“MIG”) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels — MIG 1 through MIG 3 — while speculative grade short-term obligations are designated SG.
MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Description of Moody’s Demand Obligation Ratings
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.
VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Description of Standard & Poor’s, a Division of McGraw-Hill Financial (“Standard & Poor’s”), Issue Credit Ratings
A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:
•	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Long-Term Issue Credit Ratings*
AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB B CCC CC C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.
C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR	This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Short-Term Issue Credit Ratings
A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.
C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Description of Standard & Poor’s Municipal Short-Term Note Ratings
A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Standard & Poor’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3	Speculative capacity to pay principal and interest.
Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales
Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.
Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).
In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.
Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales
Fitch long-term obligations rating scales are as follows:
AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA	Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A	High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. ‘B’ ratings indicate that material credit risk is present.
CCC	‘CCC’ ratings indicate that substantial credit risk is present.
CC	‘CC’ ratings indicate very high levels of credit risk.
C	‘C’ ratings indicate exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.
Description of Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:
F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C	High short-term default risk. Default is a real possibility.
RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B
BlackRock U.S. Registered Funds
Proxy Voting Policy
Procedures Governing Delegation of Proxy Voting to Fund Adviser
July 1, 2011
Revised May 9, 2012

I. INTRODUCTION
The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds other than the iShares Funds1 (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. Individual series of the Funds may be specifically excluded from this Policy by the Directors by virtue of the adoption of alternative proxy voting policy for such series. The Directors have authorized BlackRock to utilize unaffiliated third-parties as its agents to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.
BlackRock has adopted guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s corporate governance committee structure (the “Committee”), oversees the proxy voting function on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.
BlackRock votes (or refrains from voting) proxies for each Fund in a manner that BlackRock, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BlackRock may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, BlackRock believes that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.
BlackRock will normally vote on specific proxy issues in accordance with BlackRock’s proxy voting guidelines. BlackRock’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BlackRock may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BlackRock votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates. When voting proxies, BlackRock attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets.
II. PROXY VOTING POLICIES
A. Boards of Directors
The Funds generally support the board’s nominees in the election of directors and generally support proposals that strengthen the independence of boards of directors. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of

1
The U.S. iShares Funds have adopted a separate Proxy Voting Policy.

responsible, qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of the company issuing the proxy or other companies, or other factors to the extent deemed relevant by the Committee.
B. Auditors
These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that BlackRock will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of the company issuing the proxy or other companies, to the extent deemed relevant.
C. Compensation and Benefits
These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported.
D. Capital Structure
These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that BlackRock will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.
E. Corporate Charter and By-Laws
These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws. As a general matter, the Funds generally vote against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.
F. Environmental and Social Issues
These are shareholder proposals addressing either corporate social and environmental policies or requesting specific reporting on these issues. The Funds generally do not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer. BlackRock seeks to make proxy voting decisions in the manner most likely to protect and promote the long-term economic value of the securities held in client accounts. We intend to support economically advantageous corporate practices while leaving direct oversight of company management and strategy to boards of directors. We seek to avoid micromanagement of companies, as we believe that a company’s board of directors is best positioned to represent shareholders and oversee management on shareholders behalf. Issues of corporate social and environmental responsibility are evaluated on a case-by-case basis within this framework.
III. CONFLICTS MANAGEMENT
BlackRock maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, from having undue influence on BlackRock’s proxy voting activity. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary’s determination.

IV. REPORTS TO THE BOARD
BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

APPENDIX C
ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA
Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, developments in municipal bankruptcies and the national and international markets for products produced in California, could have an adverse impact on the financial condition of California and its political subdivisions. It is not possible to predict whether and to what extent those factors may affect the financial condition of California and its political subdivisions.
The following summary is based upon the most recent publicly available budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the California Fund nor its legal counsel has independently verified this information.
Overview
The State, like the rest of the nation, has been slowly emerging from the most significant economic downturn since the Great Depression. Although the State labor market conditions have improved since the depths of the recession, the State’s unemployment rate, at 7.4 percent in June 2014, was approximately 1.3 percent higher than the national average of 6.1 percent.
The California economy is experiencing a gradual and broadening recovery from the recent recession. California has nonetheless faced serious budgetary problems in the past as a result of previous structural imbalances between State revenues and expenditures. A decline in the State Treasury General Fund (the “General Fund”) revenue, which fell more than 18 percent in fiscal year 2009-10 from the height in fiscal year 2007-08, contributed to multi-billion dollar deficits in prior years. However, with the approval by the voters in November 2012 of a seven-year personal income tax increase and a four-year sales tax increase (collectively known as “Proposition 30”), the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the State’s Legislative Analyst’s Office (the “LAO”) reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported that the State’s budgetary condition in November 2013 was stronger than at any point in the past decade and that the State no longer had a structural imbalance in its budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
The adopted State budget for fiscal year 2014-15 (the “2014-15 Budget Act”), which began with a surplus of approximately $2.9 billion at June 30, 2014, was projected to leave a fiscal year-end reserve of approximately $449 million at June 30, 2015. The projected budget demonstrates continued improvement in the State’s fiscal condition. If the results are realized, the 2014-15 Budget will represent the third consecutive balanced budget, in stark contrast to the multi-billion dollar deficits preceding this period.
Many local government agencies, however, continue to face budget constraints due to limited taxing powers and a weakened economy, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon the State as well as many local jurisdictions, and have been the principal cause of several well-publicized municipal bankruptcy filings.
Economic Factors
California is by far the most populous state in the nation, almost 50 percent larger than Texas, the second-ranked state, according to the 2010 U.S. Census. The 2013 estimate of the State’s population is 38.3 million, which represents over 12 percent of the total United States population.
California’ s economy, the largest among the 50 states and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.
California’ s unemployment rate increased from 6.1 percent at the start of 2008 to a high of 12.5 percent in the last four months of 2010. The rate has improved thereafter with the State’s unemployment falling to 7.4 percent in

June 2014. However, the State’s unemployment rate remains higher than the United States unemployment rate, which was 6.1 percent for June 2014.
State personal income declined by 2.8 percent in 2009 from the previous year due to the large toll of lost jobs during the recession. This was the State’s first decline in personal income on a year-over-year basis since 1938. However, the State has made substantial gains since 2009. Total state personal income increased from the previous year by approximately 6.6 percent, 5.0 percent and 2.8 percent in 2011, 2012 and 2013, respectively. In 2012, State personal income surpassed pre-recession, 2008 levels.
In 2009, taxable sales were down nearly 15 percent from the prior year and down nearly 20 percent from the peak reached in 2007. Still, substantial gains in taxable sales have occurred since 2009. Taxable sales increased from the previous year by approximately 4.3 percent and 9.1 percent in 2010 and 2011, respectively. Taxable sales during 2012 further increased approximately 7.2 percent from the previous year, recovering to approximately 99.4 percent of taxable sales in 2008. The Department of Finance estimated that taxable sales increased approximately 5.8 percent in 2013.
The Statewide median price for existing single-family homes decreased more than 6 percent from 2010 to 2011, bringing the average median price to approximately $300,000. In May 2014, this number had increased to $465,960, which was an increase of approximately 11.7 percent from a year earlier. Still, this median price is significantly lower than the 2007 annual median price of $560,270.
In calendar years 2010, 2011 and 2012, the State had the third, fourth and sixth highest rate of foreclosure in the United States, respectively, with foreclosure filings at nearly twice the national rate for each such year. However, foreclosure activity in 2013 in California decreased from 2012 by 60 percent, lowering the State’s foreclosure ranking outside of the ten highest in the nation.
Home building permitting, which suffered a long, steady decline from calendar years 2006 through 2009, increased from the prior year approximately 22.9 percent, 5.2 percent and 23.1 percent in 2010, 2011 and 2012, respectively. California issued 83,000 residential building permits in 2013, representing 42.6 percent more than were issued in 2012, but only 39 percent of the 213,000 permits that were issued in 2004.
Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues
Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the more significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.
Limitation on Property Taxes. Certain California debt obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).
Taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.
Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.
Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental units to give two-thirds approval to levy certain taxes. For further discussion on Proposition 13, see “Local Governments—Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “—Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.
Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “—Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.
Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.
In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.
Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the State Legislature prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. Finally, Proposition 26 applies retroactively to any measures passed on or after January 1, 2010. Thus, any tax or fee that was adopted after January 1, 2010 with a majority vote that would have required a two-thirds vote were Proposition 26 in place, was repealed on November 2, 2011, unless readopted by the necessary two-thirds vote.
Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.
Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.
The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units.

“ Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges.
With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The Department of Finance estimated that, as of January 2014, the State was $10.8 billion under the limit in fiscal year 2012-13 and projected the State would be approximately $14.6 billion and $10.8 billion under its limit in fiscal years 2013-14 and 2014-15, respectively.
Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of General Fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, General Fund revenues fall short of the projections on which the original appropriations to schools were made. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.
Obligations of the State
The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.
Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Since 2006, the voters and/or the State Legislature have authorized a significant amount of new general obligation bonds, lease revenue bonds and other General Fund-supported debt. From July 1, 2006 to February 1, 2014, the State aggregate principal amount of outstanding obligations primarily supported by the General Fund rose from $44.8 billion to approximately $85.4 billion. This outstanding debt consists of approximately $75.2 billion of general obligation bonds and approximately $10.2 billion of lease-revenue bonds. Moreover, as of February 1, 2014, the State had approximately $33.5 billion of authorized and unissued General Fund-supported general obligation bonds ($27.6 billion) and lease revenue bonds ($5.9 billion). In addition, a ballot measure is scheduled to be submitted to the voters in November 2014 (rescheduled from 2012) authorizing an additional $11.1 billion of general obligation bonds, principally to enhance the State’s water supply system.
Based upon estimates included in the May revision to the Governor’s proposed 2014-15 State budget, debt service on General Fund-supported general obligation bonds and lease-revenue debt is estimated to equal approximately $5.8 billion, or 5.5 percent of General Fund revenues in fiscal year 2014-15. This debt service cost is net of reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.”
Future Bond Issuance Plans. As the State had $33.5 billion of authorized but unissued General Fund-supported debt as of February 1, 2014, the issuance of General Fund-supported debt, primarily general obligation bonds, is likely to increase in coming years. Based upon estimates from the Department of Finance, approximately $5.9 billion of such obligations will be issued in calendar year 2014. However, the exact amount that may be issued will depend on market conditions, budget priorities, the ratings of State bonds and other factors. See “Bond Ratings” below.
Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. The State issued $10 billion of revenue anticipation notes for fiscal year 2012-13 and $5.5 billion of revenue anticipation notes for fiscal year 2013-14, all of which have been repaid. It is likely that the issuance of revenue anticipation notes will recur in future fiscal years.
The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature defers various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s. For more information regarding the State’s recent cash management programs, see “Recent Financial Results” below.
Obligations of State Agencies
A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. As of December 31, 2013, the State Department of Water Resources had approximately $8.8 billion of outstanding revenue bonds secured by power and water users, and the California Housing Finance Agency had approximately $4.4 billion of outstanding revenue bonds secured by mortgage loans made for single family and multi-family housing units. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with over $14.6 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2013. None of these revenue bonds are backed by the State’s faith and credit or taxing power.
Recent Financial Results
Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. Based on the 2014-15 Budget Act, these sources are expected to contribute approximately 65.6 percent, 22.2 percent and 8.3 percent, respectively, of total General Fund revenues and transfers in fiscal year 2014-15. The State’s personal income tax structure is highly progressive, with the top 1 percent of taxpayers paying approximately 41.1 percent of the total personal income tax in tax year 2011. The personal income tax has been made even more progressive with the passage of Proposition 30, which imposed additional taxes on earnings over $250,000 (retroactive to calendar 2012), resulting in an income tax of 12.3% on earnings over $1 million. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. Higher-than-expected capital gains revenue in 2013 increased the estimated year-end reserve at June 30, 2014 to $2.9 billion from the $1.1 billion projected in the 2013-14 Budget Act.
Sales and use taxes and corporation taxes are subject to economic fluctuations as well, and have also been adversely affected during the State’s recovery from the recent recession. Moreover, compared to the rest of the nation, California relies less on a relatively stable revenue source, the property tax, because of Proposition 13.
The State is required to maintain a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Due to recurring cash flow shortfalls, the SFEU was in deficit of $3.9 billion, as of June 30, 2011 and $3.6 billion as of June 30, 2012. The 2013-14 Budget Act estimated an SFEU balance of $254 million as of June 30, 2013 and projected an SFEU balance of approximately $1.1 billion as of June 30, 2014. However, the estimated in the 2014-15 Budget Act was approximately $2.9 billion as of June 30, 2014, largely due to higher than expected capital gains tax revenue in 2013. The 2014-15 Budget Act projects an SFEU balance of approximately $449 million as of June 30, 2015. See “2014-15 Budget Act—General Fund Budget Summary” below.
The sharp drop in revenues and the recurring use of flawed budget assumptions in previous fiscal years resulted in a significant depletion of cash resources to pay the State’s obligations. In order to meet its General Fund obligations, the State resorted to long-term budgetary borrowings. By February 2009, the State was forced to defer certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. In July 2009, the State’s cash resources had dwindled so far that the State Controller began to issue IOUs for certain lower priority obligations. This issuance was only the second time the State has issued IOUs since the 1930s.
In order to address the State’s cash flow emergency in calendar years 2009 and 2010, Governor Schwarzenegger ordered layoffs and unpaid furloughs of State employees.
The State entered fiscal year 2010-11 without a State budget for the 19th time in 25 years, which prompted the State Controller to withhold $6.7 billion in payments from the General Fund to, among other payees, private businesses that contract with the State, school districts for categorical programs such as special education and remedial summer school, community colleges, local governments and other agencies. Once the 2010-11 Budget Act was enacted, however, the State was able to meet its obligations through short-term borrowings.
The last four budget acts were each enacted timely. Further, with the approval by the voters of Proposition 30 in November 2012, the State significantly improved its general fiscal condition. As a result of the passage of Proposition 30 and other measures taken by the administration, the LAO reported in January 2013 that the State had reached a point where its underlying expenditures and revenues are roughly in balance. The LAO further reported in November 2013 that the State’s budgetary condition was stronger at that time than at any point in the past decade and that there is no longer a structural imbalance in the State’s budget. See “The State Budget—Constraints on the State Budget—Proposition 30” below.
Proposition 98 and K-14 Funding
Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”). The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. The 2014-15 Budget Act provides approximately 41 percent of General Fund revenues in fiscal year 2014-15 for K-14 programs covered by the Proposition 98 Guarantee. For fiscal year 2014-15, the Proposition 98 Guarantee is $60.9 billion, of which $44.5 billion is payable from the General Fund. This Proposition 98 Guarantee level is an increase of $5.6 billion over the 2013-14 Budget Act level. This Proposition 98 Guarantee level reflects an increase of more than $4.7 billion in General Fund revenues in fiscal year 2014-15 from the prior fiscal year, and the adjustment of the Proposition 98 Guarantee for revenue and program shifts. The Proposition 98 guarantee includes a portion of revenue from the tax increases reflected in Proposition 30 and Proposition 39. In prior years, the State Legislature has approved deferrals of the Proposition 98 Guarantee to satisfy budget shortfalls. The 2014-15 Budget Act repays approximately $4.7 billion of such deferred Proposition 98 payments to schools and community colleges. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Dedication of General Fund Revenues to Schools” above.
State and Local Pension and Post Retirement Liabilities
State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the economic downturn and currently have substantial unfunded liabilities which will require increased contributions from the General Fund in future years. In fiscal year 2014-15, General Fund contributions to CalPERS and CalSTRS are estimated to be approximately $2.7 billion and 1.5 billion, respectively. The combined contributions represent approximately 3.0 percent of all General Fund expenditures for fiscal year 2014-15. The State also provides other post-employment health care and dental benefits to state to its employees and certain of their spouses and dependants (hereinafter referred to as “OPEB”), which utilize a “pay-as-you-go” funding policy. In fiscal year 2014-15, General Fund contributions to OPEB are estimated to be approximately $1.56 billion or 1.4 percent of the total General Fund expenditures.
The most recent actuarial valuation released by the CalPERS Board showed, as of June 30, 2012, an accrued unfunded liability allocable to state employees (excluding judges and elected officials) of $28.2 billion on an actuarial value of assets (“AVA”) basis and $45.5 billion on a market value of assets (“MVA”) basis. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2013 at $73.7 billion on an AVA basis, and $74.4 billion on an MVA basis. The State’s most recent OPEB actuarial accrued liability report estimated an approximately $64.6 billion unfunded actuarial accrued liability as of June 30, 2013.
The recent economic downturn has called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. Prior to 2012, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. However, at meetings in February 2012 and March 2012, the CalSTRS Board and the CalPERS Board, respectively, voted to lower the investment earnings assumption to 7.50 percent (a reduction of 0.25 percent) commencing for actuarial valuations dated June 30, 2011.

These assumption changes resulted in significant increases in unfunded liability. The assumption changes also increased retirement contributions for many local agencies which contract with CalPERS to manage their pension programs.
Recent CalPERS and CalSTRS investment returns have exceeded the assumed rate of return. On July 15, 2013, CalPERS reported a 12.5 percent return on investments for the twelve months ended June 30, 2013, and CalSTRS reported a 13.8 percent return on investments for the same period. There can be no assurance that this type of performance will continue.
In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. These new policies are projected to increase required State and local contributions. It is possible that, in the future, the State will be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In February 2014, the Governor urged the CalPERS President to address the increase in life expectancy (2.1 years for men; 1.6 years for women) and to fully phase in the resulting increased costs (of approximately $1.2 billion per year) to CalPERS within 3 years. In April 2014, CalPERS adopted a new annual state contribution rate of $4.3 billion, an increase of more than $450 million. Further, the State’s credit ratings may be affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.
The 2014-15 Budget Act includes a plan to fully fund CalSTRS in about 30 years, with $59.1 million in additional General Fund contributions going to CalSTRS in fiscal year 2014-15.
Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit liabilities. The credit ratings, and even solvency of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities, Vallejo, Stockton and San Bernardino, entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligation, and their respective obligations to CalPERS have proven to be a pivotal reason for their insolvency. Other cities (including other cities that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. Recently, a federal bankruptcy court has suggested that CalPERS contracts may be subject to adjustment in bankruptcy. Any definitive ruling might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. There can be no assurance that the fiscal stress and cash pressures currently facing the State and its localities will not continue or become more difficult, particularly if the economic recovery falters.
Pension Reform. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on the State and local basis. In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase current employee contributions. Provisions in the reform legislation affecting the CalSTRS system do not change the State’s statutory contribution rate and will not likely have a material effect on State contributions in the short term, although a Senate Concurrent Resolution approved by both houses in August 2012 declares legislative intent to adopt measures during the 2013-14 legislative session to address the long-term funding needs of CalSTRS.
The Legislative Analyst’s Office (LAO)’s analysis of PEPRA concluded that the legislation would have little or no effect on State finances in fiscal year 2012-13. Further, in a preliminary actuarial analysis of PEPRA, CalPERS projected total savings to the State of between $10.3 billion and $12.6 billion over the next 30 years due primarily to increased employee contributions and, as the workforce turns over, lower benefit formulas that will gradually reduce normal costs. Total savings to the State and local governments combined have been reported at between $40 billion and $60 billion over the next 30 years. Costs for OPEB are not addressed in PEPRA.

There are many other bills (which could impact the General Fund) passed by the State Legislature in the recent legislative session which remain under consideration by the Governor. However, California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief.
The State Budget
Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government for the upcoming fiscal year (the “Budget Act”). The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that has only been met 12 times in the last three decades. However, the enactment of Proposition 25 has apparently made it easier for the State to meet its constitutional requirements. The Legislature approved and Governor Brown signed the past four Budget Acts before the start of each such fiscal year.
Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.
Balanced Budget Amendment. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.
Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed.
Proposition 58 also established the Budget Stabilization Account (the “BSA”), a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. The Governor suspended the annual transfer of money from the General Fund to the BSA every year since 2007. The BSA is currently unfunded due to withdrawals and defundings in recent years. However, the 2014-15 Budget Act deposits approximately $1.6 billion in fiscal year 2014-15. The Governor also proposed, and the Legislature placed on the November ballot, a constitutional amendment intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of revenues.
Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.
State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010” (“Proposition 22”), in November 2010, significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.
In addition, Proposition 22 prohibits the State Legislature, among other things, from taking or reallocating money raised by local governments for local purposes, from making changes in the allocation of property taxes among local governments designed to aid State finances, from using State fuel tax revenues to pay debt service on State transportation bonds, from borrowing or changing the distribution of State fuel tax revenues, and from using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it has in recent fiscal years, will reduce the State’s flexibility in reaching budget solutions in the future.
Proposition 30. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (also known as “Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” herein.
Proposition 30 also constitutionally guarantees that 1.0625 percent of the sales tax rate is dedicated to the cost of the realignment of certain defined public safety services programs from the State to the counties and excludes this amount for purposes of calculating the Proposition 98 Guarantee. For further information regarding the realignment of services to local governments, see “Local Governments—Realigning Services to Local Governments” below.
The LAO has projected that Proposition 30 will result in an average annual State revenue gain of $6.0 billion per year from fiscal years 2012-13 through 2016-17, and approximately $5.4 billion in fiscal 2017-18 and $2.2 billion in fiscal year 2018-19. The Governor projects that if his policies remain in effect and revenues continue to increase as projected, $11.8 billion of approximately $24.9 billion of budgetary borrowings and deferrals incurred prior to 2011 and outstanding as of June 30, 2014 will be repaid in fiscal year 2014-15, with the remainder fully eliminated by the end of fiscal year 2017-18. There can be no assurance that a further deterioration in State revenues and/or increases in State expenditures in current or future fiscal years will allow the State to retire these borrowings as projected by the Governor.
The California Clean Energy Jobs Act. On November 6, 2012, voters approved The California Clean Energy Jobs Act (“Proposition 39”), which, among other things, dedicates up to $550 million annually for five years to clean energy projects out of an expected $1 billion annual increase in corporate tax revenue due to the reversal of a provision adopted in 2009 that gave corporations an option as to how to calculate their State income tax liability. However, there can be no assurance that the State will realize the expected increase in corporate tax revenue.
2014-15 Budget Act
General. On June 15, 2014, the Legislature approved the Governor’s proposed State budget for fiscal year 2014-15 (“2014-15 Budget Act”). The 2014-15 Budget Act reflects continued improvement in the State’s finances (resulting in significant part from the enhanced revenues from Proposition 30) and high capital gains revenues in 2013. The 2014-15 Budget Act assumes a modest operating surplus at the end of fiscal year 2014-15, and includes the first deposit into the BSA since 2007.
The 2014-15 Budget Act includes annual funding increases for public higher education, as well as funding to continue implementation of the federal Affordable Care Act that was enacted on March 23, 2011.
In its January 13, 2014 report on the 2014-15 Governor’s Budget, the Legislative Analyst’s Office (the “LAO”) recognized that recent, sharp increases in personal income tax collections have significantly improved the State’s budget condition, and that the 2014-15 Governor’s Budget would place California “on an even stronger fiscal footing, continuing California’s budgetary progress.” The LAO commented that the Governor’s focus on debt repayment is a prudent one, that the Governor’s BSA proposal has the right goals, and that the Governor’s overall Proposition 98 spending plan is reasonable. Nonetheless, the LAO provided its additional recommendations to address the huge unfunded liabilities associated with the teachers’ retirement system (CalSTRS) and State retiree benefits, including setting aside additional money for CalSTRS.

General Fund Budget Summary. A summary of the condition of the State’s General Fund, as projected in the 2013-14 Budget Act is set forth below:
	2014-15 Budget Act General Fund Condition (Dollars in Millions)		Percent Change from Actual 2013-14
	Actual 2013-14	Adopted 2013-14
Prior-year General Fund balance	$ 2,429	$ 3,903
Revenues and transfers	102,185	105,488	3.2%
Total resources available	$104,614	$109,391
Expenditures	(100,711)	(107,987)	7.2%
Ending General Fund balance	$ 3,903	$ 1,404
Encumbrances	$ (955)	$ (955)
Reserve[1]	$ 2,943	$ 449
Budget Stabilization Account		$1,606

[1]	Reflects the administration’s projection of the balance in the SFEU.
Future Budgets
The State’s ability to balance its budget going forward may be affected by budget pressures, including particularly potential significant increases in required State contributions to pension funds or other post-employment benefits, increased debt service payments, potential adverse decisions in litigation, and deferred obligations to schools and local governments.
Pending Litigation
There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.
Bond Ratings
As of July 1, 2014, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):
Moody’s	S&P	Fitch
A3	A	A

These ratings are among the lowest of all of the 50 states. These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local agencies of the State.
Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.
Additional Information
Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.treasurer.ca.gov.
Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The

State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year– in January, May and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.
Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.
Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance ().
None of the information on the above websites is incorporated herein by reference.
Local Governments
General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.
Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.
To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools.
Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees, as a result of generous retirements benefits granted during prior economic boom times. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above. At the same time that local governments are facing rising labor and benefit costs, local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Further, the major sources of revenues for local government, property taxes and sales taxes, as well as fees based on real estate development have all been adversely impacted by the recent economic recession. As a consequence, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.
Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitation on Property Taxes” above.
Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues—Limitations on Other Taxes, Fees and Charges” above.
In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.
Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A in 2004 and Proposition 22 in 2010 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget—Constraints on the Budget Process—State-Local Fiscal Relations” above.
Realigning Services to Local Governments. The 2011-12 Budget Act contained a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, a total of $6.3 billion in fiscal year 2011-12 was, and ongoing funds for such programs thereafter are and will be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKS. Consequently, local governments, particularly counties, bear an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. The State expects that during fiscal year 2014-15, the State will transfer approximately $6.3 billion in sales tax revenues and $446 million in vehicle license fee revenue to local governments under the realignment plan.
Obligations of Other Issuers
Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity.
California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. Although litigation is brought from time to time that challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August 1998 which reconfirmed the legality of these financing methods.
Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State has regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.
In late-December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that would eliminate redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.
The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. In addition, the passage of “clean-up” legislation has clarified many outstanding issues relating to the implementation of the legislation, and in particular the mechanics of assuring the payment of outstanding tax allocation obligations. Consequently, tax allocation bonds and other obligations continue to be paid in accordance with their terms, although many of these bonds continue to experience financial stress due to the decline in tax increment revenues as a result of the continuing mortgage crisis. Also, many jurisdictions (largely cities) with redevelopment agencies subsidized their general fund operations through the use of tax increment revenues. Consequently, the dissolution of redevelopment agencies and the reallocation of tax increment revenue to other taxing entities has resulted in additional fiscal stress for many of these local jurisdictions. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local taxing entities may provide some relief to the State as well as the local taxing entities.
Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers—Other Issuers of California Debt Obligations” above.
Other Factors
Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.
Health Care Reform. The federal Affordable Care Act (the “ACA”) may result in a significant net increase in General Fund program costs in the current and subsequent fiscal years. The net impact of the ACA on the General Fund will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums and savings resulting from the ACA as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange starting in 2014. The 2014-15 Budget Act includes funding of $136.7 billion for all Health and Human Services Agency programs, $18.7 billion higher than the estimates provided in January 2014 in the Governor’s proposed budget. The increase is largely due to an additional 825,000 individuals who will receive Medi-Cal benefits as a result of the ACA. The 2013-14 State Budget implemented the ACA’s optional expansion to include adults up to 138 percent of the federal poverty level. Under the ACA, the federal government has promised initially to pay for 100 percent of the cost of benefits for newly eligible individuals served under this optional expansion; federal funding will gradually decrease to 90 percent by 2020. Other costs will be shared 50-50, with the State’s estimated share of these other costs being approximately $1.7 billion ($766 million from the General Fund) for fiscal year 2014-15. In April 2014, the State indicated in disclosure in an official statement that health care reform will result in a significant net increase of General Fund program costs going forward. The full extent of the impact will depend on a variety of factors, including levels of individual and employer participation, changes in insurance premiums, and expected savings from the reform as beneficiaries in current State-only programs receive coverage through Medi-Cal or the California Health Benefit Exchange.
Federal Government Shutdown. The shutdown of the federal government for 16 days in October 2013 may have had a negative economic impact on the State; however, the full scope is not yet known. Such an event may occur during the current fiscal year or in future fiscal years. Congress may fail to extend the federal debt limit as necessary in the future. Such a failure may have a material impact on the State.
ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY
The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon publicly available offering statements relating to debt offerings of state and local issuers and other demographic information; however, it has not been updated nor will it be updated during the year. The New Jersey Fund nor its counsel has independently verified this information.
New Jersey (sometimes referred to herein as the “State”) operates on a fiscal year beginning July 1 and ending June 30. For example, “Fiscal Year 2015” refers to the State’s fiscal year beginning July 1, 2014 and ending June 30, 2015.

Most Direct State Services, which support the normal operations of State government, are financed through governmental funds. The State’s governmental funds are the General Fund, the Property Tax Relief Fund, the Special Revenue Funds, and the Capital Projects Funds. These funds are reported using the modified accrual basis of accounting, which measures cash and all other financial assets that can readily be converted to cash.
The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The State Legislature enacts an appropriations act on an annual basis which provides the basic framework for the operation of the General Fund.
The State’s undesignated General Fund balance at year end for fiscal year 2011 was $864.1 million, for fiscal year 2012 was $441.4 million, and for fiscal year 2013 was $301.4 million. For fiscal years 2014 and 2015, the balance in the undesignated General Fund is estimated to be $300.7 and $312.7 million, respectively. The undesignated General Fund balances are available for appropriation in succeeding fiscal years. There have been positive undesignated General Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947.
The Property Tax Relief Fund is used to account for revenues from the New Jersey Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax that is constitutionally dedicated toward property tax reform. Revenues realized from the Gross Income Tax and derived from a tax rate of 0.5% imposed under the Sales and Use Tax are dedicated by the State Constitution. All receipts from taxes levied pursuant to the New Jersey Gross Income Tax on personal income of individuals, estates, and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes. Annual appropriations are made from the Fund, pursuant to formulas established by the State Legislature, to counties, municipalities and school districts. The Property Tax Relief Fund was established by the New Jersey Gross Income Tax Act, N.J.S.A. 54A:9-25, approved July 8, 1976.
A special account designated as the “Property Tax Reform Account” was created in the Property Tax Relief Fund pursuant to an amendment to Article VIII, Section 1, para. 7 of the State Constitution approved by the voters on November 7, 2006. The amendment provides that there shall be annually credited from the General Fund and placed in the Property Tax Reform Account an amount equal to the annual revenue derived from a tax rate of 0.5% imposed under the “Sales and Use Tax Act,” L. 1966, c. 30 (C.54:32B-1 et seq.), as amended and supplemented, or any other subsequent law of similar effect. The State Constitution provides that the State Legislature shall annually appropriate such amount exclusively for the purpose of property tax reform.
Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.
Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities.
Proprietary Funds are used to account for State business-type activities. Since these funds charge fees to external users, they are known as enterprise funds.
Fiduciary Funds, which include State pension funds, are used to account for resources held by the State for the benefit of parties outside of State government. Unlike other government funds, fiduciary funds are reported using the accrual basis of accounting.
Component Units-Authorities account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. Component Units-Colleges and Universities account for the operations of the eleven State colleges and universities including their foundations and associations.
According to information released by the New Jersey Department of Labor and Workforce Development on March 17, 2014, payroll employment in 2013 averaged 1.2% higher than in 2012. The 2013 increase in payroll employment in the State was six-tenths of a percentage point lower than the national increase in payroll employment. The State’s increase ranked thirty-first among the fifty states.
The State’s level of payroll employment as of February 2014 was 3.929 million, which was 0.1% (+4600) higher than the level of payroll employment as of February 2013. The increase in payroll employment during this period was

1.5 percentage points lower than the national rate of increase in payroll employment, and ranked 47th in the nation. During the twelve month period ending in February 2014, jobs were created in professional and business services (+12,800), trade, transportation, and utilities (+11,000), education and health services (+4,900), and manufacturing (+400), while jobs were lost in leisure and hospitality (-8,600), the public sector (-5,800), financial activities (-4,200), construction (-2,800), and information (-1,900).
The State’s unemployment rate declined from 8.8% in February 2013 to 7.1% in February 2014. The decline in the unemployment rate reflects a decline in the labor force participation rate, resulting in a decline in the State’s labor force. This decline in the labor force, along with growth in employment, has led to the decrease in the unemployment rate. The State’s labor force participation rate, as well as the percentage of the State’s population that is employed, remains above the national average.
According to the United States Commerce Department, Bureau of Economic Analysis, in a release dated March 25, 2014, personal income of the State’s residents rose 2.2% in 2013. This increase in personal income was slightly smaller than the 2.6% increase reported for the nation as a whole for 2013, but higher than for any other state in the Mideast region, including the District of Columbia. According to January 2014 economic forecasts from IHS Global Insight and Moody’s Economy.com, growth in personal income for New Jersey residents is expected to continue through 2014 and 2015 at rates higher than those seen in 2013.
New Jersey’s housing sector is recovering. More than 24,000 building permits were granted in 2013, an increase of nearly 35% from 2012, and the highest figure since 2007. The New Jersey Association of Realtors reports that single-family home resales in the State in 2013 were 18.4% higher than in 2012. Growth in housing activity is anticipated to continue, as reduced prices, low mortgage rates, and higher rental costs have increased the attractiveness of home ownership, while ongoing recovery from Superstorm Sandy will continue to spur building in parts of the State. However, the significant number of housing properties still in the judicial foreclosure process may temper the recovery in the housing sector.
The auto sector continues to improve. Sales of new motor vehicles in 2013 were 9.5% higher than in 2012.
Economic conditions in New Jersey and the nation are continuing to improve. This improvement has been manifested in the expansion of consumer and capital spending, and has resulted in increased employment. Aggregate household wealth has reached new highs, largely reflecting the recovery of the stock market, but home values have also begun to increase noticeably. With the improvement in household incomes and finances, many consumers have been able to borrow more, and aggregate debt has started to increase. In the current domestic U.S. economic environment, there is the potential for spending growth to further improve, leading to declines in unemployment and further gains in employment, income and wealth. However, European economies continue to face serious problems, posing risks for U.S. exporters, financial markets and institutions. Economic growth in China has recently slowed, in part reflecting internal financial concerns in that nation. Recent cuts in federal spending have inhibited aggregate economic growth, and questions about the implementation of the Affordable Care Act have likely elevated household and business uncertainty, further weighing on the vigor of the economic expansion. Finally, chronic tensions in the Middle East have the potential to boost energy prices and dampen household spending power.
The March 2014 projections of the Federal Reserve System’s Federal Open Market Committee members and participants anticipate national economic growth over the course of 2014 and 2015 to improve and the unemployment rate to move down to levels more consistent with full employment. The State’s economy is expected to expand in 2014 and 2015 at a rate approximately in line with national trends. Inflation rates have continued to be low, reflecting continuing high rates of unemployment. It is anticipated that Federal Reserve policies will not provoke a substantial rise in the underlying rate of inflation, though, as has been the case a number of times in recent years, increases in energy, food, and other commodity prices may lead to short periods in which aggregate price indexes rise noticeably. Recent statements by the Chair and other members of the Federal Open Market Committee indicate that further declines in the national unemployment rate will not trigger increases in interest rates, unless inflation rates are substantially higher than currently anticipated. These statements reinforce the Federal Reserve’s commitment to supporting national economic growth. Federal Reserve Board Governors and Reserve Bank Presidents have reiterated that the start of any tightening of monetary policy will depend upon the health of the economy, not upon any preset schedule, and that the ongoing slowdown in the pace of securities purchases by the Federal Reserve should not be taken as a sign of any imminent increase in interest rates.
The economic outlook hinges on the success of supportive national fiscal and monetary policies. Availability of credit, stability in the financial markets, and continued improvement in consumer and business confidence are critical factors necessary for the continuation of the economic turnaround nationally and in New Jersey. The State and the nation may experience some near-term deterioration in growth and the expected pace of economic expansion may decline if consumers, investors, and businesses are negatively affected by concerns regarding long-term federal budget sustainability, the implementation of any actions directed at near-term cuts in federal spending or increases in taxes, the impact of federal health care reform on business costs, lack of credit availability, U.S. and international financial market stresses, any slowdown in the pace of global economic recovery, and geopolitical tensions, particularly those which lead to any substantial restrictions on energy supplies from the Middle East. To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the strength of the current economic recovery, energy prices, and stability in the financial markets.
The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.
FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection. This lawsuit was filed in Superior Court, Law Division, Hunterdon County on May 27, 2008 by FiberMark North America, Inc. (“FiberMark”) as owner of the Warren Glen waste water treatment facility (“Warren Glen”) in Hunterdon County against the Department of Environmental Protection (“DEP”). FiberMark’s complaint asserts claims against DEP under the New Jersey Eminent Domain Act, N.J.S.A. 20:3-1 et seq., Article 1, Paragraph 20 of the State Constitution and the 5th and 14th Amendments of the United States Constitution, and for trespass, private nuisance, negligence and dangerous condition under the New Jersey Tort Claims Act, N.J.S.A. 59:1-1 et seq. Specifically, FiberMark alleges that DEP is responsible for unpermitted discharges of landfill pollutants into FiberMark’s waste water treatment lagoon #1 at Warren Glen from a neighboring landfill. FiberMark also claims that it has suffered damages due to incurred maintenance costs for Warren Glen, taxes, utility fees, license fees and operating fees and costs associated with Warren Glen, costs to operate the wastewater treatment system for Warren Glen, costs associated with delay in the clean-up of Warren Glen under the ISRA statutes, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.
FiberMark claims it is the successor to a 1991 landfill agreement (“1991 Agreement”), by which FiberMark was obligated to receive and treat leachate from the neighboring landfill in FiberMark’s waste water treatment lagoons before discharge into the Musconetcong River. FiberMark claims that as part of a voluntary Chapter 11 bankruptcy petition for reorganization filed in the State of Vermont, the bankruptcy court granted FiberMark’s motion to reject the 1991 Agreement on June 23, 2005. FiberMark claims it has had no responsibility to treat the leachate from the neighboring landfill since that date and has suffered damages from DEP’s alleged illegal discharges of leachate onto Warren Glen, and that DEP forced FiberMark to continue treating leachate discharged from the neighboring landfill from March 2006 through September 13, 2007. In April 2007, DEP successfully rerouted the leachate so that it no longer runs onto Warren Glen and is permanently enjoined, on a prospective basis, from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment entered into by the parties on September 12, 2007 in a related case, FiberMark North America Inc. v. Jackson, previously filed in the United States District Court. The State filed its answer to FiberMark’s complaint filed in State court on June 23, 2008. The trial on this matter began on May 4, 2009. At the conclusion of FiberMark’s presentation of its case on May 7, 2009, DEP moved to dismiss the matter, which the court granted. On May 26, 2009, FiberMark filed several motions with the court. FiberMark also filed a notice of appeal with the Appellate Division. On July 6, 2009, FiberMark filed a motion with the Appellate Division requesting the Appellate Division compel the court to decide the motions previously filed with the court. By order dated September 18, 2009, the Appellate Division temporarily remanded the matter for 30 days to the court, for the trial judge to rule on the post-judgment motions previously filed with the court. On October 23, 2009, the court issued a decision from the bench denying FiberMark’s motions. On October 28, 2009, the trial judge issued a written Supplemental Memorandum of Decision on Motion. This matter was returned to the Appellate Division. Oral argument was held on May 3, 2011. On August 5, 2011, the Appellate Division issued a decision affirming the trial court’s decision in part, reversing in part and remanding for further proceedings.
The Appellate Division affirmed the trial court’s dismissal of FiberMark’s continuing trespass, continuing dangerous condition, and inverse condemnation claims. In addition, the panel affirmed the trial court’s denial of FiberMark’s motion to amend its pleadings. The Appellate Division agreed with the trial court’s conclusion that FiberMark should not be permitted to seek damages based on allegations that FiberMark sold Warren Glen for a reduced amount after an option for the sale of the property fell through on account of the leachate.
However, the Appellate Division reversed the trial court’s dismissal of the nuisance claim and remanded this claim to the trial court. Specifically, the Appellate Division concluded that the issue of whether DEP’s actions to stop the leachate flow were reasonable could not be resolved against FiberMark in the context of a motion to dismiss. The Appellate Division also ruled held that FiberMark should be permitted to seek reimbursement for the costs it incurred in continuing to operate the leachate treatment lagoons after it stopped operating the paper mill.

FiberMark filed a notice of petition for certification with the Supreme Court on August 24, 2011 and, on September 19, 2011, the Supreme Court notified the parties that the FiberMark notice of petition for certification was filed out of time. The trial court has declined to stay the proceedings on remand, and DEP filed a motion for summary judgment on the nuisance claims remanded to the trial court on October 5, 2011. On February 15, 2012, a jury trial commenced in this matter. On February 22, 2012, the jury returned a verdict in favor of DEP, finding that DEP did not commit a nuisance. On March 7, 2012, FiberMark filed a motion seeking a new trial. The trial court denied FiberMark’s motion for a new trial on April 27, 2012. On June 18, 2012, FiberMark filed a notice of appeal. Briefing of this matter was completed. Oral argument before the Appellate Division occurred on January 14, 2014. The State is vigorously defending this matter.
New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, the DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund (collectively, “Plaintiffs”) filed suit in the Superior Court, Law Division, Essex County against Occidental Chemical Corporation (“Occidental”), Maxus Energy Corporation (“Maxus”), Tierra Solutions, Inc. (“Tierra”), Repsol YPF, S.A. (“Repsol”), YPF, S.A. (“YPF”), YPF Holdings, Inc. and CLH Holdings, Inc. seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental. In November 2008, Maxus and Tierra filed counterclaims against the Plaintiffs seeking, among other things, (a) contribution under the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 to -23.24 (the “Spill Act”), for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable, (b) claims under the Environmental Rights Act, N.J.S.A. 2A:35A-1 to 35A-14, and an injunction against the issuance of permits issued in violation of N.J.S.A. 58:14-7 and -8; (c) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex; the abatement of pollution sources from outside the Newark Bay Complex; and an order removing DEP as trustee for natural resources within the Newark Bay Complex, (d) a judgment finding DEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting DEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries, (e) the reduction or extinction of any judgment rendered against Maxus and Tierra under the doctrine of recoupment, (f) a judgment that DEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance, (g) an order imposing on the Plaintiffs an equitable share of any relief the court might order on the Plaintiffs’ public nuisance claims, (h) an order setting off the Plaintiffs’ share of liability for discharges of hazardous substances into the Newark Bay Complex and an order setting off any benefits that the Plaintiffs have received from activities that contaminated the Newark Bay Complex against any liability that Maxus and Tierra may have, and (i) contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex. In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture (“NJDA”), New Jersey Transit and the Department of Transportation (“NJDOT”), among others, seeking contribution from each of these third party defendants. With respect to NJDOT, Maxus and Tierra allege that hazardous substances were discharged into the Newark Bay Complex from the Kearny Oil Lake Site while NJDOT owned and operated that site and that NJDOT is a discharger under the Spill Act. With respect to the NJDA, Maxus and Tierra allege that mosquito spraying conducted by the NJDA in the vicinity of the Passaic River or its tributaries contributed to the contamination in the Passaic River. NJDOT and NJDA joined in separate motions to dismiss portions of the third party complaint filed by Maxus and Tierra. In December 2010, the Special Master assigned to this matter recommended the dismissal of certain of Maxus and Tierra’s counterclaims against Plaintiffs and cross claims against the State, as a third-party defendant. Specifically, the Special Master recommended dismissal of Maxus and Tierra’s claims: (1) against DEP and the State involving their regulatory roles, including those for failure to enforce the law; (2) involving the State’s ownership of submerged lands; (3) alleging that DEP and/or the State improperly issued certain permits; (4) against DEP involving spraying of DDT; (5) against DEP and the State involving the Kearny Oil Lake site; and (6) against DEP and the State alleging violation of the Public Trust Doctrine. Maxus and Tierra appealed the Special Master’s recommendation to the court. On March 8, 2011, the court adopted the Special Master’s recommendations and dismissed certain of Maxus and Tierra’s claims against DEP and all of the claims against the State, as third party defendant. The dismissal of these claims against the State, as third party defendant, and against DEP were embodied in an order dated May 11, 2011.
On July 19, 2011, the court ruled that Occidental, as the successor to Diamond Shamrock Chemicals Company (“Diamond Shamrock”), is strictly, jointly and severally liable under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged by Diamond Shamrock from the Lister Avenue Site into the Passaic River between 1951 and 1969. A similar judgment was rendered under the Spill Act against Tierra on August 24, 2011, on the basis that Tierra, the current owner of Diamond Shamrock’s Lister Avenue Site, knowingly took title to the contaminated Lister Avenue Site. The court also granted Occidental’s motion for partial summary judgment against Tierra, finding that Tierra was liable to Occidental in contribution on the same basis. On that same date, Occidental also obtained a judgment against Maxus on a claim for indemnity under a 1986 Stock Purchase Agreement, whereby Occidental purchased all of the stock of Diamond Shamrock from Maxus. The court found that Maxus was liable to Occidental in perpetuity for any cleanup and removal costs paid by Occidental as the successor to Diamond Shamrock. On May 21, 2012, the court granted the State’s motion for partial summary judgment against Maxus on liability, finding Maxus, as the alter ego of Tierra, strictly liable, jointly and severally under the Spill Act for all cleanup and removal costs associated with the hazardous substances discharged at and from the Lister Avenue site. The judgment against Maxus concluded the liability phase of the action. The damages phase of this litigation has been stayed until further order of the court.
Both the Plaintiffs and Occidental have alleged that Repsol and YPF committed a fraud upon both parties by systematically stripping assets from Maxus leaving Maxus unable to satisfy any Passaic River cleanup liabilities that may be imposed on it.
On January 22, 2013, attorneys for the Plaintiffs and several hundred Third-Party Defendants (including NJDOT and NJDA) informed the court that they reached preliminary agreement on a proposed Consent Judgment to settle certain claims. On March 23, 2013, the State informed the court that a super-majority of the Third-Party Defendants had approved the Consent Judgment. The Consent Judgment was posted on the DEP’s website on March 27, 2013. Notice of the Consent Judgment was published in the New Jersey Register on May 6, 2013 for a 60-day comment period, which expired on July 5, 2013. DEP received one comment. On October 28, 2013 the Consent Judgment was submitted to the court for approval and was approved on December 12, 2013.
On April 15, 2013, attorneys for the Plaintiffs and defendants Tierra; Maxus; Maxus International Energy Company; Repsol; YPF; YPF Holdings, Inc.; YPF International S.A., and CLH Holdings, Inc. (collectively, the “Settling Defendants”) informed the court that they had agreed on a confidential term sheet setting forth a framework to resolve the claims between them and also informed the court that they had reached preliminary agreement on a proposed settlement agreement (the “Settlement Agreement”). On June 7, 2013, the Plaintiffs reported to the court that the Settling Defendants had approved the Settlement Agreement. The Settlement Agreement was posted on the DEP’s website on June 7, 2013. Notice of the Settlement Agreement was published in the July 1, 2013 New Jersey Register for a 30-day comment period. DEP received several comments to which DEP responded. On October 28, 2013 the Settlement Agreement was submitted to the court for approval and was approved on December 12, 2013.
Defendant Occidental Chemical Corporation is not participating in the Settlement Agreement with the Settling Defendants, and filed a notice of appeal on January 24, 2014 with the Appellate Division. On March 26, 2014, the Appellate Division granted the State’s motion for summary disposition and affirmed the Settlement Agreement. Occidental currently is the only original defendant remaining in the case, and certain State claims against Occidental continue to be litigated. Occidental’s fraudulent conveyance claims against Repsol, S.A. and YPF, S.A. would also continue to be litigated. The trial dates for both sets of claims will be set by future order of the court. The State is vigorously defending this matter.
Powell v. State. On September 12, 2011, seven State and local employees filed suit in Superior Court, Law Division, Mercer County, subsequently transferred to Burlington County, against the State, various Executive Branch officials, and the State Legislature challenging various provisions of Chapter 78 that concern health benefits on various State constitutional law grounds, including Article I, Section 19 (Right to Organize Clause), Article IV, Section 7, Para. 9 (Special Legislation Clause), Article IV, Section 6, Para. 1 (Taxation Clause), Article VIII, Section 1, Para. 7 (Bill Origination Clause) and Article VI, Section 6, Para. 6 (Diminution Clause of Judicial Compensation Clause). On October 20, 2011 and November 16, 2011, respectively, the State Legislative Branch Defendants and the State Executive Branch Defendants filed motions to dismiss for failure to state a claim upon which relief may be granted. The court bifurcated the State Legislative Branch Defendants’ motion to dismiss from the State Executive Branch Defendants’ motion to dismiss. The court granted the State Legislative Branch Defendants’ motion to dismiss on August 24, 2012. Oral argument on the State Executive Branch Defendants’ motion to dismiss was scheduled for September 28, 2012. However, on September 27, 2012, Judge Baldwin adjourned on his own initiative, the oral argument on the State Executive Defendants’ motion to dismiss. Judge Baldwin also adjourned on his own initiative the hearing on the State Executive Defendants’ motion to dismiss. On March 8, 2013, the court granted the State Executive Defendants’ motion to dismiss. The State employees did not appeal. However, three municipal firefighters appealed. All appellate briefs have been filed and oral argument has not yet been scheduled. The State is vigorously defending this matter.
Berg v. Christie. On December 2, 2011, a number of retired Deputy Attorneys General and retired Assistant Attorneys General filed a lawsuit in Superior Court, Law Division, Mercer County against various State officials challenging the constitutionality of Section 25 of Chapter 78, which temporarily suspends the payment of pension adjustments to retired public employees. The plaintiffs allege violation of multiple provisions of both the State and federal constitutions and seek monetary damages, injunctive relief, and a declaratory judgment. On February 2, 2012, the State filed a motion to dismiss for failure to state a claim upon which relief may be granted. Plaintiffs’ opposition brief and cross-motion for summary judgment was filed on March 16, 2012. On April 16, 2012, the New Jersey Education Association and other labor organizations (collectively, the “NJEA”) filed a motion to intervene or, in the alternative, to be permitted to submit an amicus brief. On April 20, 2012, the Plaintiffs and the State submitted letters opposing NJEA’s motion to participate as an intervenor or amicus. On April 23, 2012, the court granted NJEA’s motion to intervene permissively. On June 7, 2012, the court entered an Order granting the State’s motion to dismiss, denying Plaintiffs’ cross-motion for summary judgment, and dismissing Plaintiffs’ Complaint. On June 20, 2012, the court issued an amended Order that 1) converted the State’s motion to dismiss into a motion for summary judgment, 2) granted the State’s motion for summary judgment, 3) denied the Plaintiffs’ cross-motion for summary judgment, 4) dismissed the Plaintiffs’ Complaint, 5) dismissed NJEA’s Complaint-in-Intervention, and 6) vacated its June 7, 2012 Order. Plaintiffs filed an appeal on August 1, 2012. The NJEA, as Plaintiff-Intervenors, filed a notice of appeal and a motion to consolidate their appeal with the appeal that the Berg Plaintiffs’ have filed. On October 4, 2012, the Appellate Division consolidated Berg v. Christie and the appeal of the NJEA Plaintiff-Intervenors which challenged the provision of Chapter 78 that temporarily suspends future COLA payments. The Appellants have submitted their initial merits brief. The State’s opposition brief was filed on June 24, 2013. Oral argument was held on January 28, 2014. The court requested supplemental briefing from the parties, which was filed in February 2014. The State is vigorously defending this matter.
New Jersey Education Association, et al. v. State of New Jersey, et al. Plaintiffs, active and retired members of PERS, PFRS, and TPAF, challenge the constitutionality of Chapter 78, claiming the suspension of cost of living adjustments, increased pension contributions, delegation of authority to pension committees, and increased contributions for medical benefits in retirement violate the State and federal constitutions. Additionally, the plaintiffs challenge Chapter 78 on constitutional grounds, including impairment of contract, substantive and procedural due process, takings, and promissory estoppel. Plaintiffs seek declaratory and injunctive relief. On April 12, 2012, Plaintiffs filed a complaint in the Law Division, Mercer County. The State’s responsive pleading was filed on May 17, 2012. The parties agreed to hold the new State case in abeyance pending the Law Division’s decision in Berg v. Christie (see above). The Court ordered the parties to submit letters regarding whether the case should continue to be held in abeyance pending resolution of all appeals in Berg v. Christie. The State’s submission was made on July 9, 2012; NJEA’s submission was made on July 27, 2012. On August 24, 2012, Plaintiffs filed an Amended Complaint dismissing their claims regarding the temporary suspension of pension adjustments. On October 5, 2012, the State filed a motion to dismiss the complaint that the NJEA filed in the Law Division challenging the increased pension and health care contributions mandated by Chapter 78. Oral argument on the State’s motion to dismiss was held on February 21, 2013. On June 13, 2013, the Court granted the State’s motion to dismiss. The Plaintiffs did not appeal and the time for appeal has lapsed.
Oracle International Corporation v. Director, Division of Taxation. On or about March 25, 2009, Oracle International Corporation (“Oracle”) filed a complaint contesting the New Jersey Department of the Treasury, Division of Taxation’s (“Division”) December 17, 2008, Notice of Assessment Relating to Final Audit Determination, imposing Corporation Business Tax for the audit period June 1, 2001 through May 31, 2007. Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds, including that Oracle does not have nexus to the State and that the State’s “Throw-Out Rule” under N.J.S.A. 54:10A-6(b) is facially invalid and unconstitutional as applied under the State and federal constitutions. Discovery is ongoing. The State intends to vigorously defend this matter.
Pfizer Inc. et al. v. Director, Division of Taxation. Two taxpayers, Pfizer Inc. (“Pfizer”) and Whirlpool Properties, Inc. (“Whirlpool”), challenged the New Jersey Tax Court’s affirmance of the facial constitutionality of the Corporation Business Tax (“CBT”) “Throw-Out Rule,” which affected the amount of taxable income taxpayers “allocate” to the State through 2010. In pursuit of their facial challenges, the taxpayers asserted that the Throw-Out Rule (which requires the exclusion of certain receipts from the CBT “allocation formula”) violates the Due Process and Commerce Clauses of the United States Constitution as well as various equitable principles. Two amici curiae further claimed that the Throw-Out Rule violates the Supremacy Clause of the United States Constitution. On May 29, 2008, the Tax Court granted the Division’s cross-motion to sustain the facial constitutionality of the Throw-Out Rule. The Tax Court found that, on its face, this rule did not violate any of the constitutional provisions raised. Taxpayers’ “as-applied” challenges remain. The taxpayers sought interlocutory review in the Appellate Division, which was denied. In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the New Jersey Supreme Court. The New Jersey Supreme Court granted interlocutory review, but concurrently remanded to the Appellate Division for review on the merits. All parties briefed the facial constitutionality issue and the Appellate Division heard oral argument on November 16, 2009. On July 12, 2010, the Appellate Division affirmed the Tax Court’s decision on the facial constitutionality of the Throw-Out Rule. On October 21, 2010, the Supreme Court granted the taxpayers’ motion for leave to appeal. On May 3, 2011, Pfizer and the Division settled their dispute concerning the facial constitutionality of the Throw-Out Rule. On May 4, 2011, the Whirlpool matter was argued before the Supreme Court. By a unanimous opinion dated July 28, 2011, the New Jersey Supreme Court affirmed, with modification, the facial constitutionality of the Throw-Out Rule. Whirlpool’s “as applied” constitutional challenge remains for adjudication by the Tax Court of New Jersey. Discovery in this matter is ongoing with respect to Whirlpool’s “as applied” constitutional challenge. Whirlpool filed a motion for partial summary judgment on March 30, 2012. The State filed a cross-motion on May 20, 2013, and Whirlpool filed a cross-reply motion on June 28, 2013. Each party filed supplemental briefs in September 2013. The Tax Court denied all motions and the parties are now conducting discovery. The State is vigorously defending this matter.
Banc of America Consumer Card Holdings Corporation v. Director, Division of Taxation. On or about August 5, 2011, Banc of America Consumer Card Holdings Corporation (“BOA”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s May 9, 2011 denial of a CBT refund for tax periods January 1, 2006 through December 31, 2008. BOA does not challenge the State’s jurisdiction to impose CBT. BOA alleges that its income from intangibles should be sourced to BOA’s alleged commercial domicile outside of the State. The State filed an answer to the complaint on October 4, 2011, and an amended answer on March 6, 2012. The case is currently in discovery. The State is vigorously defending this matter.
New Cingular Wireless, PCS, LLC v. Director, Division of Taxation. On or about August 4, 2012, New Cingular Wireless, PCS, LLC (“New Cingular”) filed a complaint in the Tax Court, contesting the Division’s October 5, 2011 denial of a Sales and Use Tax refund claim on behalf of its customers for tax periods November 1, 2005 through September 30, 2010. The Division denied New Cingular’s claim for refund on the grounds that a portion of its claim is barred by the statute of limitations and that New Cingular had not demonstrated that it refunded the applicable Sales and Use Tax to its customers before filing its claim with the Division, as required by statute. Furthermore, the State does not permit a refund claim on behalf of a class. The State filed its answer on March 5, 2012. The court gave a preliminary ruling in favor of New Cingular from the bench. In an opinion dated February 21, 2014, the Tax Court ruled that New Cingular could claim a refund. The court remanded the matter to the Division for review of New Cingular’s substantive claim within sixty (60) days. The State is vigorously defending this matter.
DeVry Educational Development Corporation v. Director, Division of Taxation. On February 23, 2012, DeVry Educational Development Corporation (“DeVry”) filed a complaint in the Tax Court of New Jersey, contesting the Division’s November 22, 2011, Final Determination. The Division concluded that DeVry is subject to CBT commencing July 1, 2002 and is required to file returns. DeVry alleges that it is not subject to tax, and alternatively if it is subject, that the repealed Throw-Out Rule is unconstitutional, on its face and as applied. The Division filed an Answer to Complaint on June 6, 2012. Discovery is ongoing. The State intends to vigorously defend this matter.
Frank Greek and Son, Inc. v. Verizon New Jersey, Inc. et al. Plaintiff Frank Greek and Son, Inc. (the “Plaintiff”), filed a nominal class action lawsuit against Verizon, alleging that: (1) Verizon overcharged customers by charging “custopak” customers for the New Jersey enhanced 9-1-1 fee (“E911 Fee”) on six telephone lines even if those customers actually contracted for less than six lines; and (2) Verizon overcharged customers generally for various other fees and services and therefore violated the New Jersey Consumer Fraud Act. Verizon denies that it improperly charged the E911 Fee and other charges, and it filed a third-party complaint against the Division. Verizon claims that all E911 Fees it collected were remitted to the Division and that Division should refund allegedly overpaid E911 Fees of approximately $30 million to a third-party class action trust fund administrator. The Division objects to this approach because the E911 Fee statute (N.J.S.A. 52:17C-18(c)), incorporates the State Uniform Tax Procedure Law (N.J.S.A. 54:48-1 et seq.) which expressly prohibits refund claims on behalf of a class. The State intends to vigorously defend this matter.
James Liik, et al v. N.J. Dept. of Corrections and Civil Service Commission. This matter was filed in the Mercer County, New Jersey Superior Court, Law Division in November 2009 (the “2009 Case”). The Liik plaintiffs, five senior corrections officers and PBA Local 105, filed a complaint on their own behalf and all similarly situated individuals, demanding lost wages and benefits they allegedly would have received but for their improper designation as non-employee trainees under a 1998 pilot program that established correction officer recruit trainee as a new job classification. Recruit trainees under the program were considered students, rather than regular employees, and they were paid a weekly stipend while in training, rather than the salary of a corrections officer recruit. The complaint alleged a violation of constitutional due process principles, a violation of state statutory civil rights protections, a breach of a statutory and regulatory contract, a breach of a quasi-contract, a breach of an implied in fact contract and that the 1998 pilot program unjustly enriched the State because of the failure of the State to pay wages and benefits of a regular employee to recruit trainees. The complaint also demands punitive damages, as well as attorney fees and costs.
This action was filed shortly after the Appellate Division decision in James Liik, et al. v. New Jersey Department of Personnel and New Jersey Department of Corrections. The prior complaint asserted that the defendants acted outside their authority by designating plaintiffs and paying them as recruit trainees allegedly in violation of provisions of the Civil Service Act, the Administrative Procedure Act and the federal Fair Labor Standards Act. In July 2009 (the “2009 Case”), the Appellate Division ruled that the 1998 pilot program was statutorily authorized for one year and that the program could not continue beyond one year without rulemaking. Accordingly, the court held that the program was void after one year because it had not been continued by regulation. No damages were awarded in the prior action. The prior action has been concluded and is not subject to appeal.
The State defendants filed motions to dismiss the complaint in the 2009 Case and the Liik plaintiffs filed a cross-motion for summary judgment. The trial court dismissed all causes of action, except for the implied in fact contract claim and judgment in favor of the plaintiffs was entered on this claim. In addition, the trial court granted a motion by the Liik plaintiffs to certify the lawsuit as a class action consisting of all recruit trainees during the years 1999 to 2009. The Liik case has settled between the class plaintiffs and the State defendants, and the trial court issued an order approving the class settlement on May 14, 2013. The settlement calls for the State to pay a total of $5,985,000, with $4,930,000 to be distributed to class members and $1,055,000 to be used to pay attorney fees and costs and the expenses of administering the settlement. There have been no further appeals or other challenges to the settlement order.
In re Failure of Council on Affordable Housing to Adopt Trust Fund Commitment Regulations. On July 2, 2012, Fair Share Housing Center (“FSHC”) sought and received permission to file an emergent motion with the Superior Court, Appellate Division to obtain an immediate preliminary injunction, and subsequently upon briefing and argument, a permanent injunction against the Council on Affordable Housing (“COAH”) from requiring municipalities to transfer balances in their municipal affordable housing trust funds uncommitted within four years from the date of collection to the “New Jersey Affordable Housing Trust Fund” (the “AH Trust Fund”), established pursuant to section 20 of L.1985, c.222 (C.52:27D-320), as amended by L.2008, c.46 (C.52:27D-329.1 et al.), until COAH adopts regulations that define what constitutes a “commitment” by the municipality to spend such monies. Pursuant to the Fiscal Year 2013 Appropriations Act, an amount not to exceed $200 million of monies received in the AH Trust Fund shall be deposited in the State General Fund as State revenue. Amounts appropriated in the Fiscal Year 2013 Appropriations Act for the provision of programs for affordable housing for households and individuals with low and moderate incomes shall be credited against such funds deposited into the State General Fund from the AH Trust Fund. Oral argument in this matter was held on July 13, 2012. The Appellate Division denied the request for restraint. While denying injunctive relief, the Appellate Division noted that it expected the State to provide affected municipalities with adequate notice and an opportunity to contest a transfer of municipal affordable housing trust funds. On August 10, 2012, in a separate, distinct matter, in response to FSHC’s motion to enforce litigant’s rights, the Appellate Division issued an order enjoining the transfer or request for transfer of uncommitted municipal affordable housing trust funds until COAH meets and authorizes the transfer or request for transfer of such funds. On September 6, 2012, FSHC served a motion for summary disposition, or in the alternative, preliminary injunction. In response, the State filed a cross-motion for summary judgment. The Appellate Division denied both motions by order dated October 24, 2012. Subsequently, the Appellate Division granted motions by the League of Municipalities and several towns to intervene. On May 1, 2013, COAH adopted a resolution authorizing COAH staff to send out updated letters requiring municipalities to submit by May 22, 2013 their reasons as to why they disagreed with COAH staff’s determination of how much of the municipalities affordable housing trust fund is uncommitted. COAH also approved the Appellate Division’s definition of “uncommitted”. The total amount of “uncommitted” in the updated letters sent out by COAH is approximately $165 million. On May 10, 2013, FHSC filed an emergent application for a stay of the implementation of COAH’s May 1, 2013 resolution. On May 13, 2013, the Appellate Division issued an order granting FSHC’s emergent application for a stay and set forth a briefing schedule. On May 20, 2013, the State sought interlocutory relief from the Supreme Court from the Appellate Division’s May 13, 2013 order. On May 28, 2013, the New Jersey Supreme Court partially vacated the stay, permitting COAH to gather and evaluate municipalities’ submissions. On June 7, 2013, the Appellate Division vacated the remainder of the stay entered on May 13, 2013, subject to the following conditions: (1) the letters sent by COAH dated May 1, 2013 to the municipalities are vacated: (2) municipalities affected by COAH’s letter have 30 days to respond to COAH; (3) COAH shall provide 15 days’ notice of its board meeting to the municipalities prior to allowing the seizure of any funds; (4) any affected municipality may then appeal COAH’s action to seize any funds, to the Appellate Division. On June 28, 2013 COAH sent out updated letters consistent with the Appellate Division’s order. COAH is analyzing responses received from the affected municipalities. The State is vigorously defending this matter.
East Cape May Associates v. New Jersey Department of Environmental Protection. This matter is a regulatory taking case in which the plaintiff claims that it is entitled to in excess of $30 million in damages for a taking of its property without just compensation. The property is approximately 96 acres of freshwater wetlands in the City of Cape May. Plaintiff filed its complaint in Superior Court, Law Division, on December 8, 1992, after the DEP denied an application for 366 single family homes. On motion for summary judgment, the trial court ruled that the State was liable for a regulatory taking as of December 1992. Thereafter, the New Jersey Appellate Division held that DEP could avoid liability by approving development on the property under Section 22(b) of the Freshwater Wetlands Protection Act. In addition, the Appellate Division remanded the case for a determination of whether the “property” also included 100 acres previously developed by the plaintiff’s principals. On remand from the Appellate Division, the trial court ruled on October 8, 1999 that the “property” did not include the 100 acres previously developed, and that DEP could not approve development of the 80 remaining acres without first adopting rules. Since DEP had not adopted rules, the trial court held that DEP’s development offer of 64 homes on the 80 acres was ineffective and DEP was liable for a taking of the property. The State filed an appeal of the trial court’s decision and East Cape May Associates filed a cross-appeal. Oral argument was held on May 14, 2001. On July 25, 2001, the Appellate Division affirmed the trial court’s decision, and found that before DEP could approve limited development to avoid a taking, it was required to adopt rules. The Appellate Division remanded the case for such rule-making, the making of a development offer under the rules, and a determination by the trial court as to whether the new offer complies with the rules and avoids a taking. East Cape May Associates petitioned the New Jersey Supreme Court for certification of this decision, which was denied. Upon remand from the Appellate Division, DEP promulgated regulations to implement Section 22(b), which took effect on January 22, 2002. On July 1, 2009, the parties reached a settlement of the case, and submitted a consent order and stipulation of dismissal to the trial court contingent upon federal approval from the United States Army Corps of Engineers. The relevant federal agencies have expressed opposition to the proposed settlement. On May 25, 2012, East Cape May Associates served notice asserting its rights to terminate the settlement, demanding that within 60 days DEP initiate the reconsideration process. The DEP has initiated the reconsideration process pursuant to the regulations. The State is vigorously defending this matter.
In Re Challenge of Contract Award Solicitation #13-X-22694. On April 12, 2013, the Division of Purchase and Property in the Department of the Treasury (“DPP”) issued a Notice of Intent to Award the Lottery Growth Management Services Contract to Northstar NJ, a joint venture between GTech Corporation, Scientific Games International, Inc. and OMERS Administration Corporation. On April 17, 2013, Communication Workers of America (“CWA”) filed a protest of the notice of intent to award the contract. The Director of DPP denied the protest and proceeded to award the contract. CWA filed an appeal on June 4, 2013 and sought an emergent stay of the contract closing alleging that the State did not have the authority to contract with a vendor for the Lottery Growth Management Services. After being fully briefed by the parties, on June 11, 2013, the Appellate Division denied CWA’s application for stay, accelerated the appeal, and allowed the State to proceed with the award of the contract. At contract close on June 20, 2013, Northstar NJ paid the State of New Jersey, Division of Lottery $120,000,000 as an accelerated guarantee payment (“AGP”) and began a formal transition period prior to beginning to provide the contracted services. On October 1, 2013, Northstar NJ began providing the contracted services for the 15 year and 9 month contract term. CWA’s appeal remains pending in the Appellate Division, is fully briefed and awaits either oral argument or decision. Oral argument before the Appellate Division occurred on March 24, 2014. If this case is decided adversely to the State, the State could be required to return all or a portion of the AGP. The State is vigorously defending this matter.
Escobar v. DYFS et al. On July 17, 2009, Plaintiff’s child was allegedly shaken by his biological father. As a result, the child is severely disabled and requires life care by professionals. The biological father is currently incarcerated for aggravated assault. The Division of Youth and Family Services (“DYFS”) (now known as the Division of Child Protection and Permanency in the Department of Children and Families) allegedly had knowledge that the biological father had a history of drug use, domestic violence, mental health disorders and other issues. DYFS also was allegedly aware that the child showed prior evidence of abuse. Plaintiff alleges that DYFS failed to adequately investigate the reports of alleged abuse. After the completion of the Trial, the jury awarded the Plaintiff $166 million, of which approximately $57 million was for pain and suffering, approximately $4 million was for the child’s past medical needs and $105 million is to cover the child’s future medical needs. The State filed a motion for a new trial and, in the alternative, for remitter on the awards for pain and suffering and the child’s future medical needs. Oral argument on the motion was held on January 17, 2014. On March 19, 2014, the court ruled on the motion for remitter, reducing the award against the State to $102,630,618 by reducing the amount allocated for future medical needs from $105,000,000 to $75,868,321 based on the assumption of the child’s life expectancy of 79 years and by allocating 25% liability to the biological father. On April 1, 2014, the court entered a final order judgment in the case. The time to appeal has not expired. The State is vigorously defending this matter.
Medicaid, Tort, Contract, Workers’ Compensation and Other Claims. The Office of the Inspector General of the U.S. Department of Health & Human Services (“OIG”) has conducted and continues to conduct various audits of Medicaid claims for different programs administered by the State’s Department of Human Services (“DHS”). The OIG audits, which have primarily focused on claim documentation and cost allocation methodologies, recommend that certain claims submitted by DHS be disallowed. OIG submits its recommendations on disallowances to the Centers for Medicare and Medicaid Services (“CMS”) which may, in whole or in part, accept or disagree with the OIG’s recommendations. If the OIG’s recommendations are not challenged by the State or are upheld by CMS, DHS will be required to refund the amount of any disallowances. However, DHS is disputing OIG’s audit findings. In addition, the State has currently reserved certain revenues that would mitigate, but not completely offset, the State’s exposure assuming CMS upholds the OIG’s recommended claim disallowances. Given that the State is currently disputing and appealing the OIG audit findings, it cannot estimate any final refund amounts or the timing of any refund payments that may be due to CMS. These current audits and any future audits of Medicaid claims submitted by DHS may result in claim disallowances which may be significant. The State is unable to estimate its exposure for these claim disallowances.
At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.
The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.
In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.
At any given time, there are various numbers of claims by employees against the State and State agencies seeking recovery for workers’ compensation claims that are primarily paid out of the fund created pursuant to the New Jersey Workers’ Compensation Law (N.J.S.A. 35:15-1 et seq.). Claimants in such matters are seeking recovery for personal injuries suffered by a claimant by accident arising out of and in the course of the claimant’s employment due to the employer’s negligence. The State is unable to estimate its exposure for these claims.
Prior to July 1, 2013, there were various numbers of claims and cases pending against the University of Medicine and Dentistry of New Jersey (“UMDNJ”) and its employees, seeking recovery of monetary damages that were primarily paid out of the UMDNJ Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1 et seq.). An independent study estimated an aggregate potential exposure of $148,897,000 for tort and medical malpractice claims for UMDNJ pending as of December 31, 2012. As a result of the enactment of the New Jersey Medical and Health Sciences Education Restructuring Act, L. 2012, c. 45 (the “Restructuring Act”), all of UMDNJ has been transferred to Rutgers, The State University (“Rutgers”), with the exception of the School of Osteopathic Medicine which has been transferred to Rowan University (“Rowan”), and University Hospital in Newark, New Jersey now exists as a separate instrumentality of the State. All claims and liabilities of UMDNJ associated with the transferred facilities have been transferred to Rutgers, Rowan and University Hospital, as applicable. Pursuant to the Restructuring Act, Rutgers and Rowan each entered into a memorandum of understanding with the State Treasurer pursuant to which the State shall pay from a self-insurance reserve fund established for each entity medical malpractice claims occurring prior to and post the effective date of the transfers, which was July 1, 2013. The Restructuring Act also provides for University Hospital’s medical malpractice claims to be covered by a self-insurance reserve fund established by the State Treasurer and University Hospital entered into a memorandum of understanding with the State Treasurer for such claims. All claims, other than medical malpractice claims, incurred by UMDNJ with respect to the UMDNJ facilities transferred to Rutgers will be paid for by Rutgers out of its own funds. All claims, other than medical malpractice claims, incurred by Rowan will be paid from the Tort Claims Fund. The State is unable to estimate its exposure for these claims.

Currently, Standard & Poor’s, a division of The McGraw Hill Companies, Inc., rates the State of New Jersey’s general obligation bonds A+. Moody’s Investors Service, Inc. and Fitch Ratings rate the State of New Jersey’s general obligation bonds A1 and A+, respectively.
ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA
Because the Pennsylvania Fund (the “Fund”) invests in Pennsylvania (referred to herein as the “Commonwealth,” the “state” or “Pennsylvania”) municipal securities, the Fund is susceptible to political, economic, regulatory or other factors affecting issuers of Pennsylvania municipal securities. Without intending to be complete, the information set forth below briefly summarizes some of the factors affecting the financial situation in Pennsylvania. Such information is derived from official statements utilized in connection with the issuance of Pennsylvania municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the BlackRock Multi-State Municipal Series Trust (the “Trust”) or the Fund and neither the Trust nor the Fund assume responsibility for the completeness or accuracy of such information. In addition, the information provided is updated only through the information available as of the date of this Statement of Additional Information. The information and risks set forth below could change quickly and without notice due to additional information available, market or economic changes or other unforeseen events, among other things.
The summary below does not include all of the information pertaining to the economy, budget, receipts and disbursements of the state that would ordinarily be included in various public documents, such as an official statement prepared in connection with the issuance of general obligation bonds of the state. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth, and there is generally no obligation on the part of the Commonwealth to make payments on such local obligations. There may be specific factors that are applicable in connection obligations of particular issuers located within Pennsylvania, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. The information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of Pennsylvania municipal securities.
There can be no assurance that the Commonwealth or a political subdivision thereof will not experience a decline in economic conditions, or that portions of the Pennsylvania municipal securities purchased by the Fund will not be affected by such a decline.
State Economy
General. Many factors affect the financial condition of the Commonwealth of Pennsylvania and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.
Other factors that may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, federal revenue sharing or laws with respect to tax-exempt financing.
The Commonwealth is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industrial state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined. The Commonwealth’s business environment readjusted with a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.
Pennsylvania’ s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $7.3 billion in crop and livestock products annually. In 2013 agribusiness and food related industries reached export sales surpassing $1.3 billion in economic activity. Over 59,000 farms form the backbone of the state’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands — nearly one-third of the Commonwealth’s total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a variety of agricultural products.

Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2013 decreased at an average annual rate of 0.02% compared with a 0.03% rate for the Middle Atlantic Region and 0.04% rate for the United States.
Non-manufacturing employment in Pennsylvania has increased in recent years and reached 90.2% of total employment by 2013. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 9.8% of 2013 non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector as the 4th largest single source of employment within the Commonwealth. In 2013 the services sector accounted for 48.4% of all non-agricultural employment, while the trade sector accounted for 14.9%.
Unemployment. Pennsylvania’s annual average unemployment rate was equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 8.5% in early 2010 compared to 4.4% annual unemployment in 2007. As of June 2014, Pennsylvania had a seasonally adjusted annual unemployment rate of 5.6% (preliminary).
Accounting Practices
Financial information for the principal operating funds of the Commonwealth is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Annual financial statements prepared in accordance with GAAP are audited jointly by the Department of the Auditor General and an independent public accounting firm.
Budgetary Basis. The Commonwealth utilizes the fund method of accounting. Over 150 funds have been established and currently exist for the purpose of recording the receipt and disbursement of moneys received by the Commonwealth. The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.
Tax revenues constitute approximately 98.0% of Commonwealth revenues in the General Fund for the fiscal year ended June 30, 2013. The major tax sources for the General Fund of the Commonwealth are the personal income tax, the sales tax, the corporate net income tax, the cigarette tax, and the utility gross receipts tax. Together these five taxes produce 89.1% of General Fund tax revenues for the fiscal year ended June 30, 2013.
The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor each February. A budgetary basis of accounting is used for ensuring compliance with the enacted operating budget and is governed by applicable state statutes and by administrative procedures. The state Constitution provides that operating budget appropriations shall not exceed the actual and estimated revenues and unappropriated surplus available in the fiscal year (July 1 — June 30) for which funds are appropriated. Annual budgets are enacted for the General Fund and certain special revenue funds that together represent the majority of expenditures of the Commonwealth. The annual budget classifies fund revenues as Commonwealth revenues, augmentations, federal revenues, or restricted receipts and revenues.
Commonwealth revenues are revenues from taxes and from non-tax sources such as licenses and fee charges, penalties, interest, investment income and other miscellaneous sources. Augmentations consist of departmental and institutional billings that supplement an appropriation of Commonwealth revenues, thereby increasing authorized spending. Federal revenues are those federal aid receipts that pay for or reimburse the Commonwealth for funds disbursed for federally assisted programs. Restricted receipts and revenues are funds that are restricted to a specific use or uses by state law, administrative decision, or the provider of the funds. Only Commonwealth revenues and expenditures from these revenues are included in the computation made to determine whether an enacted budget is constitutionally balanced. Augmenting revenues and federal revenues are considered to be self-balancing with expenditures from their respective revenue sources.
The Commonwealth’s budgetary basis financial reports for its governmental funds are based on a modified cash basis of accounting, as opposed to the modified accrual basis prescribed by GAAP. Under the Commonwealth’s budgetary basis of accounting, tax receipts, non-tax revenues, augmentations and all other receipts are recorded at the time cash is received. An adjustment is made at fiscal year-end to include accrued unrealized revenue; that is, revenues earned but not collected. Revenues accrued include estimated receipts from (i) sales and use, personal income, realty transfer, inheritance, cigarette, liquor, liquid fuel, fuels, and oil company franchise taxes, and interest earnings, and (ii) federal government commitments to the Commonwealth. Expenditures are recorded at the time payment requisitions and invoices are submitted to the Treasury Department for payment. Appropriated amounts are reserved for payment of contracts for the delivery of goods or services to the Commonwealth through an encumbrance process. Unencumbered appropriated funds are automatically lapsed at fiscal year-end and are available for re-appropriation. Estimated encumbrances are established at fiscal year-end to pay certain direct expenditures for salaries, wages, travel and utility costs payable against current year appropriations but disbursed in the subsequent fiscal year. Recording of the applicable expenditure liquidates the encumbered amount. Overestimates of fiscal year-end encumbrances are lapsed in the subsequent fiscal year and under-estimates are charged to a subsequent fiscal year appropriation. Appropriation encumbrances are shown on the Commonwealth’s balance sheet as a reservation of fund balance.
Other reservations of fund balance include (i) the unexpended balance of continuing appropriations, and (ii) requested appropriation supplements and deficiency appropriations. Revenues dedicated for specific purposes and remaining unexpended at fiscal year-end are likewise reserved.
GAAP Financial Reporting. At fiscal year-end, budgetary basis fund financial information, both revenues and expenditures, is adjusted to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth is not required to prepare GAAP financial statements and does not prepare them on an interim basis. GAAP fund financial reporting requires a modified accrual basis of accounting for governmental funds, while proprietary and fiduciary funds are reported on the accrual basis of accounting.
Fund financial statements of the Commonwealth prepared under GAAP differ from those traditionally prepared on a budgetary basis for several reasons. Among other differences, the GAAP fund financial statements (i) generally recognize revenues when they become measurable and available rather than when cash is received, (ii) report expenditures when goods and services are received and a liability incurred rather than when cash is disbursed, (iii) include a combined balance sheet for the Commonwealth presented by GAAP fund type rather than by Commonwealth fund, and (iv) include activities of all funds in the reporting entity, including agencies and authorities usually considered as independent of the Commonwealth for budgetary purposes. Adjustments to budgetary basis revenues and expenditures required to conform to GAAP accounting generally require including (i) corporation, sales, and personal income tax accruals, (ii) tax refunds payable and tax credits, and (iii) expenditures incurred but not yet posted as expenditures or not covered by appropriations.
Budget Stabilization Reserve Fund
Legislation enacted with the adoption of the fiscal year 2003 budget abolished the Tax Stabilization Reserve Fund and transferred its balance of $1,038 million to the General Fund. That legislation also established a new reserve fund named the Budget Stabilization Reserve Fund and initially directed $300 million of funding from the General Fund be deposited to such fund during fiscal year 2003. Subsequently, the General Assembly repealed the $300 million transfer allowing that amount to remain in the General Fund to help offset anticipated revenue shortfalls to the fiscal year 2003 budget. Balances in the Budget Stabilization Reserve Fund are to be used only when emergencies involving the health, safety or welfare of the residents of the Commonwealth or downturns in the economy resulting in significant unanticipated revenue shortfalls cannot be dealt with through the normal budget process. Funds in the Budget Stabilization Reserve Fund may be appropriated only upon the recommendation of the Governor and the approval of a separate appropriation bill by a vote of two-thirds of the members of both houses of the General Assembly. Any funds appropriated from the Budget Stabilization Reserve Fund that are unspent are returned to the Budget Stabilization Reserve Fund.
At present, the Commonwealth has a virtually zero balance in the Budget Stabilization Reserve Fund.
Commonwealth Financial Performance
Recent Developments. Revenue collections in fiscal year 2014 were $508.7 million (1.7%) below the official estimate and the Commonwealth ended fiscal 2014 with a significant budget deficit. Revenue collections in fiscal 2014 were below those in fiscal 2013.
On July 10, 2014, Pennsylvania Governor Corbett signed into law the fiscal year 2015 budget. The fiscal year 2015 budget provides for spending in the amount of $29 billion. It does not include any tax increases and assumes approximately 3% revenue growth. Governor Corbett used his line-item veto authority with respect to the budget passed by the General Assembly (and signed by the Governor subject to such vetoes) to veto $65 million in General Assembly spending and an additional $7.2 million in legislative-designated spending.

Moody’s Investors Service (“Moody’s”) recently announced that it has downgraded Pennsylvania’s outstanding general obligation bonds to Aa3 from Aa2 (the second downgrade in two years). Based on published reports, this means that Pennsylvania is ranked among the six worst states in Moody’s ratings for the 47 states with general obligation debt.
According to Moody’s, the downgrade reflects the Commonwealth’s growing structural imbalance, exacerbated by the fiscal 2015 enacted budget that depends on non-recurring resources; a weak GAAP balance position that will further deteriorate based on the budget’s one-time measures; and the expectation that large and growing pension liabilities coupled with modest economic growth will limit Pennsylvania’s ability to regain structural balance in the near term. Fitch Ratings downgraded Pennsylvania last year, and Standard & Poor’s has warned it could downgrade Pennsylvania if it didn’t see significant strides to address deficits and pension liabilities.
Financial Results for Recent Fiscal Years (GAAP Basis). During the five-year period from fiscal year 2009 through fiscal year 2013, total revenues and other sources increased by an average of 3.7% annually. Tax revenues during this same period increased by an annual average of 3.4%. During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds have continued to become a larger portion of income to the General Fund. Expenditures and other uses during the fiscal years 2009 through 2013 rose at an average annual rate of 3.1%. Expenditures for the protection of persons and property during this period increased at an average annual rate of 2.1%; public education expenditures during this period decreased at an average annual rate of 0.2%; health and human services expenditures increased at an average annual rate of 3.7%; and capital outlays increased at an average annual rate of 37.5%. Commonwealth expenditures for direction and support services (state employees and government administration) increased at an average annual rate of 3.3% during the fiscal years 2009 through 2013. The fund balance at June 30, 2013 totaled $1,566.0 million, an increase of $306.7 million from the balance at June 30, 2012.
Fiscal Year 2012. The subdued level of the economic recovery from the most recent national recession continued to affect the Commonwealth’s revenue receipts during fiscal year 2012. General Fund revenues of the Commonwealth were below the certified estimate by $162.8 million or 0.6% during fiscal year 2012. Final Commonwealth General Fund revenues for the fiscal year totaled $27,678.0 million. Total fiscal year 2012 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,101.3 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,534.4 million, resulting in a preliminary operating deficit for fiscal year 2012 of $433.3 million. However, after accounting for a positive fiscal year 2012 beginning balance of $1,072.8 million, the Commonwealth ended fiscal year 2012 with an unappropriated surplus balance of $659.0 million, which was the second largest (following the $1,072.8 million ending balance from fiscal year 2011) such unappropriated ending balance since prior to the 2001 recession.
General Fund revenues increased $180.8 million or 0.7% during fiscal year 2012 when measured on a year-overyear basis as compared to fiscal year 2011. Tax revenue collections grew $687.8 million or 2.6% on a year-over-year basis from fiscal year 2011 to fiscal year 2012 while non-tax revenue collections declined $507.2 million or 48.9%, primarily from a reduction in balance transfers from fiscal year 2011 to fiscal year 2012.
Fiscal year 2012 appropriations from Commonwealth revenues, including supplemental appropriations and net of appropriation lapses, totaled $27,534.4 million. A total of $188.7 million in appropriations were lapsed in fiscal year 2012. Commonwealth General Fund appropriations for fiscal year 2012 totaled $27,185.6 million, a decrease of $1,135.7 million or 4.0% from fiscal year 2011 levels.
The ending unappropriated balance was $659.2 million for fiscal year 2012. In June 2012, the statutory transfer of 25% of the Commonwealth’s unappropriated surplus balance to the Tax Stabilization Reserve Fund was suspended for one year.
For GAAP purposes, at June 30, 2012, the General Fund reported a fund balance of $1,259.3 million, a decrease of $362.1 million from the reported $1,621.4 million fund balance at June 30, 2011. On a net basis, total assets increased by $261.0 million to $11,100.9 million. Liabilities increased by $623.2 million to $9,841.6 million.
Fiscal Year 2013. General Fund revenues of the Commonwealth were above the certified estimate by $56.9 million or 0.2% for fiscal year 2013. Final Commonwealth General Fund revenues for the fiscal year totaled $28,646.9 million. Total fiscal year 2013 revenues, net of reserves for tax refunds and including public health and human services assessments, totaled $27,258.2 million. Total expenditures, net of appropriation lapses and including public health and human services assessments and expenditures from additional sources, were $27,717.3 million, resulting in a preliminary operating balance for fiscal year 2014 of $320.3 million. However, after accounting for a positive fiscal year 2013 beginning balance of $672.5 million, the Commonwealth ended fiscal year 2013 with an unappropriated surplus balance of $540.9 million.
General Fund revenues increased $968.9 million or 3.5% during fiscal year 2013 when measured on a year-overyear basis as compared to fiscal year 2012. Tax revenue collections grew $918.6 million or 3.4% on a year-over-year basis from fiscal year 2012 to fiscal year 2013 while non-tax revenue collections increased $50.3 million or 9.5%, primarily from an increase in escheats from fiscal year 2012 to fiscal year 2013.
Commonwealth General Fund appropriations for fiscal year 2013 totaled $27,717.3 million, an increase of $686.7 million or 2.5% from fiscal year 2012 levels.
The ending unappropriated balance was $540.9 million for fiscal year 2013. Again in June 2013, the statutory transfer of 25% of the Commonwealth’s unappropriated balance to the Tax Stabilization Reserve Fund was suspended for one year.
For GAAP purposes, at June 30, 2013, the General Fund reported a fund balance of $1,566.0 million, a decrease of $312.9 million from the restated $1,253.1 million fund balance at June 30, 2012. Total assets increased $457.0 million to $11,556.9 million largely attributable to receivables in public welfare programs. Liabilities increased by $150.9 million to $9,990.9 million.
Fiscal Year 2014. The enacted fiscal year 2014 budget provided appropriations and executive authorizations, net of lapses and other reductions, totaling $28,422.3 million of Commonwealth funds against estimated revenues, net of tax refunds and including public health and human services assessments. Enacted General Fund appropriations represented an increase of $705.1 million, or 2.5% on a year-over-year basis, for fiscal year 2014.
General Fund revenues from all sources were estimated to increase $443.9 million or 1.6% on a year-over-year basis for fiscal year 2014 after factoring in planned tax refunds expenditures. The enacted budget did not include any tax increases, but did implement several tax changes intended to catalyze positive economic growth and therefore increase state revenue.
However, based on a release from the Pennsylvania Department of Revenue, revenue collections in fiscal year 2014 were $508.7 million (1.7%) below the official estimate and the Commonwealth ended fiscal 2014 with a significant budget deficit. Complete budgetary and GAAP information for fiscal year 2014 is not yet available.
Fiscal Year 2015 Budget. The fiscal year 2015 budget provides for spending in the amount of $29 billion. It does not include any tax increases and assumes approximately 3% revenue growth. Governor Corbett used his lineitem veto authority with respect to the budget passed by the General Assembly (and signed by the Governor subject to such vetoes) to veto $65 million in General Assembly spending and an additional $7.2 million in legislativedesignated spending.
The achievement of budgeted results may be adversely affected by a number of trends or events, including developments in the national and state economies. Deficits in the enacted budget can result from failures to timely receive projected revenues, inability to control or reduce expenses as projected, incurrence of unforeseen expenses, imposition of unforeseen obligations, whether of a legislative or litigation nature or resulting from a natural disaster, and a multitude of other causes. Cost cutting and revenue producing measures are less efficacious if imposed later in a fiscal year because of the shorter time period over which they will operate.
Fiscal year-to-date General Fund collections (through August 2014) total $4 billion, which is $10.7 million, or 0.3%, below estimate.
Outstanding Debt of the Commonwealth
General. The Commonwealth is permitted by its Constitution to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt, except tax anticipation notes, must be amortized in substantial and regular amounts.
Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund, except for debt issued for highway purposes, which is paid from Motor License Fund appropriations. Net outstanding general obligation debt totaled $10,860.3 million at June 30, 2013, a net increase of $132.8 million from June 30, 2012. Over the 10-year period ended June 30, 2013, total net outstanding general obligation debt increased at an annual rate of 4.8%. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 5.8%.

Government Authorities and Other Organizations. Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.
Moral Obligations. The only debts of state-created organizations in Pennsylvania which bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency, a state-created agency that provides financing for housing for lower and moderate income families in the Commonwealth. As of December 31, 2013, this state-created organization had $3,526.1 million of revenue bonds outstanding.
Lease Financing. The Commonwealth, through several of its departments and agencies, leases various real property and equipment. Some leases and their respective lease payments are, with the Commonwealth’s approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth’s annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.
Commonwealth Financing Authority. The Commonwealth Financing Authority (the “CFA”) was established in April 2004 with the enactment of legislation establishing the CFA as an independent authority and an instrumentality of the Commonwealth. The CFA is authorized to issue its limited obligation revenue bonds and other types of limited obligation revenue financing for the purposes of promoting the health, safety, employment, business opportunities, economic activity and general welfare of the Commonwealth and its citizens through loans, grants, guarantees, leases, lines and letters of credit and other financing arrangements to benefit both for-profit and nonprofit entities. The CFA’s bonds and financings are to be secured by revenues and accounts of the CFA, including funds appropriated to CFA from general revenues of the Commonwealth for repayment of CFA obligations. The obligations of the CFA do not constitute a debt or liability of the Commonwealth.
Since November 2005, the CFA has completed multiple bond issues to fund programs established by its original economic stimulus mission of April 2004.
As part of the enactment process for the fiscal year 2009 budget, the General Assembly enacted and on July 9, 2008, former Governor Rendell signed into law Act 63 of 2008 (“Act 63”) and Act 1 of Special Session 1 of 2008 (“Act 1”). Combined, these two acts provide the CFA with additional bond issuance authority of up to an additional $1,300 million. Act 63 of 2008 provides the CFA with authority to issue up to $800 million in limited obligation revenue bonds in order to fund water or sewer projects, storm water projects, flood control projects and high hazard unsafe dam projects. Act 63 also provides for the use of Pennsylvania Gaming and Economic Development and Tourism Fund revenues to support debt service costs associated with the $800 million in additional CFA debt authority. Act 1 provides the CFA with authority to issue up to $500 million in limited obligation revenue bonds to fund the development of alternative sources of energy. As of December 31, 2013, the CFA had issued $365.0 million in limited obligation revenue bonds authorized by Act 1. Further, the CFA has issued $757.0 million in limited obligation revenue bonds authorized by Act 63.
As of June 30, 2013, the CFA had $1,667.8 million in outstanding bond debt. With respect thereto, the Commonwealth’s General Fund has appropriation responsibility with respect to for $927.8 million thereof and the Pennsylvania Gaming and Economic Development and Tourism Fund has appropriation responsibility with respect to $740 million of such outstanding debt. In preparation for the enactment of the fiscal year 2011 Commonwealth budget, the Department of Community and Economic Development (“DCED”) and the Office of the Budget, in compliance with the various service agreements, requested an appropriation from the Pennsylvania General Assembly in the full amount of the then estimated debt service for the CFA. In light of available resources of the CFA, the Pennsylvania General Assembly enacted its fiscal year 2011 budget which appropriated $76.480 million in state funds to the CFA for payment of CFA debt service during fiscal year 2011, which amount was approximately $3.5 million less than required to meet all of the CFA’s debt service obligations in that fiscal year. In order to address this shortfall, the CFA applied approximately $3.5 million in available interest earnings to its debt service payments. The Commonwealth’s fiscal year 2012 enacted budget appropriated $82.019 million, which amount was sufficient for the CFA to meet all of its debt service obligations. The Commonwealth’s fiscal year 2013 enacted budget appropriated $85.519 million in state funds to the CFA for payment of CFA debt service during fiscal year 2013. CFA debt service for fiscal year 2014 is estimated to be $82.012 million. With respect to future fiscal year budgets, additional appropriations from the General Fund for future debt service are expected to be requested each year by the Department of Community and Economic Development for inclusion in future Executive Budget requests to the General Assembly.
Lease for Pittsburgh Arena. In October 2007, the Commonwealth and the Sports and Exhibition Authority of Pittsburgh and Allegheny County (the “SEA”) entered into a lease agreement (the “Arena Lease”) that, while not creating indebtedness of the Commonwealth, creates a “subject to appropriation” obligation of the Commonwealth. The SEA, a joint public benefit authority, issued in October 2007 its $313.3 million Commonwealth Lease Revenue Bonds (the “Arena Bonds”) to finance a multi-purpose arena (the “Arena”), to serve as the home of the Pittsburgh Penguins (the “Penguins”), a hockey team in the National Hockey League. The Arena Bonds are not debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefor. While the Special Revenues are projected to be adequate to pay all debt service on the Arena Bonds, to the extent such revenues are in any year inadequate to cover debt service, the Commonwealth is obligated under the Arena Lease to fund such deficiency, subject in all cases to appropriation by the General Assembly. The maximum annual amount payable by the Commonwealth under the Arena Lease is $19.1 million. In December 2009, the Commonwealth was notified by the SEA that an additional $2.8 million would be required in fiscal year 2010 to support debt service. In compliance with its obligations under the Arena Lease, the Commonwealth included an appropriation request for $2.8 million from the Pennsylvania Gaming and Economic Development Tourism Fund in its fiscal year 2010 budget. Subsequent to the fiscal year 2010 budget, the Commonwealth has been annually notified by the SEA that additional funds would be required to support debt service. In each subsequent year, the Commonwealth included the appropriation request in the appropriate fiscal year budget. In fiscal year 2011, the actual amount appropriated to support the SEA debt service was $163,885.00 and in fiscal year 2012 it was $96,470.00.
During April 2010, the SEA issued $17.36 million in additional Commonwealth Lease Revenue Bonds (the “Supplemental Arena Bonds”) to complete the Arena. The Supplemental Arena Bonds do not constitute debt of the Commonwealth but are limited obligations of the SEA payable solely from the Special Revenues pledged therefore. As with the Arena Bonds, the Commonwealth is obligated under the Arena Lease, as amended, to fund any deficiency in Special Revenues necessary to pay debt service on the Supplemental Arena Bonds, subject in all cases to appropriation by the General Assembly.
Pennsylvania Convention Center. In April 2010, the Commonwealth acquired (through ownership and a long-term leasehold interest) the Pennsylvania Convention Center located in Philadelphia, Pennsylvania and the expansion thereto that was subsequently constructed. Such acquisition was financed through the issuance by the Pennsylvania Economic Development Financing Authority (“PEDFA”) of $281.075 million of revenue bonds (the “Convention Center Bonds”). The Commonwealth, the City of Philadelphia (the “City”) and the Pennsylvania Convention Center Authority (the “Convention Center Authority”) entered into an Operating Agreement (the “Operating Agreement”) in connection with the issuance of the Convention Center Bonds and the acquisition of the Pennsylvania Convention Center which provides for the operation of the Pennsylvania Convention Center by the Convention Center Authority (which also leases the facility), for the City to make an annual payment of $15 million plus a percentage of its Hotel Room Rental Tax and Hospitality Promotion Tax revenues to support operations of the Pennsylvania Convention Center and for the Commonwealth to make payments to finance operating deficits and operating and capital reserve deposits of the Pennsylvania Convention Center and to pay debt service on the Convention Center Bonds. The Commonwealth also entered into a Grant Agreement (the “Grant Agreement”) with PEDFA and U.S. Bank National Association, as trustee for the Convention Center Bonds, with respect to the obligations of the Commonwealth to make the payments required under the Operating Agreement and related amounts due with respect to the Pennsylvania Convention Center and the Convention Center Bonds.
The obligations of the Commonwealth under the Operating Agreement and the Grant Agreement do not create indebtedness of the Commonwealth but are payable from (1) funds available in the Gaming Economic Development and Tourism Fund and (2) other funds of the Commonwealth, subject to annual appropriation by the state legislature. Payments from the Gaming Economic Development and Tourism Fund of up to $64,000,000 per year for up to 30 years (but not exceeding $880 million in the aggregate) have been appropriated by the General Assembly (by Act 53 of 2007, (“Act 53”)) for the payment of debt issued with regard to the Pennsylvania Convention Center and for operating expenses of the Pennsylvania Convention Center; however, there is no requirement in Act 53 or otherwise that funds in the Gaming Economic Development and Tourism Fund be so applied. Moneys in the Gaming Economic Development and Tourism Fund have also been appropriated by the General Assembly to a number of other projects and could be appropriated to additional projects in the future. The Gaming Economic Development and Tourism Fund is funded with an assessment of five percent of the gross terminal revenue of all total wagers received by all slot machines in the Commonwealth less cash payments. While the Gaming Economic Development and Tourism Fund is projected to continue to have sufficient revenues to pay its current appropriated obligations, there can be no absolute assurance that the Gaming Economic Development and Tourism Fund in any future fiscal year will receive sufficient receipts to pay its appropriated obligations.
Any payments due from the Commonwealth under the Operating Agreement and the Grant Agreement and which are not paid from the Gaming Economic Development and Tourism Fund are subject to annual appropriation by the General Assembly. The Commonwealth currently projects that payments materially in excess of the aggregate $880 million appropriated from the Gaming Economic Development and Tourism Fund will be required to be paid by it to satisfy the Commonwealth’s obligations under the Operating Agreement and the Grant Agreement over the terms of such agreements.
Pension and Retirement Systems. The Commonwealth maintains contributory benefit pension plans covering all state employees, public school employees and employees of certain state-related organizations. State employees and employees of certain state related organizations are members of the State Employees’ Retirement System (“SERS”). Public school employees are members of the Public School Employees’ Retirement System (“PSERS”). With certain exceptions, membership in the applicable retirement system is mandatory for covered employees. The retirement plans of SERS and PSERS are contributory defined benefit plans for which the benefit payments to members and contribution rates by employees are specified in state law. Changes in benefit and contribution provisions for each retirement plan must be made by legislation enacted by the General Assembly. Under statutory provisions established in 1981, all legislative bills and amendments proposing to change a public employee pension or retirement plan are to be accompanied with an actuarial note prepared by an enrolled pension actuary providing an estimate of the cost and actuarial effect of the proposed change. On June 25, 2012, the Government Accounting Standards Board approved Statement 67 (Plans) which replaces requirements of Statement 25 (effective for fiscal years beginning after June 15, 2013) and Statement 68 (Employers) which replaces the requirements of Statement 27 (effective for fiscal years beginning after June 15, 2014). These new standards impact the accounting treatment of pension plans in which state and local governments participate. Major changes are: (i) the inclusion of unfunded pension liabilities on the government’s balance sheet (such unfunded liabilities are currently typically included as notes to the government’s financial statements); (ii) full pension costs will be shown as expenses regardless of actual contribution levels; (iii) lower actuarial discount rates may be required to be used for most plans for certain purposes of the financial statements, resulting in increased liabilities and pension expenses; and (iv) shorter amortization periods for unfunded liabilities will be required to be used for certain purposes of the financial statements, which generally would increase pension expenses. As of December 31, 2012, the unfunded actuarial accrued liability or SERS was $17,753 million. As of June 30, 2013, the unfunded actuarial accrued liability of PSERS was $32,599 million.
Rising employer contribution rates and costs in accordance with law for the Commonwealth’s two pension systems are projected to grow by a factor of three over the next four years, rising from $1,500 million in fiscal year 2014 to $4,300 million in fiscal year 2017. Reform of the retirement systems, as proposed and advocated by the Governor, was not enacted. Without reforms, meeting the growing pension contributions in the future will likely require deep cuts in the Commonwealth’s General Fund budget as well as the budgets of local school districts.
In addition to a defined benefit pension plan for state employees and employees of certain state-related organizations, the Commonwealth also provides health care plans for its eligible retirees and their qualifying dependents. These and similar plans are commonly referred to as “other post-employment benefits” or “OPEBs.” The Commonwealth provides OPEBs under two plans. The Retired Pennsylvania State Police Program provides collectively bargained benefits to retired state enlisted members and their dependents. The Retired Employee Health Program provides Commonwealth-determined benefits to other retired state employees and their dependents.
City of Philadelphia
The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist the City of Philadelphia, the Commonwealth’s largest city, in remedying its fiscal emergencies. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain City general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of the City of Philadelphia as of June 30, 1992 of $224.9 million. At this time, Philadelphia is operating under a five-year financial plan covering fiscal years 2014 through 2018. This plan was initially approved by PICA on September 17, 2013. Revisions to the plan were approved by PICA on November 19, 2013 and March 18, 2014.
No further bonds may be issued by PICA for the purpose of either financing capital projects or a deficit, as the authority for such bond issuance expired December 31, 1994. PICA’s authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $409.3 million in special tax revenue bonds outstanding as of December 31, 2013. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds.
Litigation
The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. In 1978, the General Assembly approved a limited waiver of sovereign immunity with respect to lawsuits against the Commonwealth. This cap does not apply to tax appeals. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,150 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund.
The Commonwealth also represents and indemnifies employees who have been sued under federal civil rights statutes for actions taken in good faith in carrying out their employment responsibilities. There are no caps on damages in civil rights actions. The Commonwealth’s self-insurance program covers damages in these cases up to $250,000 per incident. Damages in excess of $250,000 are paid from departmental and agency operating and program appropriations.

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